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TABLE OF CONTENTS PROSPECTUS SUPPLEMENT

TABLE OF CONTENTS 3

Filed Pursuant to Rule 497(c)
Registration No. 333-170724

          PROSPECTUS SUPPLEMENT
(To Prospectus dated March 16, 2011)

9,000,000 Shares

Common Stock

          Prospect Capital Corporation is a financial services company that lends to and invests in middle market, privately-held companies. We are organized as an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management LLC manages our investments and Prospect Administration LLC provides the administrative services necessary for us to operate.

          The underwriter has agreed to purchase our common stock at a price of $11.40 per share, which will result in $102,400,000 of net proceeds, after deducting estimated offering expenses, to us, or $117,790,000 assuming full exercise of the underwriter's option to purchase additional shares.

          The underwriter has an option for a period of 30 days from the date of this prospectus supplement to purchase up to 1,350,000 additional shares of our common stock at $11.40 per share.

          The underwriter proposes to offer the shares of common stock from time to time for sale in negotiated transactions or otherwise, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. See "Underwriting" beginning on page S-15 of this prospectus supplement for more information regarding this offering.

          Our common stock is traded on the NASDAQ Global Select Market under the symbol "PSEC". The last reported closing sales price for our common stock on April 4, 2011 was $12.15 per share and our most recently determined net asset value per share was $10.25 as of December 31, 2010 ($9.95 on an as adjusted basis solely to give effect to our distributions with record dates of January 31, 2011, February 28, 2011 and March 31, 2011 and our issuance of common stock on January 31, 2011, February 28, 2011 and March 31, 2011 in connection with our dividend reinvestment plan).

          This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC". This information is available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

          Investing in our common stock involves risks. See "Risk Factors" beginning on page S-6 of this prospectus supplement and on page 9 of the accompanying prospectus.

          The SEC has not approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Goldman, Sachs & Co.

Prospectus Supplement dated April 4, 2011

FORWARD-LOOKING STATEMENTS

          Our annual report on Form 10-K for the year ended June 30, 2010, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation, including this prospectus supplement and the accompanying prospectus, may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, or the "1934 Act", which involve substantial risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "intends", "intend", "intended", "goal", "estimate", "estimates", "expects", "expect", "expected", "project", "projected", "projections", "plans", "seeks", "anticipates", "anticipated", "should", "could", "may", "will", "designed to", "foreseeable future", "believe", "believes" and "scheduled" and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  our future operating results,

  •
  our business prospects and the prospects of our portfolio companies,

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  the impact of investments that we expect to make,

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  our contractual arrangements and relationships with third parties,

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  the dependence of our future success on the general economy and its impact on the industries in which we invest,

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  the ability of our portfolio companies to achieve their objectives,

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  difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

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  the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

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  adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

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  a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

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  our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company,

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  the adequacy of our cash resources and working capital,

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  the timing of cash flows, if any, from the operations of our portfolio companies,

i

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

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  authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the Securities and Exchange Commission, Internal Revenue Service, the NASDAQ Global Select Market, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business, and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus and in our filings with the SEC.

          Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus, respectively, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus supplement and the accompanying prospectus, respectively. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus supplement or the accompanying prospectus, as applicable. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the "1933 Act".

          You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriter has not, authorized any other person to provide you with information that is different from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates. Our business, financial condition and results of operations may have changed since those dates. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in that prospectus.

ii

PROSPECTUS SUPPLEMENT

iii

PROSPECTUS SUMMARY

          This summary highlights some information from this prospectus supplement and the accompanying prospectus, and it may not contain all of the information that is important to you. To understand the terms of the common stock offered hereby, you should read this prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares of common stock we are offering. You should carefully read the sections titled "Risk Factors" in this prospectus supplement and in the accompanying prospectus and the documents identified in the section "Available Information".

          The terms "we", "us", "our" and "Company", refer to Prospect Capital Corporation; "Prospect Capital Management", "Investment Advisor" and "PCM" refer to Prospect Capital Management LLC; and "Prospect Administration" and the "Administrator" refer to Prospect Administration LLC.

 The Company

          Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act". We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financing and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

          Typically, we concentrate on making investments in companies with annual revenues of less than $500 million and enterprise values of less than $250 million. Our typical investment involves a secured loan of less than $50 million with some form of equity participation. From time to time, we acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as "target" or "middle market" companies and these investments as "middle market investments".

          We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. Many of our investments to date have been in energy-related industries. We have made no investments to date in the real estate or mortgage industries, and we do not intend currently to focus on such investments.

          We are currently pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. Motivated sellers, including commercial finance companies, hedge funds, other business development companies, total return swap counterparties, banks, collateralized loan obligation funds, and other entities, are suffering from excess leverage, and we believe we are well positioned to capitalize as potential buyers of such assets at attractive prices. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.

          As of December 31, 2010, we held investments in 58 portfolio companies. The aggregate fair value as of December 31, 2010 of investments in these portfolio companies held on that date is approximately $918 million. Our portfolio across all our long-term debt and certain equity investments had an annualized current yield of 14.1% as of December 31, 2010. The yield includes interest as well as dividends.

Recent Developments

          On March 18, 2011, we provided a $60 million first-lien senior secured credit facility for Safe-Guard Products International, LLC ("Safe-Guard"), the leading third-party administrator of ancillary finance and insurance ("F&I") products and services for new, used, and leased motor vehicles.

          On March 31, 2011, we provided a $58.0 million first-lien senior secured credit facility to support the acquisition of a cargo handling company ("Cargo Company") by a leading private investment firm. The Cargo Company is a leading provider of outsourced cargo handling and warehousing solutions to global air cargo carriers at key international gateway airports in North America.

          On March 31, 2011, we received $7.7 million in settlement of our outstanding loans to KTPS Holdings, LLC, a discount from the amortized cost, and we recorded a realized loss of $0.5 million on the settlement.

          On March 31, 2011, we provided a net $32 million in first-lien senior secured financing for the recapitalization of an existing Prospect portfolio company focused on the consumer credit information sector and controlled by an affiliate of H.I.G. Capital, LLC ("H.I.G."), a leading global private investment firm.

          On March 31, 2011, we issued 76,253 shares of our common stock in connection with our dividend reinvestment plan.

          On April 4, 2011, we updated our estimate of net investment income for the third fiscal quarter ended March 31, 2011 to $0.25 to $0.27 per share.

The Offering

Common stock offered by us, excluding underwriter's over-allotment option	9,000,000 shares.
Common stock outstanding prior to this offering	88,358,811 shares.
Common stock outstanding after this offering, excluding the underwriter's over-allotment option	97,358,811 shares.
Use of proceeds
We expect to use the net proceeds from this offering initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. See "Use of Proceeds" in this prospectus supplement.
The NASDAQ Global Select Market symbol	PSEC
Risk factors
See "Risk Factors" in this prospectus supplement and the accompanying prospectus and other information in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before you decide whether to make an investment in shares of our common stock.
Current distribution rate	On February 9, 2011, we announced that our Board of Directors declared monthly distributions in the following amounts and with the following record and payment dates:
• $0.101150 per share for February 2011 to holders of record on February 28, 2011 with a payment date of March 31, 2011;
• $0.101175 per share for March 2010 to holders of record on March 31, 2011 with a payment date of April 29, 2011; and
• $0.101200 per share for April 2011 to holders of record on April 29, 2011 with a payment date of May 31, 2011,

representing an annualized distribution yield (based on the March 2011 distribution) of approximately 9.99% based on our April 4, 2011 closing stock price of $12.15 per share. Such distributions are expected to be payable out of earnings. Our distribution levels are subject to change or discontinuance at any time in the discretion of our Board of Directors. Our future earnings and operating cash flow may not be sufficient to support a dividend.

Fees and Expenses

          The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $285 million under our credit facility, which is the maximum amount available under the credit facility. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	6.17%
Offering expenses borne by us (as a percentage of offering price)(2)	0.18%
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	6.35%
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Management Fees(5)	3.40%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.22%
Interest payments on the credit facility	1.34%
Interest payments on the 2010 Notes	1.04	%(7)
Interest payments on the 2011 Notes	1.05	%(8)
Acquired Fund Fees and Expenses	0.01	%(9)
Other expenses	1.51	%(10)
Total annual expenses	10.57	%(6)(10)

Example

          The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have borrowed all $285 million available under our line of credit, that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$131.91	$263.94	$389.97	$680.54

          While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at net asset value, or NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

          This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)
The sales load (underwriting discounts and commissions) with respect to our common stock sold in this offering, which is a one time fee, is the only sales load paid in connection with this offering. For the purpose of calculating sales load, we assume the underwriter will sell to the public at a stock price of $12.15, our closing stock price on April 4, 2011.

(2)
The offering expenses of this offering are estimated to be approximately $200,000.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses".

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities). Although no plans are in place to borrow the full amount under our line of credit, assuming that we borrowed $285 million, the 2% management fee of gross assets equals approximately 3.40% of net assets. See "Business — Management Services — Investment Advisory Agreement" in the accompanying prospectus and footnote 6 below.

(6)
Based on an annualized level of incentive fee paid during our second fiscal quarter ended December 31, 2010, all of which consisted of an income incentive fee. For a more detailed discussion of the calculation of the two-part incentive fee, see "Management Services — Investment Advisory Agreement" in the accompanying prospectus.

(7)
On December 21, 2010, the Company issued $150 million in aggregate principal amount of 6.25% Convertible Senior Notes due 2015, which we refer to as the 2010 Notes. See "Business — General" and "Risk Factors — Risks Related to our Business" in the accompanying prospectus for more detail on the 2010 Notes.

(8)
On February 18, 2011, the Company issued $172.5 million in aggregate principal amount of 5.5% Convertible Senior Notes due 2016, which we refer to as the 2011 Notes. See "Business — General" and "Risk Factors — Risks Related to our Business" in the accompanying prospectus for more detail on the 2011 Notes. The 2011 Notes and the 2010 Notes are referred to collectively as the Notes.

(9)
The Company's stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of December 31, 2010. When applicable, fees and expenses are based on historic fees and expenses for the investment companies and for those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies' prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on net assets of approximately $903 million as of December 31, 2010.

(10)
"Other expenses" are based on estimated amounts for the current fiscal year. The amount shown above represents annualized expenses during our three months ended December 31, 2010 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. "Other expenses" does not include non-recurring expenses. See "Business — Management Services — Administration Agreement" in the accompanying prospectus.

RISK FACTORS

          Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below and in the accompanying prospectus, together with all of the other information included in this prospectus supplement and in the accompanying prospectus, before you decide whether to make an investment in our common stock. The risks set forth below and in the accompanying prospectus are not the only risks we face. If any of the adverse events or conditions described below or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our common stock could decline, we could reduce or eliminate our dividend and you could lose all or part of your investment.

Recent developments may increase the risks associated with our business and an investment in us.

          The U.S. financial markets have been experiencing a high level of volatility, disruption and distress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. Despite actions of the United States federal government, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. Similar conditions have occurred in the financial markets and economies of numerous other countries. While these conditions appear to be improving, they could continue for a prolonged period of time or worsen in the future both in the U.S. and globally. These conditions have raised the level of many of the risks described in this prospectus supplement and in the accompanying prospectus and could have an adverse effect on our portfolio companies as well as on our business, financial condition, results of operations, dividend payments, credit facility, access to capital, valuation of our assets, including our NAV, and our stock price.

Our most recent NAV was calculated on December 31, 2010 and our NAV when calculated effective March 31, 2011 may be higher or lower.

          Our most recently estimated NAV per share is $9.95 on an as adjusted basis solely to give effect to our distributions with record dates of January 31, 2011, February 28, 2011 and March 31, 2011 and our issuance of common stock on January 31, 2011, February 28, 2011 and March 31, 2011 in connection with our dividend reinvestment plan versus $10.25 determined by us as of December 31, 2010. NAV per share as of March 31, 2011, may be higher or lower than $9.95 based on potential changes in valuations and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to December 31, 2010. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from an independent valuation firm, our Investment Advisor and the audit committee of our Board of Directors.

If we sell common stock at a discount to our NAV per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

          We have obtained approval from our stockholders for us to be able to sell an unlimited number of shares of our common stock at any level of discount from NAV per share in certain circumstances during the one-year period ending on December 11, 2011 as described in the accompanying prospectus. The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in NAV per share (as well as in the aggregate NAV of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information about recent sales below NAV per share, see "Recent Sales of Common Stock Below Net Asset Value" in this prospectus supplement and for additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" in the accompanying prospectus.

SUPPLEMENT TO MATERIAL U.S. FEDERAL INCOME TAXATION CONSIDERATIONS

          The following summary of certain U.S. federal income tax considerations supplements the discussion set forth under the heading "Material U.S. Federal Income Tax Considerations—Taxation Of Non-U.S. Stockholders" in the accompanying prospectus and is subject to the qualifications and assumptions set forth therein.

          For our taxable years beginning before January 1, 2012, properly designated distributions to Non-U.S. Stockholders are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of our "qualified net interest income" (generally, our U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our "qualified short-term capital gains" (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, however, we may designate all, some or none of our potentially eligible distributions as such qualified net interest income or as qualified short-term capital gains, and/or treat such distributions, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. Stockholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of our shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Stockholders should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of our distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

USE OF PROCEEDS

          The net proceeds from the sale of 9,000,000 shares of our common stock in this offering will be $102,400,000 (or $117,790,000 if the over-allotment is exercised in full) after deducting offering expenses of approximately $200,000 payable by us.

          We expect to use the net proceeds from this offering initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. We anticipate that substantially all of the net proceeds from this offering will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

          As of April 4, 2011, we had $22.5 million outstanding under our credit facility and, based on the assets currently pledged as collateral on the facility, an additional approximately $204.7 million was available to us for borrowing under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 325 basis points, subject to a minimum Libor floor of 100 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise.

CAPITALIZATION

          The following table sets forth our capitalization as of December 31, 2010:

  •
  on an actual basis;

  •
  on an as adjusted basis giving effect to our distributions with record dates of January 31, 2011, February 28, 2011 and March 31, 2011 and our issuance of 84,155, 83,021 and 76,253 shares of our common stock in connection with our dividend reinvestment plan on January 31, 2011, February 28, 2011 and March 31, 2011, respectively, and the sale of the $172.5 million of 5.50% Senior Convertible Notes due 2016 and borrowings on our credit facility; and

  •
  on an as further adjusted basis giving effect to the transactions noted above and the assumed sale of 9,000,000 shares of our common stock at a price of $12.15 per share (the last reported sale price per share of our common stock on the NASDAQ Global Select Market on April 4, 2011) less commissions and expenses.

          This table should be read in conjunction with "Use of Proceeds" and our "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus. The adjusted information is illustrative only; our capitalization following the completion of this offering is subject to adjustment based on the actual public offering price of our common stock and the actual number of shares of common stock we sell in this offering, both of which will be determined at pricing.

	As of December 31, 2010
	Actual	As Adjusted for Stock Issuances and Borrowings After December 31, 2010	As Further Adjusted for this Offering(2)
	(In thousands, except shares and per share data) (Unaudited)
Long-term debt, including current maturities:
Borrowings under senior credit facility(1)	$—	$22,500	$22,500
2010 Notes	150,000	150,000	150,000
2011 Notes	N/A	172,500	172,500
Amount owed to affiliates	10,104	10,104	10,104

Total long-term debt	160,104	355,104	355,104

Stockholders' equity:
Common stock, par value $0.001 per share (200,000,000 common shares authorized; 88,115,382 shares outstanding actual, 88,358,811 shares outstanding as adjusted for stock issuances in connection with our dividend reinvestment plan and 97,358,811 shares outstanding as further adjusted for this offering)	88	88	97
Paid-in capital in excess of par value	988,897	964,996	1,067,387
Distributions in excess of net investment income	(18,369)	(18,369)	(18,369)
Accumulated realized losses on investments	(99,579)	(99,579)	(99,579)
Net unrealized appreciation on investments	32,153	32,153	32,153

Total stockholders' equity	903,190	879,289	981,689

Total capitalization	$1,063,294	$1,234,393	$1,336,793

(1)
As of December 31, 2010, we had no borrowings outstanding under our recently completed extended credit facility. As of April 4, 2011, we had $22.5 million of borrowings under our credit facility, representing a $22.5 million increase in borrowing subsequent to December 31, 2010.

(2)
The As Further Adjusted for this Offering calculations exclude any exercise of the underwriter's over-allotment option.

RECENT SALES OF COMMON STOCK BELOW NET ASSET VALUE

          At our 2008, 2009 and 2010 annual meeting of stockholders, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount to NAV per share during the twelve-month period following such approval. Accordingly, we may make offerings of our common stock without any limitation on the total amount of dilution to stockholders. See "Sales of Common Stock Below Net Asset Value" in this prospectus supplement and in the accompanying prospectus. Pursuant to this authority and the approval of our Board of Directors, we have made the following offerings:

Date of Offering	Price Per Share to Investors	Shares Issued	Estimated Net Asset Value per Share (1)	Percentage Dilution
March 18, 2009	$8.20	1,500,000	$14.43	2.20%
April 22, 2009	$7.75	3,680,000	$14.15	5.05%
May 19, 2009	$8.25	7,762,500	$13.44	7.59%
July 7, 2009	$9.00	5,175,000	$12.40	3.37%
August 20, 2009	$8.50	3,449,686	$11.57	1.78%
September 24, 2009	$9.00	2,807,111	$11.36	1.20%
June 21, 2010 to June 25, 2010(2)	$10.01-$10.67	1,072,500	$10.39-10.40	0.06%
June 28, 2010 to July 16, 2010(3)	$9.47-$10.04	2,748,600	$10.31-10.34	0.29%
July 19, 2010 to August 19, 2010(4)	$9.28-$10.04	3,814,528	$10.26-10.36	0.39%
September 7, 2010 to September 23, 2010(5)	$9.47-$9.98	2,185,472	$10.22-10.25	0.18%
September 24, 2010 to September 27, 2010(6)	$9.74-$9.92	302,400	$10.25-10.26	0.02%
September 28, 2010 to October 29, 2010(7)	$9.65-$10.09	4,929,556	$10.13-10.27	0.32%
November 11, 2010 to December 10, 2010(8)	$9.70-$10.54	4,513,920	$10.18-10.28	0.22%

(1)
The data for sales of shares below NAV pursuant to our previous equity distribution agreements are an estimate based on the last reported NAV adjusted and capital events occurring during the period since the last calculated NAV. All amounts presented are approximations based on the best available data at the time of issuance. Overall, the dilution from the issuance of shares below NAV in connection with the at-the-market program is estimated to be less than 1.5%.

(2)
Dates of offering represent the sales dates of the stock. The settlement dates are three business days later or June 24, 2010 to June 30, 2010.

(3)
Dates of offering represent the sales dates of the stock. The settlement dates are three business days later or July 1, 2010 to July 21, 2010.

(4)
Dates of offering represent the sales dates of the stock. The settlement dates are three business days later or July 22, 2010 to August 24, 2010.

(5)
Dates of offering represent the sales dates of the stock. The settlement dates are three business days later or September 10, 2010 to September 28, 2010.

(6)
Dates of offering represent the sales dates of the stock. The settlement dates are three business days later or September 29, 2010 to September 30, 2010.

(7)
Dates of offering represent the sales dates of the stock. The settlement dates are three business days later or October 1, 2010 to November 3, 2010.

(8)
Dates of offering represent the sales dates of the stock. The settlement dates are three business days later or November 16, 2010 to December 15, 2010.

DISTRIBUTIONS AND PRICE RANGE OF COMMON STOCK

          We have paid and intend to continue to distribute monthly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the period as a result of our deliberate planning or by accounting reclassifications.

          In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we are required to distribute with respect to each calendar year by January 31 of the following year an amount at least equal to the sum of

  •
  98% of our ordinary income for the calendar year,

  •
  98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

  •
  any ordinary income and net capital gains for preceding years that were not distributed during such years.

          In December 2008, our Board of Directors elected to retain excess profits generated in the quarter ended September 30, 2008 and pay a 4% excise tax on such retained earnings. We paid $533,000 for the excise tax with the filing of our tax return in March 2009. No such election was made in December 2009.

          In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

          We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan" in the accompanying prospectus. The tax consequences of distributions to stockholders are described in the accompanying prospectus under the label "Material U.S. Federal Income Tax Considerations". To the extent prudent and practicable, we intend to declare and pay dividends on a monthly basis.

          With respect to the distributions paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to stockholders. During the fiscal year ended June 30, 2009, we recorded total dividends of approximately $56.1 million. For the fiscal year ended June 30, 2010, we recorded total distributions of approximately $81.5 million. On June 18, 2010, we announced a change in dividend policy from quarterly to monthly dividends. For the first, second and third quarters of the fiscal year ending June 30, 2011, we recorded total distributions of approximately $75.5 million.

          Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

          Our common stock is quoted on the NASDAQ Global Select Market under the symbol "PSEC". The following table sets forth, for the periods indicated, our NAV per share of common stock and the high and low closing prices per share of our common stock as reported on the NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV per share. There can be no assurance, however, that such premium or discount, as applicable, to NAV per share will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV per share. In the past, our common stock has traded at a discount to our NAV per share. The risk that our common stock may continue to trade at a discount to our NAV per share is separate and distinct from the risk that our NAV per share may decline.

	Stock Price				Premium (Discount) of High to NAV	Premium (Discount) of Low to NAV
							Dividend Declared
	NAV(1)		High(2)	Low(2)
Twelve Months Ending June 30, 2008
First quarter	$15.08		$18.68	$14.16	23.9%	(6.1)%	$0.3925
Second quarter	14.58		17.17	11.22	17.8%	(23.0)%	0.395
Third quarter	14.15		16.00	13.55	13.1%	(4.2)%	0.400
Fourth quarter	14.55		16.12	13.18	10.8%	(9.4)%	0.40125
Twelve Months Ending June 30, 2009
First quarter	$14.63		$14.24	$11.12	(2.7)%	(24.0)%	$0.4025
Second quarter	14.43		13.08	6.29	(9.4)%	(56.4)%	0.40375
Third quarter	14.19		12.89	6.38	(9.2)%	(55.0)%	0.405
Fourth quarter	12.40		10.48	7.95	(15.5)%	(35.9)%	0.40625
Twelve Months Ending June 30, 2010
First quarter	$11.11		$10.99	$8.82	(1.1)%	(20.6)%	$0.4075
Second quarter	10.10		12.31	9.93	21.9%	(1.7)%	0.40875
Third quarter	10.12		13.20	10.45	30.4%	3.3%	0.410
Fourth quarter	10.30		12.20	9.65	18.4%	(6.3)%	0.10
Twelve Months Ending June 30, 2011
First quarter	$10.24		$10.00	$9.18	(2.3)%	(10.4)%	$0.301375	(5)
Second quarter	10.25		10.86	9.69	6.0)%	(5.5)%	0.302625	(5)
Third quarter	(3)	(4)	12.33	10.72	(4)	(4)	(5)
Fourth quarter (to April 4, 2011)	(3)	(4)	12.18	12.15	(4)	(4)	(5)

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares of our common stock at the end of each period.

(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Our most recently estimated NAV per share is $9.95 on an as adjusted basis solely to give effect to our distributions with record dates of January 31, 2011, February 28, 2011 and March 31, 2011 and our issuance of common stock on January 31, 2011, February 28, 2011 and March 31, 2011 in connection with our dividend reinvestment plan versus $10.25 determined by us as of December 31, 2010. NAV per share as of March 31, 2011, may be higher or lower than $9.95 based on potential changes in valuations and earnings for the quarter then ended.

(4)
NAV has not yet been finally determined for any day after December 31, 2010.

(5)
In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment.

In August 2010, we announced the declaration of two monthly distributions as follows:

•
$0.100625 per share for September 2010 to holders of record on September 30, 2010 with a payment date of October 29, 2010; and

•
$0.100750 per share for October 2010 to holders of record on October 24, 2010 with a payment date of November 30, 2010.

  In November 2010, we announced the declaration of three additional monthly distributions as follows:

  •
  $0.100875 per share for November 2010 to holders of record on November 30, 2010 with a payment date of December 31, 2010;

  •
  $0.101000 per share for December 2010 to holders of record on December 31, 2010 with a payment date of January 31, 2011; and

  •
  $0.101125 per share for January 2011 to holders of record on January 31, 2011 with a payment date of February 28, 2011.

  In February 2011, we announced the declaration of three additional monthly distributions as follows:

  •
  $0.101150 per share for February 2011 to holders of record on February 28, 2011 with a payment date of March 31, 2011;

  •
  $0.101175 per share for March 2011 to holders of record on March 31, 2011 with a payment date of April 29, 2011; and

  •
  $0.101200 per share for April 2011 to holders of record on April 29, 2011 with a payment date of May 31, 2011.

  On April 4, 2011, the last reported sales price of our common stock was $12.15 per share.

  As of April 1, 2011, we had approximately 69 stockholders of record.

  The below table sets forth each class of our outstanding securities as of April 4, 2011.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	200,000,000	0	88,358,811

UNDERWRITING

          Under the terms and subject to the conditions contained in an underwriting agreement dated April 4, 2011, the Company has agreed to sell to Goldman, Sachs & Co., the sole underwriter, and Goldman, Sachs & Co. has agreed to purchase, 9,000,000 shares of common stock at a price of $11.40 per share.

          The underwriter has an option to buy up to 1,350,000 additional shares of common stock from the Company representing 15% of the aggregate offering amount at a price of $11.40 per share. The underwriter has 30 days from the date of this prospectus supplement to exercise its option to purchase additional shares.

          The underwriter proposes to offer the shares of common stock for sale from time to time in one or more transactions (which may include block transactions), in negotiated transactions or otherwise, or a combination of those methods of sale, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The underwriter may do so by selling the shares of common stock to or through broker/dealers, who may receive compensation in the form of underwriting discounts, concessions or commissions from the underwriter and/or the purchasers of the shares of common stock for whom they may act as agents. In connection with the sale of the shares of common stock, the underwriter may be deemed to have received compensation in the form of underwriting discounts, and the underwriter may also receive commissions from the purchasers of the shares of common stock for whom they may act as agents. The underwriter and any broker/dealers that participate with the underwriter in the distribution of the shares of common stock may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of the shares of common stock by them may be deemed to be underwriting discounts or commissions.

          The underwriting agreement provides that the underwriter is obligated to purchase all the shares of common stock if any are purchased, other than those covered by the option to purchase additional shares described above.

          We estimate that the expenses for this offering payable by us will be approximately $200,000.

          We and each of our directors and executive officers have agreed, without the prior written consent of the underwriter not to, during the period ending 45 days following the date of the underwriting agreement, (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement relating to, any securities of the Company that are substantially similar to the common stock offered hereby, including but not limited to any options or warrants to purchase shares of common stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, common stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise (other than shares of common stock to be sold hereunder or pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of the underwriting agreement).

          We have agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act, and to contribute to payments that the underwriter may be required to make in that respect.

          In connection with this offering, the underwriter may engage in stabilizing transactions, which involves making bids for, purchasing and selling shares of our common stock in the open market for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These stabilizing transactions may include making short sales of our common stock, which involves the sale by the underwriter of a greater number of shares of our common stock than they are required to purchase in this offering, and purchasing shares of our common stock on the open market to cover positions created by short sales. Short sales may be "covered" shorts, which are short positions in an amount not greater than the underwriter's option to purchase additional shares referred to above, or may be "naked" shorts, which are short positions in excess of that amount. The underwriter may close out any covered short position either by exercising its option to purchase additional shares, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriter will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriter may purchase shares through their option to purchase additional shares. A naked short position is more likely to be created if the underwriter is concerned that there may be downward pressure on the price of our common stock in the open market that could adversely affect investors who purchase in this offering. To the extent that the underwriter creates a naked short position, it will purchase shares in the open market to cover the position.

          The underwriter has advised us that, pursuant to Regulation M of the Securities Act, it may also engage in other activities that stabilize, maintain or otherwise affect the price of our common stock. These activities may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. If the underwriter commences these activities, it may discontinue them at any time. The underwriter may carry out these transactions on the NASDAQ Global Select Market, in the over-the-counter market or otherwise.

Notice to Prospective Investors in the European Economic Area

          In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), including each Relevant Member State that has implemented the 2010 PD Amending Directive with regard to persons to whom an offer of securities is addressed and the denomination per unit of the offer of securities (each, an "Early Implementing Member State"), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date"), no offer of shares will be made to the public in that Relevant Member State (other than offers (the "Permitted Public Offers") where a prospectus will be published in relation to the shares that has been approved by the competent authority in a Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive), except that with effect from and including that Relevant Implementation Date, offers of shares may be made to the public in that Relevant Member State at any time:

          (1)     to "qualified investors" as defined in the Prospectus Directive, including:

            (a)     in the case of Relevant Member States other than Early Implementing Member States), legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities, or any legal entity which has two or more of (i) an average of at least 250 employees during the last financial year; (ii) a total balance sheet of more than €43.0 million and (iii) an annual turnover of more than €50.0 million as shown in its last annual or consolidated accounts; or

            (b)     (in the case of Early Implementing Member States), persons or entities that are described in points (1) to (4) of Section I of Annex II to Directive 2004/39/EC, and those who are treated on request as professional clients in accordance with Annex II to Directive 2004/39/EC, or recognized as eligible counterparties in accordance with Article 24 of Directive 2004/39/EC unless they have requested that they be treated as non-professional clients; or

          (2)     to fewer than 100 (or, in the case of Early Implementing Member States, 150) natural or legal persons (other than "qualified investors" as defined in the Prospectus Directive), as permitted in the Prospectus Directive, subject to obtaining the prior consent of the representatives for any such offer; or

          (3)     in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of shares shall result in a requirement for the publication of a prospectus pursuant to Article 3 of the Prospectus Directive or of a supplement to a prospectus pursuant to Article 16 of the Prospectus Directive.

          Each person in a Relevant Member State (other than a Relevant Member State where there is a Permitted Public Offer) who initially acquires any shares or to whom any offer is made will be deemed to have represented, acknowledged and agreed that (A) it is a "qualified investor", and (B) in the case of any shares acquired by it as a financial intermediary, as that term is used in Article 3(2) of the Prospectus Directive, (x) the shares acquired by it in the offering have not been acquired on behalf of, nor have they been acquired with a view to their offer or resale to, persons in any Relevant Member State other than "qualified investors" as defined in the Prospectus Directive, or in circumstances in which the prior consent of the Subscribers has been given to the offer or resale, or (y) where shares have been acquired by it on behalf of persons in any Relevant Member State other than "qualified investors" as defined in the Prospectus Directive, the offer of those shares to it is not treated under the Prospectus Directive as having been made to such persons.

          For the purpose of the above provisions, the expression "an offer to the public" in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer of any shares to be offered so as to enable an investor to decide to purchase any shares, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and the expression "Prospectus Directive" means Directive 2003/71 EC (including the 2010 PD Amending Directive, in the case of Early Implementing Member States) and includes any relevant implementing measure in each Relevant Member State and the expression "2010 PD Amending Directive" means Directive 2010/73/EU.

Notice to Prospective Investors in Switzerland

          The shares being sold by the Company in this offering may not be publicly offered in Switzerland and will not be listed on the SIX Swiss Exchange ("SIX") or on any other stock exchange or regulated trading facility in Switzerland. This document has been prepared without regard to the disclosure standards for issuance prospectuses under art. 652a or art. 1156 of the Swiss Code of Obligations or the disclosure standards for listing prospectuses under art. 27 ff. of the SIX Listing Rules or the listing rules of any other stock exchange or regulated trading facility in Switzerland. Neither this document nor any other offering or marketing material relating to the offering or the shares being sold in the offering may be publicly distributed or otherwise made publicly available in Switzerland.

          Neither this document nor any other offering or marketing material relating to the offering, the Company or the shares being sold in the offering have been or will be filed with or approved by any Swiss regulatory authority. In particular, this document will not be filed with, and the offering will not be supervised by, the Swiss Financial Market Supervisory Authority FINMA (FINMA), and the offering has not been and will not be authorized under the Swiss Federal Act on Collective Investment Schemes ("CISA"). The investor protection afforded to acquirers of interests in collective investment schemes under the CISA does not extend to acquirers of the shares being sold in the offering.

Notice to Prospective Investors in the Dubai International Financial Centre

          This document relates to an exempt offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority. This document is intended for distribution only to persons of a type specified in those rules. It must not be delivered to, or relied on by, any other person. The Dubai Financial Services Authority has no responsibility for reviewing or verifying any documents in connection with exempt offers. The Dubai Financial Services Authority has not approved this document nor taken steps to verify the information set out in it, and has no responsibility for it. The shares which are the subject of the offering contemplated by this prospectus may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the shares offered should conduct their own due diligence on the shares. If you do not understand the contents of this document you should consult an authorized financial adviser.

Notice to Prospective Investors in Hong Kong

          The shares may not be offered or sold by means of any document other than (1) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (2) to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (3) in other circumstances which do not result in the document being a "prospectus" within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in Singapore

          This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (1) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the "SFA"), (2) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (3) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

          Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (1) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (2) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries' rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the shares under Section 275 except: (a) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (b) where no consideration is given for the transfer; or (c) by operation of law.

Notice to Prospective Investors in Japan

          The securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

          The underwriter and its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriter and certain of its affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

          In the ordinary course of their various business activities, the underwriter and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investment and securities activities may involve securities and/or instruments issued by us. The underwriter and its affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

LEGAL MATTERS

          Certain legal matters regarding the common stock offered hereby have been passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and Venable LLP as special Maryland counsel. Certain legal matters will be passed upon for the underwriter by Troutman Sanders LLP. Troutman Sanders LLP will rely as to certain matters of Maryland law upon Venable LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          BDO USA, LLP (formerly BDO Seidman, LLP) is the independent registered public accounting firm for the Company.

AVAILABLE INFORMATION

          We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the 1933 Act, with respect to our common stock offered by this prospectus supplement. The registration statement contains additional information about us and the common stock being registered by this prospectus supplement. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the 1934 Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2010, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

          No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and, if given or made, such information or representations must not be relied upon as having been authorized by us or the underwriter. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

$750,000,000

PROSPECT CAPITAL CORPORATION

Common Stock
Preferred Stock
Debt Securities
Warrants

        We may offer, from time to time, in one or more offerings or series, together or separately, up to $750,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of common stock, preferred stock or debt securities, collectively, the Securities, to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

        We may offer shares of common stock, or warrants, options or rights to acquire shares of common stock, at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

        Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC." As of March 11, 2011, the last reported sales price for our common stock was $11.81.

        Prospect Capital Corporation, or the Company, is a company that lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and is a non-diversified investment company within the meaning of the 1940 Act.

        Prospect Capital Management LLC, our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.

        Investing in our Securities involves a heightened risk of total loss of investment and is subject to risks. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in "Risk Factors" beginning on page 9 of this prospectus.

        This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 44th Floor, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be a part of this prospectus. You may also obtain information about us from our website and the SEC's website (http://www.sec.gov).

        The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

        This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is March 16, 2011

i

ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement that we have filed with the SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $750,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading "Available Information" and the section under the heading "Risk Factors" before you make an investment decision.

PROSPECTUS SUMMARY

        The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

        Information contained or incorporated by reference in this prospectus may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "plans," "anticipate," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in "Risk Factors" and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.

        The terms "we," "us," "our," "Prospect," and "Company" refer to Prospect Capital Corporation; "Prospect Capital Management" or the "Investment Adviser" refers to Prospect Capital Management LLC, our investment adviser; and "Prospect Administration" or the "Administrator" refers to Prospect Administration LLC, our administrator.

The Company

        We are a financial services company that lends to and invests in middle market privately-held companies.

        We were originally organized under the name "Prospect Street Energy Corporation" and we changed our name to "Prospect Energy Corporation" in June 2004. We changed our name again to "Prospect Capital Corporation" in May 2007 and at the same time terminated our policy of investing at least 80% of our net assets in energy companies. From our inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy. Since then, we have widened our strategy to focus on other sectors of the economy and continue to broaden our portfolio holdings.

        We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act. We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

The Investment Adviser

        Prospect Capital Management, an affiliate of the Company, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Under an investment advisory and management agreement between us and Prospect Capital Management, or the Investment Advisory Agreement, we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities, as well as a two-part incentive fee based on our performance.

The Offering

        We may offer, from time to time, in one or more offerings or series, together or separately, up to $750,000,000 of our Securities, which we expect to use initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objectives.

        Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

        We may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock upon approval of our directors, including a majority of our independent directors, in certain circumstances. At our 2010 annual meeting, held on December 10, 2010, our stockholders approved our ability to sell or otherwise issue an unlimited number of shares of our common stock at any level of discount from net asset value per share for a period of twelve months, expiring on December 10, 2011. Similarly, our stockholders approved our ability to issue warrants, options or rights to acquire our common stock at our 2008 annual meeting of stockholders for an unlimited time period and in accordance with the 1940 Act which provides that the conversion or exercise price of such warrants, options or rights may be less than net asset value per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock. See "Sales of Common Stock Below Net Asset Value" in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. We have no current intention of engaging in a rights offering, although we reserve the right to do so in the future.

        Set forth below is additional information regarding the offering of our Securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. See "Use of Proceeds."
Distributions
In June 2010, our Board of Directors approved a change in dividend policy from quarterly distributions to monthly distributions. Since that time, we have paid monthly distributions to the holders of our common stock and generally intend to continue to do so. The amount of the monthly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the month as a result of our deliberate planning or accounting reclassifications. Distributions in excess of our current or accumulated earnings or profits constitute a return of capital and will reduce the stockholder's adjusted tax basis in such stockholder's common stock. After the adjusted basis is reduced to zero, these distributions will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See "Price Range of Common Stock," "Distributions" and "Material U.S. Federal Income Tax Considerations."
Taxation
We have qualified and elected to be treated for U.S. Federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must maintain specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distributions" and "Material U.S. Federal Income Tax Considerations."
Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, when we declare a dividend, the dividends are automatically reinvested in additional shares of our common stock, unless a stockholder specifically "opts out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. Federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."
The NASDAQ Global Select Market Symbol	PSEC
Anti-takeover provisions
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See "Description Of Our Capital Stock."
Management arrangements
Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator. For a description of Prospect Capital Management, Prospect Administration and our contractual arrangements with these companies, see "Business — Management Services — Investment Advisory Agreement," and "Business — Management Services — Administration Agreement."

Risk factors	Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. In addition, while we continue to broaden our portfolio, investment in our Securities involves certain risks relating to investing in the energy sector, including, but not limited to, risks associated with commodity pricing, regulation, production, demand, depletion and expiration, weather, and valuation. We are also subject to numerous investment and other risks not associated with the energy sector. We have a limited operating history upon which you can evaluate our business. In addition, as a business development company, our portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of capital to operate and to grow and we seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.
Plan of distribution
We may offer, from time to time, up to $750,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see "Plan of Distribution."

Fees and Expenses

        The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $285 million under our credit facility, which is the maximum amount available under the credit facility. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	5.00%
Offering expenses borne by us (as a percentage of offering price)(2)	0.50%
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	5.50%
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Management Fees(5)	3.35%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.22%
Interest payments on the credit facility	1.34%
Interest payments on the 2010 Notes	1.04	%(7)
Interest payments on the 2011 Notes	0.91	%(8)
Acquired Fund Fees and Expenses	0.01	%(9)
Other expenses	1.51	%(10)
Total annual expenses	10.38	%(6)(10)

Example

        The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have borrowed all $285 million available under our line of credit, that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$123.51	$255.94	$382.47	$674.73

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management is unlikely to be material assuming a 5% annual return and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher. In addition, while the example assumes reinvestment of all dividends and other distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)
In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities). Although no plans are in place to borrow the full amount under our line of credit, assuming that we borrowed $285 million, the 2% management fee of gross assets equals approximately 3.35% of net assets. See "Business — Management Services — Investment Advisory Agreement" and footnote 6 below.

(6)
Based on an annualized level of incentive fee paid during our second fiscal quarter ended December 31, 2010, all of which consisted of an income incentive fee. For a more detailed discussion of the calculation of the two-part incentive fee, see "Management Services — Investment Advisory Agreement" in this prospectus.

(7)
On December 21, 2010, the Company issued $150 million in aggregate principal amount of 6.25% Convertible Senior Notes due 2015, which we refer to as the 2010 Notes. See "Business — General" and "Risk Factors — Risks Related to our Business" for more detail on the 2010 Notes.

(8)
On February 18, 2011, the Company issued $150 million in aggregate principal amount of 5.5% Convertible Senior Notes due 2016, which we refer to as the 2011 Notes. See "Business — General" and "Risk Factors — Risks Related to our Business" for more detail on the 2011 Notes. The 2011 Notes and the 2010 Notes are referred to collectively as the Notes.

(9)
The Company's stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of December 31, 2010. When applicable, fees and expenses are based on historic fees and expenses for the investment companies and for those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies' prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company's average net assets used in calculating this percentage was based on net assets of approximately $903 million as of December 31, 2010.

(10)
"Other expenses" are based on estimated amounts for the current fiscal year. The amount shown above represents annualized expenses during our three months ended December 31, 2010 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. "Other expenses" does not include non-recurring expenses. See "Business — Management Services — Administration Agreement."

SELECTED CONDENSED FINANCIAL DATA

        You should read the condensed consolidated financial information below with the Consolidated Financial Statements and notes thereto included in this offering memorandum. Financial information below for the years ended June 30, 2010, 2009, 2008, 2007 and 2006 has been derived from the financial statements that were audited by our independent registered public accounting firm. The selected consolidated financial data at and for the three and six months ended December 31, 2010 and 2009 have been derived from unaudited financial data, but in the opinion of our management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the three and six months ended December 31, 2010 are not necessarily indicative of the results that may be expected for the year ending June 30, 2011. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" starting on page 31 for more information.

	For the Three Months Ended December 31,		For the Six Months Ended December 31,		For the Year Ended June 30,
	2010	2009	2010	2009	2010	2009	2008	2007	2006
	(In thousands except data relating to shares, per share and number of portfolio companies)
Performance Data:
Interest income	$27,362	$18,539	$56,283	$33,374	$86,518	$62,926	$59,033	$30,084	$13,268
Dividend income	3,371	4,170	5,565	10,388	15,366	22,793	12,033	6,153	3,601
Other income	2,567	9,092	6,664	9,556	12,675	14,762	8,336	4,444	—

Total investment income	33,300	31,801	68,512	53,318	114,559	100,481	79,402	40,681	16,869

Interest and debt expenses	2,261	1,995	4,522	3,369	(8,382)	(6,161)	(6,318)	(1,903)	(642)
Investment advisory expense	9,672	7,992	19,197	14,281	(30,727)	(26,705)	(20,199)	(11,226)	(3,868)
Other expenses	2,287	2,556	4,718	4,092	(8,260)	(8,452)	(7,772)	(4,421)	(3,801)

Total operating expenses	14,220	12,543	28,437	21,742	(47,369)	(41,318)	(34,289)	(17,550)	(8,311)

Net investment income	19,080	19,258	40,075	31,576	67,190	59,163	45,113	23,131	8,558

Realized and unrealized gains (losses)	12,860	(33,778)	17,445	(52,474)	(47,565)	(24,059)	(17,522)	(6,403)	4,338

Net increase (decrease) in net assets from operations	$31,940	$(14,520)	$57,520	$(20,898)	$19,625	$35,104	$27,591	$16,728	$12,896

Per Share Data:
Net increase (decrease) in net assets from operations(1)	$0.38	$(0.25)	$0.73	$(0.39)	$0.33	$1.11	$1.17	$1.06	$1.83
Distributions declared per share	$0.30	$0.41	$0.60	$0.82	$(1.33)	$(1.62)	$(1.59)	$(1.54)	$(1.12)
Average weighted shares outstanding for the period	84,091,152	57,613,489	79,134,173	53,709,197	59,429,222	31,559,905	23,626,642	15,724,095	7,056,846
Assets and Liabilities Data:
Investments	$918,221	$648,135	$918,221	$648,135	$748,483	$547,168	$497,530	$328,222	$133,969
Other assets	157,874	40,945	157,874	40,945	84,212	119,857	44,248	48,280	4,511

Total assets	1,076,095	689,080	1,076,095	689,080	832,695	667,025	541,778	376,502	138,480

Amount drawn on credit facility	—	10,000	—	10,000	100,300	124,800	91,167	—	28,500
2010 Notes	150,000	—	150,000	—	—	—	—	—	—
Amount owed to related parties	10,104	7,997	10,104	7,997	9,300	6,713	6,641	4,838	745
Other liabilities	12,801	31,273	12,801	31,273	11,671	2,916	14,347	71,616	965

Total liabilities	172,905	49,270	172,905	49,270	121,271	134,429	112,155	76,454	30,210

Net assets	903,190	639,810	$903,190	$639,810	$711,424	$532,596	$429,623	$300,048	$108,270

Investment Activity Data:
No. of portfolio companies at period end	58	55	58	55	58	30	29 (2)	24 (2)	15
Acquisitions	$140,933	$210,438 (4)	$281,884	$216,504 (4)	$364,788 (4)	$98,305	$311,947	$167,255	$83,625
Sales, repayments, and other disposals	$62,915	$45,494	$131,063	$69,735	$136,221	$27,007	$127,212	$38,407	$9,954
Weighted-Average Yield at end of period(3)	14.1%	15.6%	14.1%	15.6%	14.2%	13.7%	15.5%	17.1%	17.0%

(1)
Per share data is based on average weighted shares for the period.

(2)
Includes a net profits interest in Charlevoix Energy Trading LLC, or Charlevoix, remaining after loan was paid.

(3)
Includes dividends from certain equity investments.

(4)
Includes $207.1 million of acquired portfolio investments from Patriot Acquisition.

RISK FACTORS

        Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities, and warrants, if any are outstanding, may decline, and you may lose all or part of your investment.

Risks Relating To Our Business

  We may suffer credit losses.

        Investment in small and middle-market companies is highly speculative and involves a high degree of risk of credit loss. These risks are likely to increase during volatile economic periods, such as the US and many other economies have recently been experiencing. See "Risks Related to Our Investments."

  Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

        Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and we have been organized as a closed-end investment company since April 13, 2004. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on our Investment Adviser's ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser's structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we continue to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a materially adverse effect on our business, financial condition and results of operations.

  We are dependent upon Prospect Capital Management's key management personnel for our future success.

        We depend on the diligence, skill and network of business contacts of the senior management of our Investment Adviser. We also depend, to a significant extent, on our Investment Adviser's access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.

  We operate in a highly competitive market for investment opportunities.

        A large number of entities compete with us to make the types of investments that we make in target companies. We compete with other business development companies, public and private funds, commercial and investment banks and commercial financing companies. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified, a trend we expect to continue.

        Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more or fuller relationships with borrowers and sponsors than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a materially adverse effect on our business, financial condition and results of operations. Also, as a result of existing and increasing competition and our competitors ability to provide a total package solution, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

        We do not seek to compete primarily based on the interest rates that we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

  Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

        A large percentage of our portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from our Investment Adviser, a third party independent valuation firm and our audit committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

        In addition, decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets experienced during the recent financial crises resulted in significant net unrealized depreciation in our portfolio in the past. The effect of all of these factors on our portfolio reduced our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may continue to suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

  Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.

        We currently use our revolving credit facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of our portfolio investments. We also have the Notes outstanding, which are a form of leverage and are senior in payment to our common stock.

        With certain limited exceptions, as a business development company, or "BDC," we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The amount of leverage that we employ will depend on our Investment Adviser's and our Board of Directors' assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, including the following, any of which could adversely affect our business, financial condition and result of operations:

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  A likelihood of greater volatility in the net asset value and market price of our common stock;

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  Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

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  The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

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  Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

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  Convertible or exchangeable securities issued in the future may have rights, preferences and privileges more favorable than those of our common stock;

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  Subordination to lenders' superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds will be distributed to our stockholders;

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  Making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

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  The occurrence of an event of default if we fail to comply with the financial and/or other restrictive covenants contained in our debt agreements, including the credit agreement and each indenture governing the Notes, which event of default could result in all or some of our debt becoming immediately due and payable;

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  Reduced availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

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  The risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our amended senior credit facility; and

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  Reduced flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

        For example, the amount we may borrow under our revolving credit facility is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our NAV and also make it difficult for the net asset value to recover. Our Investment Adviser and our Board of Directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

        In addition, our ability to meet our payment and other obligations of the Notes and our credit facility depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our existing credit facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of interest expense. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $1.2 billion in total assets, (ii) an average cost of funds of 5.88%, (iii) $300 million in debt outstanding and (iv) $900 million of shareholders' equity.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%

Corresponding Return to Stockholder	(11.38)%	(4.71)%	1.96%	8.63%	15.29%

        The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.

  The Notes present other risks to holders of our common stock, including the possibility that the Notes could discourage an acquisition of the Company by a third party and accounting uncertainty.

        Certain provisions of the Notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Notes will have the right, at their option, to require us to repurchase all of their Notes or any portion of the principal amount of such Notes in integral multiples of $1,000. We may also be required to increase the conversion rate or provide for conversion into the acquirer's capital stock in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.

        The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.

  We fund a portion of our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

        Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leveraging would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

  We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

        Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

  In addition to regulatory restrictions that restrict our ability to raise capital, our credit facility contains various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

        The agreement governing our credit facility requires us to comply with certain financial and operational covenants. These covenants include:

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  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

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  restrictions on our ability to incur liens; and

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  maintenance of a minimum level of stockholders' equity.

        As of December 31, 2010, we were in compliance with these covenants. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our credit facility. Failure to comply with these covenants would result in a default under this facility which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments under the facility and thereby have a material adverse impact on our business, financial condition and results of operations.

  Failure to extend our existing credit facility, the revolving period of which is currently scheduled to expire on June 13, 2012, could have a material adverse effect on our results of operations and financial position and our ability to pay expenses and make distributions.

        The revolving period for our credit facility with a syndicate of lenders is currently scheduled to terminate on June 13, 2012. If the credit facility is not renewed or extended by the participant banks by June 13, 2012, we will not be able to make further borrowings under the facility after such date and the outstanding principal balance on that date will be due and payable on June 13, 2013. At March 11, 2011 we had no outstanding borrowings under our credit facility. Interest on borrowings under the credit facility is one-month LIBOR plus 325 basis points, subject to a minimum LIBOR floor of 100 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise. If we are unable to extend our facility or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding under the facility during the one-year term-out period through one or more of the following: (1) principal collections on our securities pledged under the facility, (2) at our option, interest collections on our securities pledged under the facility and cash collections on our securities not pledged under the facility, or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position and may force us to decrease or stop paying certain expenses and making distributions until the facility is repaid. In addition, our stock price could decline significantly, we would be restricted in our ability to acquire new investments and, in connection with our year-end audit, our independent registered accounting firm could raise an issue as to our ability to continue as a going concern.

  Changes in interest rates may affect our cost of capital and net investment income.

        A significant portion of the debt investments we make bears interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income.

  We need to raise additional capital to grow because we must distribute most of our income.

        We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our shareholders to maintain our RIC status. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we are generally required to maintain a ratio of total assets to total borrowings and other senior securities of at least 200%, which may restrict our ability to borrow in certain circumstances.

  The lack of liquidity in our investments may adversely affect our business.

        We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our Investment Adviser has material non-public information regarding such portfolio company.

  We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we hold, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the seasonality of the energy industry, weather patterns, changes in energy prices and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

  Our most recent NAV was calculated as of December 31, 2010 and our NAV when calculated as of March 31, 2011 may be higher or lower.

        Our most recently estimated NAV per share is $10.05 on an as adjusted basis solely to give effect to our distributions with record dates of January 31, 2011 and February 28, 2011 and our issuance of common stock on January 31, 2011 and February 28, 2011 in connection with our dividend reinvestment plan versus $10.25 determined by us as of December 31, 2010. NAV per share as of March 31, 2011, may be higher or lower than $10.05 based on potential changes in valuations and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments at any date subsequent to December 31, 2010. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from an independent valuation firm, our Investment Adviser and the audit committee of our Board of Directors.

  Potential conflicts of interest could impact our investment returns.

        Our executive officers and directors, and the executive officers of our Investment Adviser, Prospect Capital Management, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

        In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management, and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

        Prospect Capital Management receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to the Investment Adviser. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that our Investment Adviser will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may adjust the hurdle rate by amending the Investment Advisory Agreement.

        The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, our Investment Adviser is not required to reimburse us for any such income incentive fee payments. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for our Investment Adviser to the extent that it may encourage the Investment Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

        We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name

"Prospect Capital." Under the license agreement, we have the right to use the "Prospect Capital" name for so long as Prospect Capital Management or one of its affiliates remains our Investment Adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

  Our incentive fee could induce Prospect Capital Management to make speculative investments.

        The incentive fee payable by us to Prospect Capital Management may create an incentive for our Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity, would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The incentive fee payable by us to Prospect Capital Management could create an incentive for our Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash in the event of default may never receive.

  We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

        Our investment adviser is entitled to incentive compensation for each fiscal quarter based, in part, on our pre-incentive fee net investment income if any, for the immediately preceeding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay Prospect Capital Management incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

  Changes in laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies are subject to regulation by laws at the local, state and U.S. Federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, changes in these laws or regulations could have a material adverse effect on our business. For additional information regarding the regulations we are subject to, see "Regulation."

  Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which have had, and may in the future have, a negative impact on our business and operations.

        The U.S. and foreign capital markets have recently been in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions appear to be improving, they could continue for a prolonged period of time or worsen in the future. In addition, while these conditions persist, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. At our annual meeting of stockholders held on December 10, 2010, subject to certain determinations required to be made by our Board of Directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval. In addition, our ability to incur indebtedness or issue other senior securities (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness or issue other senior securities. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

        Moreover, recent market conditions have made, and may in the future make, it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

        Given the recent extreme volatility and dislocation in the capital markets, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. Recent significant changes in the capital markets affecting our ability to raise capital have affected the pace of our investment activity. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Risks Relating To Our Operation As A Business Development Company

  A failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.

        If we do not continue to qualify as a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act; our failure to qualify as a BDC would make us subject to additional regulatory requirements, which may significantly decrease our operating flexibility by limiting our ability to employ leverage and issue common stock.

  If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.

        To maintain our qualification for federal income tax purposes as a RIC under Subchapter M of the Code, and obtain RIC tax treatment, we must meet certain source of income, asset diversification and annual distribution requirements.

        The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in "qualified publicly traded partnerships," as defined in the Code.

        The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax.

        To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

        If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes would substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a materially adverse effect on us and our stockholders. For additional information regarding asset coverage ratio and RIC requirements, see "Regulation — Senior Securities" and "Material U.S. Federal Income Tax Considerations".

  We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements, are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in taxable income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio currently includes, and we may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.

        The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

        Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty distributing at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, as required to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See "Regulation — Senior Securities" and "Material U.S. Federal Income Tax Considerations".

  Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

        We have incurred indebtedness under our revolving credit facility and through the issuance of the Notes and, in the future, may issue preferred stock and/or borrow additional money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.

        As a BDC regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share. At our 2010 annual meeting of stockholders held on December 10, 2010, we obtained the first method of approval from our shareholders to sell an unlimited number of shares of common stock at any discount to net asset value per share for a period of twelve months, expiring on December 10, 2011. We will not sell shares of common stock under a prospectus supplement to the registration statement (the "current registration statement") if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. See "If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material" discussed below.

        To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under our revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.

        Alternatively, we may securitize our future loans to generate cash for funding new investments. See "— Securitization of our assets subjects us to various risks."

  Securitization of our assets subjects us to various risks.

        We may securitize assets to generate cash for funding new investments. We refer to the term securitize to describe a form of leverage under which a company (sometimes referred to as an "originator" or "sponsor") transfers income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a "special purpose entity" or SPE), which is established solely for the purpose of holding such assets and entering into a structured finance transaction. The SPE then issues notes secured by such assets. The special purpose entity may issue the notes in the capital markets either publicly or privately to a variety of investors, including banks, non-bank financial institutions and other investors. There may be a single class of notes or multiple classes of notes, the most senior of which carries less credit risk and the most junior of which may carry substantially the same credit risk as the equity of the SPE.

        An important aspect of most debt securitization transactions is that the sale and/or contribution of assets into the SPE be considered a true sale and/or contribution for accounting purposes and that a reviewing court would not consolidate the SPE with the operations of the originator in the event of the originator's bankruptcy based on equitable principles. Viewed as a whole, a debt securitization seeks to lower risk to the note purchasers by isolating the assets collateralizing the securitization in an SPE that is not subject to the credit and bankruptcy risks of the originator. As a result of this perceived reduction of risk, debt securitization transactions frequently achieve lower overall leverage costs for originators as compared to traditional secured lending transactions.

        In accordance with the above description, to securitize loans, we may create a wholly owned subsidiary and contribute a pool of our assets to such subsidiary. The SPE may be funded with, among other things, whole loans or interests from other pools and such loans may or may not be rated. The SPE would then sell its notes to purchasers who we would expect to be willing to accept a lower interest rate and the absence of any recourse against us to invest in a pool of income producing assets to which none of our creditors would have access. We would retain all or a portion of the equity in the SPE. An inability to successfully securitize portions of our portfolio or otherwise leverage our portfolio through secured and unsecured borrowings could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. However, the successful securitization of portions of our portfolio exposes us to a risk of loss for the equity we retain in the SPE and might expose us to greater risk on our remaining portfolio because the assets we retain may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

        Interests we hold in the SPE, if any, will be subordinated to the other interests issued by the SPE. As such, we will only receive cash distributions on such interests if the SPE has made all cash interest and other required payments on all other interests it has issued. In addition, our subordinated interests will likely be unsecured and rank behind all of the secured creditors, known or unknown, of the SPE, including the holders of the senior interests it has issued. Consequently, to the extent that the value of the SPE's portfolio of assets has been reduced as a result of conditions in the credit markets, or as a result of defaults, the value of the subordinated interests we retain would be reduced. Securitization imposes on us the same risks as borrowing except that our risk in a securitization is limited to the amount of subordinated interests we retain, whereas in a borrowing or debt issuance by us directly we would be at risk for the entire amount of the borrowing or debt issuance.

        Generally, we would expect the SPE not to be consolidated with us and in that event our only interest will be the value of our retained subordinated interest and the income allocated to us, which may be more or less than the cash we receive from the SPE, and none of the SPE's liabilities will be reflected as our liabilities. If the assets of the SPE are not consolidated with our assets and liabilities, then our interest in the SPE may be deemed not to be a qualifying asset for purposes of determining whether 70% of our assets are qualifying assets and the leverage incurred by such SPE may or may not be treated as borrowings by us for purposes of the requirement that we not issue senior securities in an amount in excess of our net assets.

        We may also engage in transactions utilizing SPEs and securitization techniques where the assets sold or contributed to the SPE remain on our balance sheet for accounting purposes. If, for example, we sell the assets to the SPE with recourse or provide a guarantee or other credit support to the SPE, its assets will remain on our balance sheet. Consolidation would also generally result if we, in consultation with the SEC, determine that consolidation would result in a more accurate reflection of our assets, liabilities and results of operations. In these structures, the risks will be essentially the same as in other securitization transactions but the assets will remain our assets for purposes of the limitations described above on investing in assets that are not qualifying assets and the leverage incurred by the SPE will be treated as borrowings incurred by us for purposes of our limitation on the issuance of senior securities.

        Our Investment Adviser may have conflicts of interest with respect to potential securitizations in as much as securitizations that are not consolidated may reduce our assets for purposes of determining its investment advisory fee although in some circumstances our investment adviser may be paid certain fees for managing the assets of the SPE so as to reduce or eliminate any potential bias against securitizations.

  Our ability to invest in public companies may be limited in certain circumstances.

        As a BDC, we must not acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions) Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment.

  Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. As part of the valuation process, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, merger and acquisition comparables, our principal market (as the reporting entity) and enterprise values. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Unprecedented declines in prices and liquidity in the corporate debt markets resulted in significant net unrealized depreciation in our portfolio in the past. The effect of all of these factors on our portfolio has reduced our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

  Our common stock may trade at a discount to our net asset value per share.

        Common stock of BDCs, like that of closed-end investment companies, frequently trades at a discount to current net asset value, which could adversely affect the ability to raise capital. In the past, our common stock has traded at a discount to our net asset value. The risk that our common stock may continue to trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.

  If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

        At our 2010 annual meeting of stockholders held on December 10, 2010, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share during the 12 month period following the December 10, 2010 approval in accordance with the exception described above in "— Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital." The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made. We have sold shares of our common stock at prices below net asset value per share and may continue to do so to the future. For additional information, see "Recent Sales of Common Stock Below Net Asset Value" in the prospectus supplement pursuant to which such sale is made, if applicable.

  Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. We are prohibited from buying or selling any security or other property from or to our Investment Adviser and its affiliates and persons with whom we are in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.

Risks Relating To Our Investments

  We may not realize gains or income from our investments.

        We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See "Business — Our Investment Objective and Policies".

        While we continue to broaden our portfolio, we continue to be invested in a number of companies in the energy and energy related industries. A consequence of this lack of diversification is that the aggregate returns we realize may be significantly and adversely affected if a small number of such investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments are concentrated in relatively few portfolio companies. In addition, to date we have concentrated on making investments in the energy industry. While we expect to be less focused on the energy and energy related industries in the future, we anticipate that we will continue to have large holdings in the energy and energy related industries. As a result, a downturn in the energy industry could materially and adversely affect us.

  The energy industry is subject to many risks.

        While we continue to broaden our portfolio, a large portion of our portfolio is concentrated in the energy and energy related industries. Our definition of energy, as used in the context of the energy industry, is broad, and different sectors in the energy industry may be subject to variable risks and economic pressures. As a result, it is difficult to anticipate the impact of changing economic and political conditions on our portfolio companies and, as a result, our financial results. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

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  Commodity Pricing Risk.    Energy companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas and wholesale electricity, especially for those that own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies' ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility. Although we generally prefer risk controls, including appropriate commodity and other hedges, by certain of our portfolio companies, if available, some of our portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. For those companies that engage in such hedging transactions, they remain subject to market risks, including market liquidity and counterparty creditworthiness. In addition, such companies may also still have exposure to market prices if such companies do not produce volumes or other contractual obligations in accordance with such hedging contracts.

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  Regulatory Risk.    The profitability of energy companies could be adversely affected by changes in the regulatory environment. The businesses of energy companies are heavily regulated by federal, state and local governments in diverse ways, such as the way in which energy assets are constructed, maintained and operated and the prices energy companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an energy process may be declared hazardous by a regulatory agency, which can unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy company may face. In addition, the deregulation of energy markets and the unresolved regulatory issues related to some power markets such as California create uncertainty in the regulatory environment as rules and regulations may be adopted on a transitional basis. We cannot assure you that the deregulation of energy markets will continue and if it continues, whether its impact on energy companies' profitability will be positive.

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  Production Risk.    The profitability of energy companies may be materially impacted by the volume of crude oil, natural gas or other energy commodities available for transporting, processing, storing, distributing or power generation. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, OPEC actions or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends.

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  Demand Risk.    A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

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  Depletion and Exploration Risk.    A portion of any one energy company's assets may be dedicated to natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a materially adverse impact on such company's ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be fully utilized at reasonable costs. Exploration of energy resources, especially of oil and gas, is inherently risky and requires large amounts of capital.

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  Weather Risk.    Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power. In addition, hurricanes, storms, tornados, floods, rain, and other significant weather events could disrupt supply and other operations at our portfolio companies as well as customers or suppliers to such companies. This volatility may create fluctuations in earnings of energy companies.

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  Operational Risk.    Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (for example, energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

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  Competition Risk.    The progress in deregulating energy markets has created more competition in the energy industry. This competition is reflected in risks associated with marketing and selling energy in the evolving energy market and a competitor's development of a lower-cost energy or power source, or of a lower cost means of operations, and other risks arising from competition.

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  Valuation Risk.    Since mid-2001, excess power generation capacity in certain regions of the United States has caused substantial decreases in the market capitalization of many energy companies. While such prices have recovered to some extent, we can offer no assurance that such decreases in market capitalization will not recur, or that any future decreases in energy company valuations will be insubstantial or temporary in nature.

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  Terrorism Risk.    Since the September 11th attacks, the United States government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices of natural gas and oil and could affect the market for products and services of energy companies. In addition, any future terrorist attack or armed conflict in the United States or elsewhere may undermine economic conditions in the United States in general.

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  Financing Risk.    Some of our portfolio companies rely on the capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risks associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations with us.

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  Climate Change.    There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, customers of energy companies needs vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increased energy use due to weather changes may require additional investments by our portfolio companies in more pipelines and other infrastructure to serve increased demand. A decrease in energy use due to weather changes may affect our portfolio companies financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

  Our investments in prospective portfolio companies may be risky and we could lose all or part of our investment.

        Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

        In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment;

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  they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of our Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If our Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on our portfolio company and, in turn, on us;

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  they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

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  they may have difficulty accessing the capital markets to meet future capital needs;

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  increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.

        In addition, our executive officers, directors and our Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.

  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        The U.S. and foreign financial markets have been experiencing a high level of volatility, disruption and distress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While these conditions appear to be improving, they could continue for a prolonged period of time or worsen in the future both in the U.S. and globally. Our portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets and changes in the prices of their primary commodities and products. These factors also impact the amount of residential, industrial and commercial growth in the energy industry. Additionally, these factors could adversely impact the customer base and customer collections of our portfolio companies.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.

  Our portfolio contains a limited number of portfolio companies, which subjects us to a greater risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

        A consequence of the limited number of investments in our portfolio is that the aggregate returns we realize may be significantly adversely affected if one or more of our significant portfolio company investments perform poorly or if we need to write down the value of any one significant investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our portfolio could contain relatively few portfolio companies.

  Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (3) attempt to preserve or enhance the value of our investment.

        We may elect not to make follow-on investments, may be constrained in our ability to employ available funds, or otherwise may lack sufficient funds to make those investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

  We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

        Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in interest-bearing deposits or other short-term instruments or use the net proceeds from such offerings to reduce then-outstanding obligations under our credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

  The lack of liquidity in our investments may adversely affect our business.

        We make investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or our Investment Adviser has or could be deemed to have material non-public information regarding such business entity.

  We may have limited access to information about privately held companies in which we invest.

        We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our Investment Adviser's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.

  We may not be in a position to control a portfolio investment when we are a debt or minority equity investor and its management may make decisions that could decrease the value of our investment.

        We make both debt and minority equity investments in portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

        We may invest in mezzanine debt and dividend-paying equity securities issued by our portfolio companies. Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior security holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

  We may not be able to fully realize the value of the collateral securing our debt investments.

        Although a substantial amount of our debt investments are protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

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  our debt investments may be made in the form of mezzanine loans, therefore our liens on the collateral, if any, may be subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral;

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  the collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan;

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  bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process;

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  our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

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  the need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received; and

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  some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

  Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates potential investments in securities of foreign companies including those located in emerging market countries. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such risks are more pronounced in emerging market countries.

        Although currently most of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

  We may expose ourselves to risks if we engage in hedging transactions.

        We may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

        The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies. The Company has no current intention of engaging in any of the hedging transaction described above, although it reserves the right to do so in the Future.

  Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to us and could impair the value of our stockholders' investment.

        Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause stockholders to lose all or part of their investment.

Risks Relating To Our Securities

  Investing in our securities may involve a high degree of risk and is highly speculative.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

  The market price of our securities may fluctuate significantly.

        The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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  loss of RIC qualification;

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  changes in earnings or variations in operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of one or more of Prospect Capital Management's key personnel;

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  operating performance of companies comparable to us;

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  changes in prevailing interest rates;

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  litigation matters;

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  general economic trends and other external factors; and

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  loss of a major funding source.

  In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has, from time to time, been brought against that company.

        If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

  Sales of substantial amounts of our securities in the public market may have an adverse effect on the market price of our securities.

        Sales of substantial amounts of our securities or the availability of such securities for sale could adversely affect the prevailing market price for our securities. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

  There is a risk that you may not receive distributions or that our distributions may not grow over time.

        We have made and intend to continue to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

  Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        Our charter and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for our stockholders or otherwise be in their best interest. These provisions may prevent shareholders from being able to sell shares of our common stock at a premium over the current of prevailing market prices.

        Our charter provides for the classification of our Board of Directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our Board of Directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

        Our Board of Directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of common stock that we have authority to issue, which could have the effect of diluting a stockholder's ownership interest. Prior to the issuance of shares of common stock of each class or series, including any reclassified series, our Board of Directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

        Our charter and bylaws also provide that our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

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  The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an "interested stockholder" (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations; and

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  The Maryland Control Share Acquisition Act, which provides that "control shares" of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors, as described more fully below) acquired in a "control share acquisition" (defined as the direct or indirect acquisition of ownership or control of "control shares") have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

        The provisions of the Maryland Business Combination Act will not apply, however, if our Board of Directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. There can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.

        As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our Board of Directors at any time in the future, provided that we will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision. It is the view of the staff of the SEC that opting into the Maryland Control Share Acquisition Act would be acting in a manner inconsistent with section 18(i) of the 1940 Act.

  We may in the future choose to pay dividends in our own stock, in which case our stockholders may be required to pay tax in excess of the cash they receive.

        We may distribute taxable dividends that are payable in part in our stock. Under IRS Revenue Procedure 2010-12, up to 90% of any such taxable dividend could be payable in our stock for dividends paid on or before December 31, 2012 with respect to any taxable year ending on or before December 31, 2011. The IRS has also issued private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts if certain requirements are satisfied. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g. broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock. It is unclear whether and to what extent we will be able to pay dividends in cash and our stock (whether pursuant to Revenue Procedure 2010-12, a private letter ruling, or otherwise).

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(All figures in this section are in thousands except share, per share and other data)

        The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this offering memorandum or incorporated by reference into this offering memorandum. In addition to historical information, the following discussion and other parts of this offering memorandum contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Forward-Looking Statements" appearing elsewhere herein.

Note on Forward Looking Statements

        Some of the statements in this section of the offering memorandum constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained herein involve risks and uncertainties, including statements as to:

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  our future operating results;

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  our business prospects and the prospects of our portfolio companies;

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  the impact of investments that we expect to make;

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  our contractual arrangements and relationships with third parties;

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  the dependence of our future success on the general economy and its impact on the industries in which we invest;

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  the ability of our portfolio companies to achieve their objectives;

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  our expected financings and investments;

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  the adequacy of our cash resources and working capital; and

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  the timing of cash flows, if any, from the operations of our portfolio companies.

        We generally use words such as "anticipates", "believes", "expects", "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this offering memorandum. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act.

        We have based the forward-looking statements included in herein on information available to us on the date of this document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

General

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financing and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        We seek to be a long-term investor with our portfolio companies. From our July 27, 2004 inception to the fiscal year ended June 30, 2007, we invested primarily in industries related to the industrial/energy economy. Since then, we have widened our strategy to focus in other sectors of the economy and continue to diversify our portfolio holdings.

        The aggregate value of our portfolio investments was $918,221 and $748,483 as of December 31, 2010 and June 30, 2010, respectively. During the six months ended December 31, 2010, our net cost of investments increased by $157,309, or 21.6%, primarily as a result of our investment in ten new and seven follow-on investments of $275,867, while we received full repayment on eight investments, sold three investments and received several partial prepayments and revolver paydowns of $135,553. Several new investments that we anticipated closing prior to December 31, 2010 were delayed by the borrowers when the expiring tax breaks were extended. The closing of these loans has increased the level of activity during the current quarter ending March 31, 2011 as detailed in the Recent Developments, which follows.

        Compared to the end of last fiscal year (ended June 30, 2010), net assets increased by $191,766 or 27.0% during the six months ended December 31, 2010, from $711,424 to $903,190. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $177,718, dividend reinvestments of $5,280, and another $57,520 from operations. These increases, in turn, were offset by $48,752 in dividend distributions to our stockholders. The $57,520 increase in net assets resulting from operations is net of the following: net investment income of $40,075, net realized gain on investments of $5,016, and an increase in net assets due to changes in net unrealized appreciation of investments of $12,429.

Market Conditions

        While the economy continues to show signs of recovery from the deteriorating credit markets of 2008 and 2009, there is still a level of uncertainty and volatility in the capital markets. The growth and improvement in the capital markets that began during the second half of 2009 carried over into the first half of 2010. While encouraged by the signs of improvement, we operate in a challenging environment that is still recovering from a recession and financial services industry negatively affected by the deterioration of credit quality in subprime residential mortgages that spread rapidly to other credit markets. Market liquidity and credit quality conditions continue to remain weaker today than three years ago.

        We believe that Prospect is well positioned to navigate through these adverse market conditions. As a business development company, we are limited to a maximum 1 to 1 debt to equity ratio. On December 21, 2010, we issued $150,000 of 6.25% Senior Convertible Notes due December 15, 2015, or the 2010 Notes, to further enhance our liquidity position and to demonstrate our access to the unsecured term debt market (See Note 6 to our consolidated financial statements.). The 2010 Notes are general unsecured obligations, rank equally in right of payment with our existing and future senior unsecured debt, and will rank senior in right of payment to any potential subordinated debt, should any be issued in the future. The 2010 Notes have no restrictions related to the type and security of assets in which Prospect might invest.

        As of December 31, 2010, we had no outstanding borrowings on the credit facility and $150,000 outstanding on our 2010 Notes. We also had $242,890 available under our credit facility for additional borrowing. Further, as we make additional investments that are eligible to be pledged under the credit facility, we will generate additional credit facility availability. The revolving period for our credit facility continues until June 13, 2012, with an amortization running to June 13, 2013. During the amortization period only principal payments received on the pledged assets are required to be used for amortization.

        We also continue to generate liquidity through public and private stock offerings. On July 7, 2009, we completed a public stock offering for 5,175,000 shares of our common stock at $9.00 per share, raising

$46,575 of gross proceeds. On August 20, 2009 and September 24, 2009, we issued 3,449,686 shares and 2,807,111 shares, respectively, of our common stock at $8.50 and $9.00 per share, respectively, in private stock offerings, raising $29,322, and $25,264 of gross proceeds, respectively. Concurrent with the sale of these shares, we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the shares. Under the terms and conditions of the registration rights agreement, we filed with the SEC a post-effective amendment to the registration statement on Form N-2 on November 6, 2009. Such amendment was declared effective by the SEC on November 9, 2009.

        On March 4, 2010, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $257,676 of additional equity securities as of December 31, 2010.

        On March 17, 2010, we established an at-the-market program through which we sold shares of our common stock. An at-the-market offering is a registered offering by a publicly traded issuer of its listed equity securities selling shares directly into the market at market prices. We engaged two broker-dealers to act as agents and sell our common stock directly into the market over a period of time. We paid a 2% commission to the broker-dealer on shares sold. Through this program we issued 8,000,000 shares of our common stock at an average price of $10.90 per share, raising $87,177 of gross proceeds, from March 23, 2010 through July 21, 2010.

        On July 19, 2010, we established a second at-the-market program, as we had sold all the shares authorized in the original at-the-market program. We engaged three broker-dealers to act as potential agents and sell our common stock directly into the market over a period of time. We paid a 2% commission to the broker-dealer on shares sold. Through this program we issued 6,000,000 shares of our common stock at an average price of $9.73 per share, raising $58,403 of gross proceeds, from July 22, 2010 through September 28, 2010.

        On September 24, 2010, we established a third at-the-market program, as we had sold all the shares authorized in the preceding at-the-market programs, through which we may sell, from time to time and at our discretion, 6,000,000 shares of our common stock. We engaged three broker-dealers to act as potential agents and sell our common stock directly into the market over a period of time. We paid a 2% commission to the broker-dealer on shares sold. Through this program we issued 302,400 shares of our common stock at an average price of $9.87 per share, raising $2,986 of gross proceeds, from September 29, 2010 through September 30, 2010. During the period from October 1, 2010 to November 3, 2010, we continued this program and issued an additional 4,929,556 shares of our common stock at an average price of $9.86 per share, raising $48,611 of gross proceeds.

        On November 10, 2010, we established a fourth at-the-market program, through which we may sell, from time to time and at our discretion, 9,750,000 shares of our common stock. We engaged four broker-dealers to act as potential agents and sell our common stock directly into the market over a period of time. We pay a 2% commission to the broker-dealer on shares sold. Through this program we issued 4,513,920 shares of our common stock at an average price of $10.00 per share, raising $45,147 of gross proceeds, from November 16, 2010 through December 15, 2010.

        Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 100,000,000 to 200,000,000 in the aggregate. The amendment became effective August 31, 2010.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Second Quarter Highlights

Investment Transactions

        On October 12, 2010, we made a senior secured debt investment of $32,500 in ICON Health & Fitness, Inc., a leading manufacturer and marketer of branded health and fitness equipment. The first lien note bears interest in cash at 11.875% and has a final maturity on October 15, 2016.

        On October 29, 2010, Castro Cheese Company, Inc. repaid the $7,732 loan receivable to us.

        On November 3, 2010, TriZetto Group repaid the $15,492 loan receivable to us.

        On November 12, 2010, we made a senior subordinated debt investment of $15,000 in American Importing Company, Inc and Ann's House of Nuts Inc, collectively Snacks Holding Corporation, a leading manufacturer and marketer of dried fruits and trail mixes. The unsecured note bears interest in cash at 12.0% plus 1.0% PIK and has a final maturity on November 12, 2017.

        On November 29, 2010, we made a senior subordinated debt investment of $14,000 in Royal Adhesives & Sealants LLC ("Royal"), a leading producer of proprietary, high-performance adhesives and sealants. The unsecured note bears interest in cash at the greater of 12.0% or LIBOR plus 8.5%, with a LIBOR ceiling of 4.5%, plus 2.0% PIK and has a final maturity on November 29, 2016. On December 13, 2010, we made a follow-on secured debt investment of $11,000 in Royal.

        On December 1, 2010, Qualitest Pharmaceuticals, Inc. repaid the $12,000 loan receivable to us.

        On December 3, 2010, we exercised our warrants in Miller and received 2,013,814 shares of Miller common stock. On December 27, 2010, we sold 1,397,510 of these shares at $3.95 net proceeds per share, realizing a gain of $5,415.

        On December 10, 2010, we made a $30,000 secured second-lien financing to American Gilsonite Company ("American Gilsonite") for a dividend recapitalization. After the financing, we received a $2,098 dividend as a result of our equity holdings in American Gilsonite and repayment of the loan that was outstanding.

        On December 23, 2010, we made a second lien secured debt investment of $15,300 in Jordan Healthcare Holdings, Inc. ("Jordan"), a leading provider of home healthcare services in Texas. The second lien note bears interest in cash at the greater of 12.0% or LIBOR plus 10.0% plus 2.5% PIK and has a final maturity on June 23, 2016.

        On December 23, 2010, we made a senior secured investment of $18,333 in VPSI, Inc. ("VPSI"), a leading market share transportation services company. The first lien note bears interest in cash at the greater of 12.0% or LIBOR plus 10.0% and has a final maturity on December 23, 2015.

Equity Issuance

        On October 29, 2010, November 30, 2010 and December 31, 2010, we issued shares of our common stock in connection with the dividend reinvestment plan of 92,999, 87,941 and 89,603, respectively.

        During the period from October 1, 2010 to November 3, 2010, we issued 4,929,556 shares of our common stock at an average price of $9.86 per share, and raised $48,611 of gross proceeds, under our at-the-market program. Net proceeds were $47,639 after 2% commission to the broker-dealer on shares sold.

        On November 10, 2010, we established a new at-the-market program through which we may sell 9,750,000 shares of our common stock. Through this program we issued 4,513,920 shares of our common stock at an average price of $10.00 per share, raising $45,147 of gross proceeds, from November 16, 2010 to December 15, 2010. Net proceeds were $44,244 after 2% commission to the broker-dealer on shares sold.

Dividend

        On November 8, 2010, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.100875 per share for November 2010 to holders of record on November 30, 2010 with a payment date of December 31, 2010;

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  $0.101000 per share for December 2010 to holders of record on December 31, 2010 with a payment date of January 31, 2011;

  •
  $0.101125 per share for January 2011 to holders of record on January 31, 2011 with a payment date of February 28, 2011.

Credit Facility

        On November 1, 2010, we announced an increase in commitments to our credit facility of $20,000. As of December 31, 2010, the lenders have extended commitments of $285,000 under the credit facility. Our credit facility includes an accordion feature which allows the facility to be increased to up to $300,000 of commitments in the aggregate to the extent additional or existing lenders commit to increase the commitments. We will seek to add additional lenders in order to reach the maximum size; although no assurance can be given we will be able to do so.

2010 Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of 6.25% Senior Convertible Notes due 2015. The 2010 Notes mature on December 15, 2015, unless previously converted in accordance with their terms. The 2010 Notes are general unsecured obligations, rank equally in right of payment with our existing and future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future. The 2010 Notes are convertible into shares of Common Stock at an initial conversion rate and conversion rate at December 31, 2010 of 88.0902 shares of Common Stock per $1,000 principal amount of 2010 Notes, which is equivalent to a conversion price of approximately $11.352 per share of Common Stock, subject to adjustment in certain circumstances. At March 11, 2011, the 2010 Notes are convertible into 88.0904 shares of Common Stock, as adjusted for dividends paid in excess of $0.101125 per month after the closing. The holders of the 2010 Notes may also put back the 2010 Notes to the Company under certain circumstances. The net proceeds from the offering of the 2010 Notes were approximately $145,200, which will be used initially to maintain balance sheet liquidity, including repayment of debt under the Company's credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with the Company's investment objective. We have analyzed the features of the 2010 Notes to determine if bifurcation was necessary and have determined that it is not material.

Recent Developments

        On January 6, 2011, we made a senior secured term loan investment of $30,000 to support the acquisition of Progressive Logistics Services, LLC by a middle market private equity firm.

        On January 10, 2011, we made a senior secured debt investment of $19,000 to support the acquisition of Endeavor House by Pinnacle Treatment Centers, Inc.

        On January 10, 2011, we sold 616,304 shares of Miller Petroleum, Inc. ("Miller") common stock realizing $4.23 of net proceeds per share, realizing a gain of $2,561 on the sale.

        On January 13, 2011, we amended our revolving credit facility. The amendment increases the accordion feature limit from $300,000 to $400,000 of commitments, of which $285,000 of commitments are currently in place. Other changes in the amendment increase our borrowing base with the investments currently pledged to the facility by reducing some concentration limits and allow us to pledge new assets to the facility on an expedited basis.

        On January 21, 2011, we provided senior secured credit facilities of $28,200 to support the acquisition of Stauber Performance Ingredients, by ICV Partners. Through February 14, 2011, we have funded $26,450 of the commitment.

        On January 24, 2011, Maverick Healthcare, LLC ("Maverick") repaid the $13,122 loan receivable to us.

        On January 31, 2011, we issued 84,155 shares of our common stock in connection with the dividend reinvestment plan.

        On January 31, 2011, we made a senior secured term investment of $7,500 to support the recapitalization of Empire Today, LLC, which is the second largest independent provider of carpet and hard surface flooring to consumers in the residential replacement flooring industry.

        On February 3, 2011, we made a senior secured debt investment of $22,000 to support the recapitalization of a pharmacy services company by a leading private equity firm. Through February 14, 2011, we have funded $20,500 of the commitment.

        On February 4, 2011, we made a secured second-lien debt investment of $45,000 to support the refinancing of Clearwater Seafoods Limited Partnership, a leading premium seafood company based in Nova Scotia, Canada.

        On February 8, 2011, we announced the declaration of monthly dividends in the following amounts and with the following dates:

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  $0.101150 per share for February 2011 to holders of record on February 28, 2011 with a payment date of March 31, 2011;

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  $0.101175 per share for March 2011 to holders of record on March 31, 2011 with a payment date of April 29, 2011;

  •
  $0.101200 per share for April 2011 to holders of record on April 29, 2011 with a payment date of May 31, 2011.

        On February 9, 2011, we made a net follow-on investment of $2,967 in The Copernicus Group, Inc. that increased our total investment to $22,500.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of 5.50% Senior Convertible Notes due 2016. The 2011 Notes mature on August 15, 2016, unless previously converted in accordance with their terms. The 2011 Notes are general unsecured obligations, rank equally in right of payment with our existing, including the 2010 Notes and future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future. The 2011 Notes are convertible into shares of Common Stock at an initial conversion rate and conversion rate at March 11, 2011 of 78.3699 shares of Common Stock per $1,000 principal amount of 2011 Notes, which is equivalent to a conversion price of approximately $12.76 per share of Common Stock, subject to adjustment in certain circumstances. The holders of the 2011 Notes may also put back the 2011 Notes to the Company under certain circumstances. The net proceeds from the offering of the 2011 Notes were approximately $166,925, which will be used initially to maintain balance sheet liquidity, including repayment of debt under the Company's credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with the Company's investment objective. We have analyzed the features of the 2011 Notes to determine if bifurcation was necessary and have determined that it is not material.

        On March 2, 2011, we made a senior secured first-lien debt investment of $12,500 to support the acquisition of a sporting goods manufacturer. The company is a market leader in the bowhunting equipment industry.

        On March 4, 2011, we made a $27,000 secured second-lien term loan to Arrowhead General Insurance Agency, Inc. After the financing we received a repayment of the loan that was previously outstanding.

        On March 11, 2011, EXL Acquisition Corporation ("EXL") repaid the $22,988 loan receivable to us and we sold our 2,500 shares of EXL common stock.

Critical Accounting Policies and Estimates

        Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X, and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our December 31, 2010 and June 30, 2010 financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary, which is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as Receivables for investments sold and Payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

          1)  Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm engaged by our Board of Directors;

          2)  the independent valuation firm conducts independent appraisals and makes their own independent assessment;

          3)  the audit committee of our Board of Directors reviews and discusses the preliminary valuation by our Investment Adviser within the valuation range presented by the independent valuation firm; and

          4)  the Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the independent valuation firm and the audit committee.

        In September 2006, the Financial Accounting Standards Board ("FASB") issued ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning in the quarter ended September 30, 2008.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:     Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

          Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:     Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards.

        In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        In April 2009, the FASB issued ASC 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("ASC 820-10-65"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15,

2009. The adoption of ASC 820-10-65 for the three and six months ended December 31, 2010 and 2009, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009. Our management does not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Code, applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual taxable income in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        We adopted FASB ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of December 31, 2010 and for the three and six months then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will not be collected in accordance with the terms of the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current. As of December 31, 2010, approximately 2.3% of our net assets are in non-accrual status.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

        We record origination expenses related to our credit facility and the 2010 Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our 2010 Notes, over the respective stated life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

2010 Notes

        We have recorded the 2010 Notes (See Note 6 to our consolidated financial statements.) at their contractual amounts. The 2010 Notes were analyzed for any features that would require its accounting to be bifurcated and they were determined to be immaterial.

Guarantees and Indemnification Agreements

        We follow FASB ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees. ASC 460 did not have a material effect on the financial statements.

Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services — Investment Companies, convertible securities are not considered in the calculation of net assets per share.

Recent Accounting Pronouncements

        In June 2009, the FASB issued ASC 860, Accounting for Transfers of Financial Assets — an amendment to FAS 140 ("ASC 860"). ASC 860 improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets: the effects of a transfer on its financial position, financial performance, and cash flows: and a transferor's continuing involvement, if any, in transferred financial assets. ASC 860 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. The adoption of this standard had no effect on our results of operation or our financial position.

        In June 2009, the FASB issued ASC 810, Consolidation ("ASC 810"). ASC 810 is intended to (1) address the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, as a result of the elimination of the qualifying special-purpose entity concept in ASC 860, and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always provided timely and useful information about an enterprise's involvement in a variable interest entity. ASC 810 is effective as of the beginning of our first annual reporting period that begins after November 15, 2009. The adoption of this standard had no effect on our results of operation or our financial position.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. We do not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

        In February 2010, the FASB issued Accounting Standards Update 2010-10, Consolidation (Topic 810) — Amendments for Certain Investments Funds ("ASU 2010-10"), which defers the application of the consolidation guidance in ASC 810 for certain investments funds. The disclosure requirements continue to apply to all entities. ASU 2010-10 is effective as of the beginning of the first annual period that begins after November 15, 2009 and for interim periods within that first annual period. The adoption of this standard had no effect on our results of operation or our financial position.

        In August 2010, the FASB issued Accounting Standards Update 2010-21, Accounting for Technical Amendments to Various SEC Rules and Schedules ("ASU 2010-21"). This Accounting Standards Update various SEC paragraphs pursuant to the issuance of Release No. 33-9026: Technical Amendments to Rules, Forms, Schedules and Codification of Financial Reporting Policies. The adoption of this standard had no effect on our results of operation or our financial position.

        In August 2010, the FASB issued Accounting Standards Update 2010-22, Accounting for Various Topics — Technical Corrections to SEC Paragraphs ("ASU 2010-22"). ASU 2010-22 amends various SEC paragraphs based on external comments received and the issuance of Staff Accounting Bulletin ("SAB") 112, which amends or rescinds portions of certain SAB topics. The adoption of this standard had no effect on our results of operation or our financial position.

        In December 2010, the FASB issued Accounting Standards Update 2010-29, Business Combinations (Topic 805) — Disclosure of Supplementary Pro Forma Information for Business Combinations (a consensus of the FASM Emerging Issues Task Force ("ASU 2010-29"). ASU 2010-29 addresses diversity in practice about the interpretation of pro forma revenue and earnings disclosure requirements for business combinations. The amended guidance in ASU 2010-29 specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior reporting period only. This standard also expands the supplemental pro forma disclosures under ASC 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments in ASU 2010-29 are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010, with early adoption permitted. Our management does not believe that the adoption of the amended guidance in ASU 2010-29 will have a significant effect on our financial statements

Patriot Acquisition

        On December 2, 2009, we acquired the outstanding shares of Patriot Capital Funding, Inc. ("Patriot") common stock for $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement.

        On December 2, 2009, Patriot made a final dividend equal to its undistributed net ordinary income and capital gains of $0.38 per share. In accordance with a recent IRS revenue procedure, the dividend was paid 10% in cash and 90% in newly issued shares of Patriot's common stock. The exchange ratio was adjusted to give effect to the final income distribution.

        The merger has been accounted for as an acquisition of Patriot by Prospect Capital Corporation ("Prospect") in accordance with acquisition method of accounting as detailed in Accounting Standards Codification ("ASC" or "Codification") 805, Business Combinations ("ASC 805"). The fair value of the consideration paid was allocated to the assets acquired and liabilities assumed based on their fair values as the date of acquisition. As described in more detail in ASC 805, goodwill, if any, would have been recognized as of the acquisition date, if the consideration transferred exceeded the fair value of identifiable net assets acquired. As of the acquisition date, the fair value of the identifiable net assets acquired exceeded the fair value of the consideration transferred, and we recognized the excess as a gain. A preliminary gain of $5,714 was recorded by Prospect in the quarter ended December 31, 2009 related to the acquisition of Patriot, which was revised in the fourth quarter of Fiscal 2010, to $7,708, when we settled severance accruals related to certain members of Patriot's top management, and finalized during the first quarter of Fiscal 2011, to $8,632, when we settled the remaining severance accruals related to the last two members of Patriot's top management. Under ASC 805, the adjustments to our preliminary estimates were reflected in the three months ended December 31, 2009 (See Note 13 to our consolidated financial statements.). The acquisition of Patriot was negotiated in July 2009 with the purchase agreement being signed on August 3, 2009. Between July 2009 and December 2, 2009, our valuation of certain of the investments acquired from Patriot increased due to market improvement, which resulted in the recognition of the gain at closing.

        The purchase price has been allocated to the assets acquired and the liabilities assumed based on their estimated fair values as summarized in the following table:

Cash (to repay Patriot debt)	$107,313
Cash (to fund purchase of restricted stock from former Patriot employees)	970
Common stock issued(1)	92,800

Total purchase price	201,083

Assets acquired:
Investments(2)	207,126
Cash and cash equivalents	1,697
Other assets	3,859

Assets acquired	212,682
Other liabilities assumed	(2,967)

Net assets acquired	209,715

Gain on Patriot acquisition(3)	$8,632

(1)
The value of the shares of common stock exchanged with the Patriot common shareholders was based upon the closing price of our common stock on December 2, 2009, the price immediately prior to the closing of the transaction.

(2)
The fair value of Patriot's investments was determined by the Board of Directors in conjunction with an independent valuation agent. This valuation resulted in a purchase price which was $98,150 below the amortized cost of such investments. For those assets which are performing, Prospect will record the accretion to par value in interest income over the remaining term of the investment.

(3)
The gain has been determined after the final payments of certain liabilities have been settled.

        During the three and six months ended December 31, 2010, we recognized $1,305 and $5,353 of interest income due to purchase discount accretion from the assets acquired from Patriot, respectively. Included in the $5,353 for the six months ended December 31, 2010, is $1,116 of accelerated accretion resulting from the repayment of Impact Products, LLC ("Impact"). We also recapitalized our debt investment in Northwestern Management Services, LLC ("Northwestern"), which precipitated the acceleration of $1,612 of original purchase discount. There was no accelerated accretion recorded during the quarter ended December 31, 2010. As of December 31, 2010, $25,777 of purchase discount from the Patriot acquisition remains to be accreted.

        During the period from the acquisition of Patriot on December 2, 2009 to December 31, 2009, we recognized $7,495 of interest income from the assets acquired from Patriot. Included in this amount is $4,560 resulting from the acceleration of purchase discounts from the early repayments of three loans, three revolving lines of credit and the sale of one investment position.

Investment Holdings

        As of December 31, 2010, we continue to pursue our investment strategy. Despite our name change to "Prospect Capital Corporation" and the termination of our policy to invest at least 80% of our net assets in energy companies in May 2007, we currently have a concentration of investments in companies in the energy and energy related industries. Some of the companies in which we invest have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective or the value of our investment in them may decline substantially or fall to zero.

        During the six months ended December 31, 2010, we have originated $281,884 of new investments. Our origination efforts recently have focused primarily on secured lending, including a higher percentage of first lien loans than in recent prior fiscal quarters, though we also continue to close selected junior debt and equity investments. In addition to targeting investments senior in corporate capital structures with our new originations, we have also increased our origination business mix of third party private equity sponsor owned companies, which tend to have more third party equity capital supporting our debt investments than non sponsor transactions. As a result of these credit risk management initiatives, as well as a decrease in the dividends received from Gas Solutions Holdings, Inc. ("GSHI"), our portfolio's annualized current yield decreased from 15.7% to 14.1% across all long-term debt and certain equity investments as of December 31, 2009 and December 31, 2010, respectively. The decrease in dividends from GSHI is primarily the result of GSHI distributing dividends in excess of their current earnings in 2009, as GSHI had accumulated excess earnings and profits available for distribution. GSHI remains profitable and has increased its EBITDA in 2010 in comparison with 2009. We anticipate that GSHI may be able to increase its dividends in the future as the result of organic growth and add-on acquisitions. We expect Prospect's current asset yield may decline modestly over the next few quarters as we increase the size of the portfolio while reducing credit risk. Monetization of other equity positions that we hold is not included in this yield calculation. In each of our portfolio companies, we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.

        We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        As of December 31, 2010, we own controlling interests in AIRMALL USA, Inc. ("AIRMALL"), Ajax Rolled Ring & Machine, Inc. ("Ajax"), AWCNC, LLC, Borga, Inc., C&J Cladding, LLC ("C&J"), Change Clean Energy Holdings, Inc. ("CCEHI"), Fischbein, LLC ("Fischbein"), Freedom Marine Services LLC, GSHI, Integrated Contract Services, Inc. ("ICS"), Iron Horse Coiled Tubing, Inc. ("Iron Horse"), Manx Energy, Inc. ("Manx"), NRG, Nupla Corporation, R-V Industries ("R-V"), Inc. and Yatesville Coal Holdings, Inc. ("Yatesville"). We also own an affiliated interest in Biotronic NeuroNetwork ("Biotronic"), Boxercraft Incorporated, KTPS Holdings, LLC ("KTPS"), Smart, LLC, and Sport Helmets Holdings, LLC.

        The following is a summary of our investment portfolio by level of control:

	December 31, 2010				June 30, 2010
Level of Control	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Control	$235,729	23.2%	$264,228	25.2%	$185,720	23.3%	$195,958	24.0%
Affiliate	65,815	6.5%	74,709	7.1%	65,082	8.2%	73,740	9.0%
Non-control/Non-affiliate	584,524	57.3%	579,284	55.1%	477,957	59.9%	478,785	58.6%
Money Market Funds	132,194	13.0%	132,194	12.6%	68,871	8.6%	68,871	8.4%

Total Portfolio	$1,018,262	100.0%	$1,050,415	100.0%	$797,630	100.0%	$817,354	100.0%

        The following is our investment portfolio presented by type of investment at December 31, 2010 and June 30, 2010, respectively:

	December 31, 2010				June 30, 2010
Type of Investment	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Money Market Funds	$132,194	13.0%	$132,194	12.6%	$68,871	8.6%	$68,871	8.4%
Revolving Line of Credit	3,721	0.4%	3,841	0.4%	4,754	0.6%	5,017	0.6%
Senior Secured Debt	434,276	42.6%	406,756	38.7%	313,755	39.4%	287,470	35.2%
Subordinated Secured Debt	338,413	33.2%	316,485	30.1%	333,453	41.8%	313,511	38.4%
Subordinated Unsecured Debt	54,413	5.3%	54,840	5.2%	30,209	3.8%	30,895	3.8%
Preferred Stock	27,468	2.7%	18,258	1.7%	16,969	2.1%	5,872	0.7%
Common Stock	19,003	1.9%	81,497	7.8%	20,243	2.5%	77,131	9.4%
Membership Interests	5,921	0.6%	23,933	2.3%	6,964	0.9%	17,730	2.2%
Overriding Royalty Interests	—	—%	2,250	0.2%	—	—%	2,768	0.3%
Net Profit Interests	—	—%	191	—%	—	—%	1,020	0.1%
Warrants	2,853	0.3%	10,170	1.0%	2,412	0.3%	7,069	0.9%

Total Portfolio	$1,018,262	100.0%	$1,050,415	100.0%	$797,630	100.0%	$817,354	100.0%

        The following is our investment portfolio presented by geographic location of the investment at December 31, 2010 and June 30, 2010, respectively:

	December 31, 2010				June 30, 2010
Geographic Location	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Canada	$18,387	1.8%	$18,993	1.8%	$21,002	2.6%	$12,054	1.5%
Ireland	14,905	1.5%	15,000	1.4%	14,903	1.9%	15,000	1.8%
Netherlands	—	—%	—	—%	1,397	0.2%	1,233	0.2%
Midwest US	212,829	20.9%	208,736	19.9%	170,869	21.5%	167,571	20.5%
Northeast US	115,449	11.3%	118,932	11.3%	61,813	7.7%	62,727	7.7%
Southeast US	161,124	15.8%	146,218	13.9%	193,420	24.2%	171,144	20.9%
Southwest US	189,368	18.6%	238,197	22.7%	179,641	22.6%	235,945	28.9%
Western US	174,006	17.1%	172,145	16.4%	85,714	10.7%	82,809	10.1%
Money Market Funds	132,194	13.0%	132,194	12.6%	68,871	8.6%	68,871	8.4%

Total Portfolio	$1,018,262	100.0%	$1,050,415	100.0%	$797,630	100.0%	$817,354	100.0%

        The following is our investment portfolio presented by industry sector of the investment at December 31, 2010 and June 30, 2010, respectively:

	December 31, 2010				June 30, 2010
Industry	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio	Cost	Percent of Portfolio	Fair Value	Percent of Portfolio
Aerospace and Defense	$56	—%	$34	—%	$56	—%	$38	—%
Automobile	17,454	1.8%	17,767	1.7%	19,017	2.4%	18,615	2.3%
Biomass Power	2,540	0.2%	—	—%	2,383	0.3%	—	—%
Business Services	12,148	1.2%	12,358	1.2%	12,060	1.5%	12,132	1.5%
Chemicals	25,026	2.5%	25,026	2.4%	1,397	0.2%	1,233	0.2%
Consumer Services	35,820	3.5%	35,820	3.4%	—	—%	—	—%
Contracting	16,712	1.7%	1,370	0.1%	16,652	2.1%	4,542	0.6%
Durable Consumer Products	52,332	5.1%	52,587	5.0%	20,000	2.5%	20,000	2.4%
Ecological	141	—%	325	—%	141	—%	340	—%
Electronics	24,265	2.4%	24,721	2.4%	25,777	3.2%	25,629	3.1%
Financial Services	—	—%	—	—%	25,814	3.2%	25,592	3.1%
Food Products	62,076	6.1%	70,463	6.7%	53,681	6.7%	60,882	7.4%
Gas Gathering and Processing	42,003	4.1%	97,596	9.3%	37,503	4.7%	93,096	11.4%
Healthcare	101,230	9.9%	109,722	10.4%	89,026	11.2%	93,593	11.5%
Home and Office Furnishings, Housewares and Durable	2,057	0.2%	5,370	0.5%	14,112	1.8%	17,232	2.1%
Insurance	6,076	0.6%	6,506	0.6%	5,811	0.7%	5,952	0.7%
Machinery	12,997	1.4%	22,148	2.1%	15,625	2.0%	17,776	2.2%
Manufacturing	72,381	7.1%	63,640	6.1%	74,961	9.4%	64,784	7.9%
Metal Services and Minerals	13,348	1.3%	28,659	2.7%	19,252	2.4%	33,620	4.1%
Mining, Steel, Iron and Non-Precious Metals and Coal Production	1,435	0.1%	—	—%	1,130	0.1%	808	0.1%
Oil and Gas Production	123,868	12.2%	87,382	8.3%	122,034	15.3%	96,988	11.9%
Oilfield Fabrication	26,326	2.6%	26,326	2.5%	30,429	3.8%	30,429	3.7%
Personal and Nondurable Consumer Products	15,234	1.5%	21,010	2.0%	14,387	1.8%	20,049	2.5%
Pharmaceuticals	—	—%	—	—%	11,955	1.5%	12,000	1.5%
Printing and Publishing	5,255	0.5%	5,385	0.5%	5,222	0.7%	5,284	0.6%
Property Management	52,420	5.1%	55,796	5.3%	—	—%	—	—%
Production Services	18,387	1.8%	18,993	1.8%	21,002	2.6%	12,054	1.5%
Retail	14,669	1.5%	1,452	0.1%	14,669	1.8%	2,148	0.3%
Shipping Vessels	10,367	1.0%	3,649	0.4%	10,040	1.3%	3,583	0.4%
Software & Computer Services	37,885	3.7%	38,000	3.6%	14,903	1.9%	15,000	1.8%
Specialty Minerals	30,000	2.9%	33,253	3.2%	15,814	2.1%	18,463	2.3%
Technical Services	11,401	1.1%	11,500	1.1%	11,387	1.4%	11,615	1.4%
Textiles and Leather	21,826	2.1%	23,030	2.2%	22,519	2.8%	25,006	3.1%
Transportation	18,333	1.8%	18,333	1.8%	—	—%	—	—%
Money Market Funds	132,194	13.0%	132,194	12.6%	68,871	8.6%	68,871	8.4%

Total Portfolio	$1,018,262	100.0%	$1,050,415	100.0%	$797,630	100.0%	$817,354	100.0%

Investment Activity

        At December 31 2010, approximately 101.7% of our net assets or about $918,221 was invested in 58 long-term portfolio investments and 14.6% of our net assets invested in money market funds.

Long-Term Portfolio Investment Activity

        During the six months ended December 31 2010, we acquired $268,760 of new investments, completed follow-on investments in existing portfolio companies, totaling approximately $6,357, funded $750 of revolver advances, and recorded PIK interest of $6,017, resulting in gross investment originations of $281,884. The more significant of these investments are described briefly in the following:

  •
  On July 14, 2010, we closed a $37,400 first lien senior secured credit facility to Progrexion Holdings, LLC ("Progrexion"), a leading consumer credit enhancement services company.

  •
  On July 23, 2010, we made a secured debt investment of $21,000 in SonicWALL, Inc. ("SonicWALL"), a global leader in network security and data protection for small, mid-sized, and large enterprise organizations. On September 30, 2010, we made a follow-on secured debt investment of $2,000 in SonicWALL.

  •
  On July 30, 2010, we invested $52,420 of combined debt and equity in AIRMALL, a leading developer and manager of airport retail operations.

  •
  On July 30, 2010, we invested $20,000 in Northwestern, a leading dental practice management company in the Southeast Florida market.

  •
  On September 30, 2010, we made a follow-on secured debt investment of $4,500 in GSHI to support the acquisition of a gathering pipeline system in Texas.

  •
  On October 12, 2010, we made a senior secured debt investment of $32,500 in ICON Health & Fitness, Inc., a leading manufacturer and marketer of branded health and fitness equipment.

  •
  On November 12, 2010, we made a senior subordinated debt investment of $15,000 in American Importing Company, Inc and Ann's House of Nuts Inc, collectively Snacks Holding Corporation, a leading manufacturer and marketer of dried fruits and trail mixes.

  •
  On November 29, 2010, we made a senior subordinated debt investment of $14,000 in Royal Adhesives & Sealants LLC ("Royal"), a leading producer of proprietary, high-performance adhesives and sealants. On December 13, 2010, we made a follow-on senior subordinated debt investment of $11,000 in Royal, an Arsenal Capital Partners portfolio company, in connection with Arsenal's acquisition of Para-Chem Southern and the creation of a leading adhesives, sealants, and coatings platform.

  •
  On December 10, 2010, we made a $30,000 secured second-lien financing to American Gilsonite for a dividend recapitalization. After the financing, we received a $2,098 dividend as a result of our equity holdings in the AGC and repayment of the loan that was outstanding.

  •
  On December 23, 2010, we made a second lien secured debt investment of $15,300 in Jordan Healthcare Holdings, Inc., a leading provider of home healthcare services in Texas.

  •
  On December 23, 2010, we made a senior secured investment of $18,333 in VPSI, Inc., a leading market share transportation services company.

        During the six months ended December 31, 2010, we closed-out eleven positions which are briefly described below.

  •
  On July 30, 2010, Northwestern repaid the $8,500 loan receivable to us.

  •
  On August 26, 2010, Regional Management Corporation repaid the $25,814 loan receivable to us.

  •
  On September 1, 2010, Impact Products, LLC repaid the $12,848 loan receivable to us.

  •
  On September 23, 2010, Roll Coater Acquisition Corp. repaid the $6,268 loan receivable to us.

  •
  On September 29, 2010, we sold our common stock in LyondellBasell Industries N.V. for $1,803, realizing a gain of $527.

  •
  On October 29, 2010, Castro Cheese Company, Inc. repaid the $7,732 loan receivable to us.

  •
  On November 3, 2010, TriZetto Group repaid the $15,492 loan receivable to us.

  •
  On December 1, 2010, Qualitest Pharmaceuticals, Inc. repaid the $12,000 loan receivable to us.

  •
  On December 10, 2010, American Gilsonite repaid the $14,783 loan receivable to us.

  •
  On December 15, 2010, we sold Sidump'r Trailer Company, Inc. and received $430 net proceeds.

  •
  In December 2010, we exercised our warrants in Miller and received 2,013,814 shares of Miller common stock and sold 1,397,510 of these shares at $3.95 net proceeds per share, realizing a gain of

    $5,415. We sold the remaining 616,304 shares of Miller common stock on January 10, 2010, realizing a gain of $2,561 on the sale.

        During the six months ended December 31, 2010, we also received principal amortization payments of $8,932 on several loans, and $10,290 of partial prepayments related to AIRMALL, Aircraft Fasteners International, LLC, Ajax, EXL Acquisition Corporation, Fischbein, Iron Horse, LHC Holdings Corp. and Progrexion.

        During the six months ended December 31, 2010, we recognized $5,353 of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in this amount is $1,116 of accelerated accretion resulting from the repayment of Impact. We also recapitalized our debt investment in Northwestern. The $20,000 loan was issued at market terms comparable to other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of $1,612 of original purchase discount from the loan repayment which recognized as interest income. There was no accelerated accretion recorded during the three months ended December 31, 2010.

        The following is a quarter-by-quarter summary of our investment activity:

Quarter-End	Acquisitions(1)	Dispositions(2)
December 31, 2010	$140,933	$62,915
September 30, 2010	140,951	68,148
June 30, 2010	88,973	39,883
March 31, 2010	59,311	26,603
December 31, 2009(3)	210,438	45,494
September 30, 2009	6,066	24,241
June 30, 2009	7,929	3,148
March 31, 2009	6,356	10,782
December 31, 2008	13,564	2,128
September 30, 2008	70,456	10,949
June 30, 2008	118,913	61,148
March 31, 2008	31,794	28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

Since inception	$1,457,201	$501,926

(1)
Includes new deals, additional fundings, refinancings and PIK interest.

(2)
Includes scheduled principal payments, prepayments and refinancings.

(3)
The $210,438 of acquisitions for the quarter ended December 31, 2009 includes $207,126 of portfolio investments acquired from Patriot.

Investment Valuation

        In determining the fair value of our portfolio investments at December 31, 2010, the Audit Committee considered valuations from the independent valuation firm and from management having an aggregate range of $886,690 to $966,862, excluding money market investments.

        In determining the range of value for debt instruments, management and the independent valuation firm generally shadow rated the investment and then based upon the range of ratings, determined appropriate yields to maturity for a loan rated as such. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, yielding the ranges. For equity investments, the enterprise value was determined by applying EBITDA multiples for similar recent investment sales. For stressed equity investments, a liquidation analysis was prepared.

        The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties and comparable multiples for recent sales of companies within the industry. The composite of all these analysis, applied to each investment, was a total valuation of $918,221, excluding money market investments.

        Our portfolio companies are generally lower middle market companies, outside of the financial sector, with less than $50,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

        During the six months ended December 31, 2010, there has been a general improvement in the markets in which we operate, and market rates of interest negotiated for middle market loans have decreased.

        Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.

        Ajax Rolled Ring & Machine, Inc.

          We acquired a controlling equity interest in Ajax in a recapitalization of the company that was closed on April 4, 2008. We funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. During the fiscal year ended June 30, 2010, we funded an additional $3,530 of secured subordinated debt to refinance a third-party revolver provider and provide working capital. Ajax repaid $3,461 of this secured subordinated debt during the quarter ended September 30, 2010. As of December 31, 2010, we control 78.1% of the fully-diluted common and preferred equity.

          Ajax forges seamless steel rings sold to various customers. The rings are used in a range of industrial applications, including in construction equipment and wind power turbines. Ajax's business is cyclical, and the business experienced a significant decline in the first half of 2009 in light of the global macroeconomic crisis. The second half of 2009 and 2010 showed steady improvement versus the first half of 2009. At December 31, 2010, Ajax had a backlog of new business that would indicate continued improvement for 2011.

          The Board of Directors increased the fair value of our investment in Ajax to $30,574 as of December 31, 2010, a reduction of $10,706 from its amortized cost, compared to the $13,006 unrealized depreciation recorded at June 30, 2010.

        Change Clean Energy Holdings Inc. and Change Clean Energy, Inc., f/k/a Worcester Energy Partners, Inc.

          Change Clean Energy, Inc. ("CCEI") is an investment that we originated in September 2005, which owns and operated a biomass energy plant. In March 2009, CCEI ceased operations, as the business became uneconomic based on the cost of materials and the price being received for the electricity generated. During that quarter, we instituted foreclosure proceedings against the co-borrowers of our debt. In anticipation of such proceedings, CCEHI was established. On March 11, 2009, the foreclosure was completed and the assets were assigned to a wholly owned subsidiary of CCEHI. During the year ended June 30, 2010, we provided additional funding of $296 to CCEHI to fund ongoing operations. CCEI currently has no material operations. At June 30, 2009 we determined that the impairment at both CCEI and CCEHI was other than temporary and recognized a realized loss of $41,134, which was the amount by which the amortized cost exceeded the fair value. During the quarter ended December 31, 2010, we made a follow-on investment of $156 in CCEHI for professional services related to ongoing litigations and plant security. At December 31, 2010, our Board of Directors, under recommendation from senior management, has set the value of the CCEHI investment with no value, a reduction of $2,540 from its amortized cost after the recognized depreciation.

        Gas Solutions Holdings, Inc.

          GSHI is an investment that we completed in September 2004 in which we own 100% of the equity. GSHI is a midstream gathering and processing business located in east Texas. GSHI has improved its operations and experienced an increase in revenue, gross margin, and EBITDA over the past year given the increase in plant volumes and natural gas liquids prices.

          In February 2010, we hired Robert Bourne as President and CEO of Gas Solutions. Mr. Bourne has over 30 years of experience in the midstream sector, including gathering and processing, gas purchasing, storing and trading; producer services; and business development mergers and acquisitions. He served most recently at Energy Transfer, where he managed Houston Pipeline, among other activities. Mr. Bourne is focusing on our upside plant projects and seeking new opportunities to help Gas Solutions grow beyond its existing footprint. On September 30, 2010, we made a follow-on secured debt investment of $4,500 in Gas Solutions to support the acquisition of an additional gathering pipeline system in Texas.

          In April 2010, Gas Solutions purchased a series of propane puts with strike prices of $1.00 per gallon and $0.95 per gallon covering the periods May 1, 2010, through April 30, 2011, and May 1, 2011, through April 30, 2012, respectively. Gas Solutions hedged approximately 85% of its current exposure to natural gas liquids based on current plant volumes. These hedges will reduce the volatility on earnings associated with lower prices of natural gas liquids without limiting the upside from higher prices, helping GSHI to continue to generate sufficient cash flow to make interest and dividend payments.

          In determining the value of GSHI, we have utilized two valuation techniques to determine the value of the investment. Our Board of Directors has determined the value to be $97,596 for our debt and equity positions at December 31, 2010 based upon a combination of a discounted cash flow analysis and a public comparables analysis. At December 31, 2010 and June 30, 2010, GSHI was valued $55,593 above its amortized cost.

        Integrated Contract Services, Inc.

          ICS is an investment that we completed in April 2007. Prior to January 2009, ICS owned the assets of ESA Environmental Specialists, Inc. ("ESA") and 100% of the stock of The Healing Staff ("THS"). ESA originally defaulted under our contract governing our investment in ESA, prompting us to commence foreclosure actions with respect to certain ESA assets in respect of which we have a priority lien. In response to our actions, ESA filed voluntarily for reorganization under the bankruptcy code on August 1, 2007. On September 20, 2007, the U.S. Bankruptcy Court approved a Section 363 Asset Sale from ESA to us. To complete this transaction, we contributed our ESA debt to a newly-formed entity, ICS, and provided funds for working capital on October 9, 2007. In return for the ESA debt, we received senior secured debt in ICS of equal amount to our ESA debt, preferred stock of

  ICS, and 49% of the ICS common stock. ICS subsequently ceased operations and assigned the collateral back to us. ICS is in default of both payment and financial covenants. During September and October 2007, we provided $1,170 to THS for working capital.

          In January 2009, we foreclosed on the real and personal property of ICS. Through this foreclosure process, we gained 100% ownership of THS and certain ESA assets. During the quarter ended December 31, 2010, we made follow-on secured debt investments of $317 in THS to support ongoing operations. Based upon an analysis of the liquidation value of the ESA assets and the enterprise value of THS, our Board of Directors determined the fair value of our investment in ICS to be $1,370 at December 31, 2010, a reduction of $15,342 from its amortized cost, compared to the $12,110 unrealized loss recorded at June 30, 2010.

        Iron Horse Coiled Tubing, Inc.

          Iron Horse is an investment that we completed in April 2006. Iron Horse had been a provider of coiled tubing subcontractor services prior to making a strategic decision in late 2007 to directly service natural gas and oil producers in the Western Canadian Sedimentary Basin ("WCSB") as a fracturing services provider. As a result of the business transition, the Company's 2008 financial performance declined significantly from 2007 levels. Iron Horse completed its transition from a subcontractor to a direct service provider in 2009, but natural gas prices declined to trough levels due to the recession and heightened natural gas inventory levels. Since November 2009, Iron Horse has experienced increased activity in the WCSB and is now completing wells for a diversified base of large and small producers in the WCSB.

          Prior to December 31, 2007, we owned 8.5% of the common stock in Iron Horse. On December 31, 2007, we received an additional 50.3% of the common stock in Iron Horse, which increased our total ownership to 58.8%. Through a series of subsequent loans that were used to construct equipment and facilitate the transition from a subcontractor to a direct service provider, we secured an additional 21.0% of the common stock in Iron Horse in September 2008, which increased our total ownership to 79.8% of the common stock in Iron Horse.

          Effective January 1, 2010, we restructured our senior secured and bridge loans to Iron Horse and we reorganized Iron Horse's management structure. Our loans were replaced with three new tranches of senior secured debt and our total ownership of Iron Horse decreased to 70.4% on a fully-diluted basis. Our equity ownership will incrementally decrease as debt tranches are repaid. There was no change to fair value at the time of restructuring. Iron Horse repaid $2,615 of this senior secured debt during the quarter ended December 31, 2010. As Iron Horse has shown an ability to continue to service the interest and principal payments as they come due, we have returned Iron Horse to accrual status in December 2010.

          The Board of Directors increased the fair value of our investment in Iron Horse to $18,993 as of December 31, 2010, a reduction of $606 from its amortized cost, compared to the $8,948 unrealized depreciation recorded at June 30, 2010.

        Manx Energy, Inc.

          On January 19, 2010, we modified the terms of our senior secured debt in Appalachian Energy Holdings LLC ("AEH") and Coalbed LLC ("Coalbed") in conjunction with the formation of Manx, a new entity consisting of the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were combined under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx. During the quarter ended December 31, 2010, we made a follow-on secured debt investment of $500 in Manx to support ongoing operations.

          The Board of Directors wrote-down the fair value of our investment in Manx to $4,600 as of December 31, 2010, a reduction of $14,169 from its amortized cost, compared to the $13,584 unrealized loss recorded at June 30, 2010.

        Yatesville Coal Holdings, Inc.

          All of our coal holdings have been consolidated under the Yatesville entity. Yatesville delivered improved operating results after the consolidation of the coal holdings, but the company mined its permitted reserves in December 2008 and has not produced meaningful revenues since then. We continue to evaluate strategies for Yatesville, such as soliciting indications of interest regarding a transaction involving part or all of recoverable reserves. During the quarter ended December 31, 2009, we discontinued operations at Yatesville. At December 31, 2009, our Board of Directors determined that, consistent with the decision to discontinue operations, the impairment of Yatesville was other than temporary, and we recorded a realized loss of $51,228, which was the amount that the amortized cost exceeded the fair value at December 31, 2009. During the quarter ended December 31, 2010, we made a follow-on investment of $457 in Yatesville for professional services related to ongoing litigations. At December 31, 2010, our Board of Directors, under recommendation from senior management, has set the value of the Yatesville investment with no value, a reduction of $1,435 from its amortized cost after the recognized depreciation.

        Equity positions in the portfolio are susceptible to potentially significant changes in value, both increases as well as decreases, due to changes in operating results. Three of our portfolio companies have experienced such volatility — C&J and Fischbein with improved operating results, and NRG with declining operating results. Eight of the other controlled investments have continuing challenges and have been valued at discounts to the original investment. Seven of the control investments are valued at premiums to the original investment amounts, including Iron Horse for which our unrealized gain increased by $9,554 during the six months ended December 31, 2010 due to improved operating results. Overall, at December 31, 2010, the control investments are valued at $28,499 above their amortized cost.

        We hold five affiliate investments at December 31, 2010. One of these investments reported declining operating results, resulting in a valuation decrease for this investment — KTPS. The remaining affiliate investments are valued at amortized cost or higher. Overall, at December 31, 2010, affiliate investments are valued $8,894 above their amortized cost.

        With the Non-control/Non-affiliate investments, generally, there is less volatility related to our total investments because our equity positions tend to be smaller than with our control/affiliate investments, and debt investments are generally not as susceptible to large swings in value as equity investments. For debt investments, the fair value is limited on the high side to each loan's par value, plus any prepayment premia that could be imposed. Many of the debt investments in this category have not experienced a significant change in value, as they were previously valued at or near par value. The exception to this categorization relates to investments which were acquired in the Patriot Acquisition, many of which were acquired at significant discounts to par value, and any changes in operating results or interest rates can have a significant effect on the value of such investments. The Copernicus Group, Inc. ("Copernicus"), Maverick and Miller Petroleum, Inc. ("Miller") experienced meaningful increases in valuations. Deb Shops, Inc. ("Deb Shops"), H&M Oil & Gas, LLC ("H&M"), Stryker Energy, LLC ("Stryker"), Wind River Resources Corp. and Wind River II Corp (collectively "Wind River") experienced decreases in valuations due to declines in their operating results. Shearer's Foods, Inc. completed a significant acquisition, which is driving the operating results and the increase in the value of the investment. The remaining investments did not experience significant changes in operations or valuation.

        During the three and six months ended December 31, 2010, we recognized $1,305 and $5,353, respectively, of interest income due to purchase discount accretion from the assets acquired from Patriot. Included in the $5,353 for the six months ended December 31, 2010 is $1,116 of accelerated accretion resulting from the repayment of Impact. We also recapitalized our debt investment in Northwestern during this period. The $20,000 loan was issued at market terms comparable to other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of $1,612 of original purchase discount from the loan repayment which recognized as interest income. There was no accelerated accretion recorded during the three months ended December 31, 2010.

Capitalization

        Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt currently consists of a revolving credit facility availing us of the ability to borrow debt subject to borrowing base determinations and 2010 Notes which we issued in December 2010 and our equity capital is currently comprised entirely of common equity.

        The following table shows the Revolving Credit Facility and 2010 Notes amounts and outstanding borrowings at December 31, 2010 and June 30, 2010:

	As of December 31, 2010		As of June 30, 2010
	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Revolving Credit Facility	$285,000	$—	$210,000	$100,300
2010 Notes	$150,000	$150,000	$—	$—

        The following table shows the contractual maturity of our Revolving Credit Facility and 2010 Notes at December 31, 2010:

	Payments Due By Period
	Less Than 1 Year	1-3 Years	More Than 3 Years
Revolving Credit Facility	$—	$—	$—

Senior Convertible Notes	$—	$—	$150,000

        We have and expect to continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities, including secured, unsecured and convertible debt securities and preferred stock, or issuances of common equity. For flexibility, we maintain a universal shelf registration statement that allows for the public offering and sale of our debt securities, common stock, preferred stock and warrants to purchase such securities in an amount up to $500,000 less issuances to date. We may from time to time issue securities pursuant to the shelf registration statement or otherwise pursuant to private offerings. The issuance of debt or equity securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Revolving Credit Facility

        On June 25, 2009, we completed a first closing on an expanded $250,000 syndicated revolving credit facility (the "Facility"). The Facility included an accordion feature which allowed the Facility to accept up to an aggregate total of $250,000 of commitments for which we had $210,000 of commitments from six lenders when the Facility was renegotiated. The revolving period of the Facility extended through June 2010, with an additional one year amortization period after the completion of the revolving period.

        On June 11, 2010, we closed an extension and expansion of our revolving credit facility with a syndicate of lenders (the "Syndicated Facility"). The lenders have extended commitments of $285,000 under the Syndicated Facility as of December 31, 2010. On November 1, 2010 and December 10, 2010, lender commitments increased to $260,000 and $285,000, respectively. The Syndicated Facility includes an accordion feature which allows the facility to be increased to up to $300,000 of commitments in the aggregate to the extent additional or existing lenders commit to increase the commitments. We will seek to add additional lenders in order to reach the maximum size; although no assurance can be given we will be able to do so. As we make additional investments which are eligible to be pledged under the Syndicated Facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. The revolving period of the Syndicated Facility extends through June 2012, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due if required by the lenders.

        As of December 31, 2010 and June 30, 2010, we had $242,890 and $180,678 available to us for borrowing under our Syndicated Facility, of which zero and $100,300 was outstanding, respectively. The Syndicated Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As we make additional investments which are eligible to be pledged under the Syndicated Facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. At December 31, 2010, the investments used as collateral for the Syndicated Facility had an aggregate market value of $607,021, which represents 67.2% of net assets. Prospect Capital Funding, LLC, our wholly-owned subsidiary, holds $546,425 of these investments at market value as of December 31, 2010. The release of any assets from Prospect Capital Funding, LLC requires the approval of Rabobank as facility agent.

        Interest on borrowings under the Syndicated Facility was one-month LIBOR plus 250 basis points prior to June 25, 2009, increasing to one-month LIBOR plus 400 basis points, subject to a minimum LIBOR floor of 200 basis points for the period from June 26, 2009 to June 10, 2010 and thereafter. The maintenance of this facility requires us to pay a fee for the amount not drawn upon. Prior to June 25, 2009, this fee was assessed at the rate of 37.5 basis points per annum of the amount of that unused portion. For the period from June 26, 2010 to June 10, 2010, this rate increased to 100 basis points per annum. After June 11, 2010, the lenders charge a fee on the unused portion of the credit facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise.

        Concurrent with the extension of our Syndicated Facility, we wrote off $759 of the unamortized debt issue costs associated with the original credit facility, in accordance with ASC 470-50, Debt Modifications and Extinguishments.

2010 Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% Senior Convertible Notes due 2015 for net proceeds following underwriting expenses of approximately $145,200. Interest on the 2010 Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The 2010 Notes mature on December 15, 2015 unless converted earlier. The 2010 Notes are convertible into shares of Common Stock at an initial conversion rate and conversion rate at December 31, 2010 of 88.0902 shares of Common Stock per $1,000 principal amount of 2010 Notes, which is equivalent to a conversion price of approximately $11.352 per share of Common Stock, subject to adjustment in certain circumstances. The conversion rate for the 2010 Notes will be increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the 2010 Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the SEC (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the 2010 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Prior to obtaining the Guidance, we will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless we have engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the 2010 Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the 2010 Notes.

        No holder of 2010 Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their 2010 Notes upon a fundamental change at a price equal to 100% of the principal amount of the 2010 Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such 2010 Notes through and including the maturity date.

        For the period from December 21, 2010 (the date of issuance of the 2010 Notes) to December 31, 2010, we recorded $280 of interest costs and amortization of financing costs as interest expense.

        During the six months ended December 31, 2010, we raised $177,718 of additional equity, net of offering costs, by issuing 18,494,476 shares of our common stock below net asset value diluting shareholder value by $0.11 per share.

        The following table shows the calculation of net asset value per share as of December 31, 2010 and June 30, 2010:

	As of December 31, 2010		As of June 30, 2010
Net Assets	$903,190		$711,424
Shares of common stock outstanding	88,115,382		69,086,862

Net asset value per share	$10.25	(1)	$10.30

(1)
Our most recently estimated NAV per share is $10.15 on an as adjusted basis solely to give effect to our issuance of common shares on January 31, 2011 in connection with our dividend reinvestment plan and dividends of $0.101125 per share with a January 31, 2011 record date, versus $10.25 determined by us as of December 31, 2010. NAV as of February 9, 2011 may be higher or lower than $10.15 based on potential changes in valuations and earnings since December 31, 2010. Our Board of Directors has not yet determined the fair value of portfolio investments subsequent to December 31, 2010. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from an independent valuation firm, our Investment Advisor and the audit committee of our Board of Directors.

        At December 31, 2010, we had 88,115,382 shares of our common stock issued and outstanding.

Results of Operations

        Net increase (decrease) in net assets resulting from operations for the three months ended December 31, 2010 and 2009 was $31,940 and ($14,520), respectively, representing $0.38 and ($0.25) per weighted average share, respectively. During the three months ended December 31, 2010, we experienced net unrealized and realized gains of $12,861 or approximately $0.15 per weighted average share primarily from significant write-ups of our investments in Biotronic, Fischbein, Iron Horse, Maverick, NRG and R-V, and our sale of Miller common stock for which we realized a gain of $5,415. These instances of appreciation were partially offset by unrealized depreciation in H&M, ICS, Stryker and Wind River. During the three months ended December 31, 2009, we experienced net unrealized and realized losses of $33,778 or approximately $0.59 per weighted average share due primarily to the impairment of Yatesville (See Investment Valuations for further discussion.). The $51,228 realized loss for Yatesville was partially offset by write-ups of our investments in Ajax, Coalbed, Deb Shops, H&M, NRG, R-V and Wind River.

        Net increase (decrease) in net assets resulting from operations for the six months ended December 31, 2010 and 2009 was $57,520 and ($20,898), respectively, representing $0.73 and ($0.39) per weighted average share, respectively. During the six months ended December 31, 2010, we experienced net unrealized and realized gains of $17,446 or approximately $0.22 per weighted average share primarily from significant write-ups of our investments in AIRMALL, Ajax, Copernicus, Fischbein, Iron Horse and Maverick, and our sale of Miller common stock for which we realized a gain of $5,415. These instances of unrealized appreciation were partially offset by unrealized depreciation in H&M, ICS, NRG, Stryker and Wind River. During the six months ended December 31, 2009, we experienced net unrealized and realized losses of $52,474 or approximately $0.97 per weighted average share due primarily due to the impairment of Yatesville.

        While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate as these companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income

        We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and amortized loan origination fees on the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies' assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.

        Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including settlement of net profits interests, overriding royalty interests and structuring fees, was $33,300 and $31,801 for the three months ended December 31, 2010 and December 31, 2009, respectively. Investment income was $68,512 and $53,318 for the six months ended, December 31, 2010 and December 31, 2009, respectively. Investment income for the three and six months ended December 31, 2009 included income from the Patriot acquisition, for which we recognized a gain from the acquisition of $8,632 and accelerated purchase discount accretion of $4,560. There was no acceleration recorded during the three months ended December 31, 2010, and $2,728 of accelerated purchase discount recorded during the six months ended December 31, 2010. Pro-forma for these adjustments our total investment income would have been $46,492 and $78,976 for the three and six months ended December 31, 2010, respectively. The primary driver of the increase in investment income is the deployment of additional capital in revenue-producing assets through increased origination and a full period benefit of the assets acquired in the Patriot acquisition. This increase is partially offset by a decline in dividend income from GSHI. The following table describes the various components of investment income and the related levels of debt investments:

	For the Three Months Ended December 31,		For the Six Months Ended December 31,
	2010	2009	2009	2009
Interest income	$27,362	$18,539	$56,283	$33,374
Dividend income	3,371	4,170	5,565	10,388
Other income	2,567	9,092	6,664	9,556

Total investment income	$33,300	$31,801	$68,512	$53,318

Average debt principal of investments	$898,234	$571,809	$881,155	$535,069

Weighted-average interest rate earned	11.92%	12.86%	12.50%	12.37%

        Average interest income producing assets have increased from $571,809 for the three months ended December 31, 2009 to $898,674 for the three months ended December 31, 2010. The average yield on interest bearing assets decreased from 12.86% for the three months ended December 31, 2009 to 11.92% for the three months ended December 31, 2010. This decrease is primarily due to the Patriot acquisition, for which we recognized purchase discount accretion of $5,320 and $1,305 during the three months ended December 31, 2009 and December 31, 2010, respectively. The discount accretion for the three months ended December 31, 2009 includes $4,560 of accelerated accretion from early repayments of ADAPCO, Inc., Quartermaster, Inc. and Aylward Enterprises, LLC. There were no early repayments resulting in accelerated accretion during the three months ended December 31, 2010.

        Investment income is also generated from dividends and other income. Dividend income has declined from $4,170 to $3,371 for the three months ended December 31, 2009 and December 31, 2010 and from $10,388 to $5,565 for the six months ended December 31, 2009 and December 31, 2010, respectively. The decrease in dividend income is primarily attributable to the level of dividends received from our investment in GSHI. We received dividends from GSHI of $4,000 and $2,100 during the three months ended December 31, 2009 and December 31, 2010, respectively. We received dividends from GSHI of $10,000 and $3,850 during the six months ended December 31, 2009 and December 31, 2010, respectively.

        Other income has come primarily from structuring fees, overriding royalty interests, and settlement of net profits interests. Income from other sources, excluding the gain on the Patriot acquisition, increased from $460 for the three months ended December 31, 2009 to $2,567 for the three months ended December 31, 2010. This $2,107 increase is primarily due to $2,227 of structuring fees recognized during the three months ended December 31, 2010 related to American Gilsonite, Jordan, Royal, Snacks Holding Corporation and VPSI as origination efforts increased. During the three months ended December 31, 2009 we recognized $8 of structuring fees. Comparing the six months ended December 31, 2009 to the six months ended December 31, 2010, other income increased from $924 to $6,664. This $5,740 increase is primarily due to $5,675 of structuring fees recognized during the six months ended December 31, 2010 primarily related to AIRMALL, American Gilsonite, Jordan, Progrexion, Royal, Snacks Holding Corporation, and VPSI. During the three months ended December 31, 2009 we recognized $13 of structuring fees. In addition, during the three and six months ended December 31, 2009 we recognized a gain from the Patriot acquisition of $8,632, which was included in other income.

Operating Expenses

        Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), borrowing costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate our Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our Administration Agreement with Prospect Administration. Operating expenses were $14,220 and $12,543 for the three months ended December 31, 2010 and December 31, 2009, respectively. Operating expenses were $28,437 and $21,742 for the six months ended December 31, 2010 and December 31, 2009, respectively.

        The base investment advisory expenses were $4,903 and $3,176 for the three months ended December 31, 2010 and December 31, 2009, respectively. The base investment advisory expenses were $9,179 and $6,385 for the six months ended December 31, 2010 and December 31, 2009, respectively. This increase is directly related to our growth in total assets. For the three months ended December 31, 2010 and December 31, 2009, we incurred $4,769 and $4,816, respectively, of income incentive fees. For the six months ended December 31, 2010 and December 31, 2009, we incurred $10,018 and $7,896, respectively, of income incentive fees. The $2,122 increase in the income incentive fee for the respective six-month period is driven by an increase in pre-incentive fee net investment income from $39,472 for the six months ended December 31, 2009 to $50,093 for the six months ended December 31, 2010, primarily due to an increase in interest income from a larger asset base. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

        During the three and six months ended December 31, 2010, we incurred $2,261 and $4,522, respectively, of expenses related to our Syndicated Facility and 2010 Notes. This compares with expenses of $1,995 and $3,369 incurred during the three and six months ended December 31, 2009, respectively. These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken during those quarters. The table below describes the various expenses of our Syndicated Facility and 2010 Notes and the related indicators of leveraging capacity and indebtedness during these periods.

	For the Three Months Ended December 31,		For the Six Months Ended December 31,
	2010	2009	2010	2009
Interest on borrowings	$512	$266	$1,461	$393
Amortization of deferred financing costs	1,144	1,282	2,134	2,106
Commitment and other fees	605	447	927	870

Total	$2,261	$1,995	$4,522	$3,369

Weighted-average debt outstanding	$41,139	$17,609	$64,249	$13,003

Weighted-average interest rate on borrowings	4.87%	6.00%	4.45%	6.00%

Facility amount at beginning of period	$240,000	$195,000	$210,000	$195,000

        The decrease in our interest rate from 2009 to 2010 is primarily the result of the closing of our current facility on June 11, 2010. At that time, the borrowing rate and LIBOR floor decreased by 75 basis points and 100 basis points, respectively. The higher interest rate during the three months ended December 31, 2010 versus the six months then ended reflects the issuance of 2010 Notes on December 21, 2010.

        As our asset base has grown and we have added complexity to our capital raising activities, due, in part, to our assumption of the sub-administration role from Vastardis, we have commensurately increased the size of our administrative and financial staff, accounting for a significant increase in the overhead allocation from Prospect Administration. Over the last year, Prospect Administration has kept its staffing levels relatively constant along with the costs passed through. As our portfolio continues to grow, we expect to increase the size of our administrative and financial staff on a basis that provides increasing returns to scale. However, initial investments in administrative and financial staff may not provide returns to scale immediately, perhaps not until the portfolio increases to a greater size. Other allocated expenses from Prospect Administration will increase along with the increase in staffing and asset base.

        Total operating expenses, net of investment advisory fees and interest costs ("Other Operating Expenses"), were $2,287 and $2,556 for the three months ended December 31, 2010 and 2009, respectively. Other Operating Expenses were $4,718 and $4,092 for the six months ended December 31, 2010 and 2009, respectively. The $626 increase in Other Operating Expenses for the respective six-month period is primarily due to the increased size of our portfolio, for which we have incurred higher costs for legal and valuation services and administrative expenses.

Net Investment Income, Net Realized Gains, Increase (Decrease) in Net Assets from Net Change in Unrealized Appreciation (Depreciation) and Net Increase (Decrease) in Net Assets Resulting from Operations

        Net investment income represents the difference between investment income and operating expenses. Our net investment income ("NII") was $19,080 and $19,258 for the three months ended December 31, 2010 and December 31, 2009, respectively, or $0.23 per share and 0.33 per share, respectively. Our NII was $40,075 and $31,576 for the six months ended December 31, 2010 and December 31, 2009, respectively, or $0.51 per share and 0.59 per share, respectively. The primary source of the higher NII per share in 2009 is our recognition of a gain on the Patriot acquisition of $8,632 in December 2009. Also affecting NII per share is the accelerated accretion of original purchase discounts of $4,560 which were recognized in the quarter ended December 31, 2009. During the quarter ended September 30, 2010, we recognized $2,728 of accelerated accretion of original purchase discounts. No accelerated accretion of original purchase discounts was recognized in the quarter ended December 31, 2010. If these two sources of adjustment to NII per share were removed and adjustments made for the effects on advisory fees, NII per share would have been $0.23 per share and $0.15 per share for the three months ended December 31, 2010 and 2009, respectively, and $0.48 per share and $0.39 per share for the six months ended December 31, 2010 and 2009, respectively. We anticipate NII per share will increase as we utilize prudent term leverage to finance our growth.

        Net realized gains (losses) were $4,489 and ($51,229) for the three months ended December 31, 2010 and December 31, 2009, respectively. Net realized gains (losses) were $5,016 and ($51,229) for the six months ended December 31, 2010 and December 31, 2009, respectively. The net realized gain for the three and six months ended December 31, 2010 was due primarily to the sale of our common stock in Miller. The net realized loss of $51,229 for the three months ended December 31, 2009 was due primarily to the impairment of Yatesville. See Investment Valuations for further discussion.

        Net increase in net assets from changes in unrealized appreciation (depreciation) was $8,371 and $17,451 for the three months ended December 31, 2010 and December 31, 2009, respectively. For the three months ended December 31, 2010, the $8,371 increase in net assets from the net change in unrealized appreciation (depreciation) was driven by significant write-ups of our investments in Biotronic, Fischbein, Iron Horse, Maverick, Miller, NRG and R-V. These instances of unrealized appreciation were partially offset by unrealized depreciation in H&M, ICS, Stryker and Wind River. For the three months ended December 31 2009, the $17,451 increase in net assets from the net change in unrealized appreciation (depreciation) was driven primarily by write-ups of our investments in Ajax, Coalbed, Deb Shops, H&M, NRG, R-V and Wind River.

        Net increase in net assets from changes in unrealized appreciation (depreciation) was $12,429 and ($1,245) for the six months ended December 31, 2010 and December 31, 2009, respectively. For the six months ended December 31, 2010, the $12,429 increase in net assets from the net change in unrealized appreciation (depreciation) was driven by significant write-ups of our investments in Airmall, Ajax, Copernicus, Fischbein, Iron Horse, Maverick and Miller. These instances of unrealized appreciation were partially offset by unrealized depreciation in H&M, ICS, NRG, Stryker and Wind River.

Financial Condition, Liquidity and Capital Resources

        For the six months ended December 31, 2010 and December 31, 2009, our operating activities (used) provided ($176,337) and $155,128 of cash, respectively. Investing activities used $106,586 of cash during the six months ended December 31, 2009. Financing activities provided $179,275 and $54,640 of cash during the six months ended December 31, 2010 and December 31, 2009, respectively, which included the payments of dividends of $41,483 and $36,469, during the six months ended December 31, 2010 and December 31, 2009, respectively.

        Our primary uses of funds have been to continue to invest in our investments in portfolio companies, to add new companies to our investment portfolio, to acquire Patriot, to repay outstanding borrowings and to make cash distributions to holders of our common stock.

        We have and expect to continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. During the six months ended December 31, 2010, we borrowed $180,500 and made repayments totaling $280,800 under our revolving credit facility. As of December 31, 2010, we had no outstanding borrowings on our revolving credit facility and $150,000 outstanding on our 2010 Notes (See Note 6 to our consolidated financial statements.)

        On March 4, 2010, our Registration Statement on Form N-2 was declared effective by the SEC. Under this Shelf Registration Statement, we can issue up to $257,676 of additional equity securities as of December 31, 2010.

        We also continue to generate liquidity through public and private stock offerings. On July 7, 2009 we completed a public stock offering for 5,175,000 shares of our common stock at $9.00 per share, raising $46,575 of gross proceeds. On August 20, 2009 and September 24, 2009, we issued 3,449,686 shares and 2,807,111 shares, respectively, of our common stock at $8.50 and $9.00 per share, respectively, in private stock offerings, raising $29,322, and $25,264 of gross proceeds, respectively. Concurrent with the sale of these shares, we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the shares. Under the terms and conditions of the registration rights agreement, we filed with the SEC a post-effective amendment to the registration statement on Form N-2 on November 6, 2009. Such amendment was declared effective by the SEC on November 9, 2009.

        On March 17, 2010, we established an at-the-market program through which we sold shares of our common stock. An at-the-market offering is a registered offering by a publicly traded issuer of its listed equity securities selling shares directly into the market at market prices. We engaged two broker-dealers to act as agents and sell our common stock directly into the market over a period of time. We paid a 2% commission to the broker-dealer on shares sold. Through this program we issued 8,000,000 shares of our common stock at an average price of $10.90 per share, raising $87,177 of gross proceeds, from March 23, 2010 through July 21, 2010.

        On July 19, 2010, we established a second at-the-market program, as we had sold all the shares authorized in the original at-the-market program. We engaged three broker-dealers to act as potential agents and sell our common stock directly into the market over a period of time. We paid a 2% commission to the broker-dealer on shares sold. Through this program we issued 6,000,000 shares of our common stock at an average price of $9.73 per share, raising $58,403 of gross proceeds, from July 22, 2010 through September 28, 2010.

        On September 24, 2010, we established a third at-the-market program, as we had sold all the shares authorized in the preceding programs, through which we may sell, from time to time and at our discretion, 6,000,000 shares of our common stock. We engaged three broker-dealers to act as potential agents and sell our common stock directly into the market over a period of time. We currently pay a 2% commission to the broker-dealer on shares sold. Through this program we issued 5,231,956 shares of our common stock at an average price of $9.86 per share, raising $51,597 of gross proceeds, from September 29, 2010 through November 3, 2010.

        On November 10, 2010, we established a fourth at-the-market program, as we had sold all the shares authorized in the preceding programs, through which we may sell, from time to time and at our discretion, 9,750,000 shares of our common stock. We engaged three broker-dealers to act as potential agents and sell our common stock directly into the market over a period of time. We currently pay a 2% commission to the broker-dealer on shares sold. Through this program we issued 4,513,920 shares of our common stock at an average price of $10.00 per share, raising $45,147 of gross proceeds, from November 16, 2010 through December 15, 2010.

        Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 100,000,000 to 200,000,000 in the aggregate. The amendment became effective August 31, 2010.

Off-Balance Sheet Arrangements

        At December 31, 2010, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.

Quantitative and Qualitative Disclosures about Market Risk

        We are subject to financial market risks, including changes in interest rates and equity price risk. At December 31, 2010, most of the loans in our portfolio bore interest at fixed interest rates. Several of our floating rate loans have floors which have effectively converted the loans to fixed rate loans in the current interest rate environment. At December 31, 2010, the principal value of loans totaling $9,925 bear interest at floating rates.

        If we continue to invest in fixed rate loans, we may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. During the three months ended December 31, 2010, we did not engage in interest rate hedging activities.

REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

        Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2010. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company's internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.

        Management performed an assessment of the effectiveness of the Company's internal control over financial reporting as of June 30, 2010 based upon criteria in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment, management determined that the Company's internal control over financial reporting was effective as of June 30, 2010 based on the criteria on Internal Control — Integrated Framework issued by COSO. There were no changes in our internal control over financial reporting during the quarter ended June 30, 2010 that have materially affected, or are reasonably likely to affect, our internal control over financial reporting.

        Our management's assessment of the effectiveness of our internal control over financial reporting as of June 30, 2010 has been audited by our independent registered public accounting firm, as stated in their report which appears in the 10-K.

USE OF PROCEEDS

        Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. A supplement to this prospectus relating to each offering will provide additional detail, to the extent known at the time, regarding the use of the proceeds from such offering including any intention to utilize proceeds to pay expenses in order to avoid sales of long-term assets.

        We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we expect that there will be several offerings pursuant to this prospectus; we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See "Regulation — Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS

        Our annual report on Form l0-K for the year ended June 30, 2010, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation including this prospectus may contain forward looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, which involve substantial risks and uncertainties. Forward looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes" and "scheduled" and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  our future operating results,

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  our business prospects and the prospects of our portfolio companies,

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  the impact of investments that we expect to make,

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  the dependence of our future success on the general economy and its impact on the industries in which we invest,

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  the ability of our portfolio companies to achieve their objectives,

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  difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

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  the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

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  adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

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  a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

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  our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

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  the adequacy of our cash resources and working capital;

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  the timing of cash flows, if any, from the operations of our portfolio companies;

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  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

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  authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the SEC, Internal Revenue Service, NASDAQ, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus and in our filings with the SEC.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS

        We have paid and intend to continue to distribute monthly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the monthly distributions may from time to time be paid out of our capital rather than from earnings for the period as a result of our deliberate planning or by accounting reclassifications.

        In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we are required to distribute with respect to each calendar year by January 31 of the following year an amount at least equal to the sum of

  •
  98% of our ordinary income for the calendar year,

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  98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

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  any ordinary income and net capital gains for preceding years that were not distributed during such years.

        In December 2008, our Board of Directors elected to retain excess profits generated in the quarter ended September 30, 2008 and pay a 4% excise tax on such retained earnings. We paid $533,000 for the excise tax with the filing of our tax return in March 2009. No such election was made in December 2009.

        In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan." The tax consequences of distributions to stockholders are described under the label "Material U.S. Federal Income Tax Considerations." To the extent prudent and practicable, we intend to declare and pay dividends on a monthly basis.

        With respect to the distributions paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to stockholders. During the fiscal year ended June 30, 2009, we recorded total dividends of approximately $56.1 million. For the fiscal year ended June 30, 2010, we recorded total distributions of approximately $81.5 million. On June 18, 2010, we announced a change in dividend policy from quarterly to monthly dividends. For the first and second quarters of the fiscal year ending June 30, 2011, we recorded total distributions of approximately $48.8 million.

        Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

        The following table reflects the distributions per share that we have declared on our common stock to date. In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment.

Declaration Date	Record Date	Pay Date	Rate	Amount
				(In thousands)
2/8/2011	4/29/2011	5/31/2011	$0.101200	*
2/8/2011	3/31/2011	4/29/2011	0.101175	*
2/8/2011	2/28/2011	3/31/2011	0.101150	$8,930
11/8/2010	1/31/2011	2/28/2011	0.101125	8,919
11/8/2010	12/31/2010	1/31/2011	0.101000	8,900
11/8/2010	11/30/2010	12/31/2010	0.100875	8,668
8/26/2010	10/29/2010	11/30/2010	0.100750	8,346
8/26/2010	9/30/2010	10/29/2010	0.100625	7,889
6/18/2010	8/31/2010	9/30/2010	0.10050	7,620
6/18/2010	7/30/2010	8/31/2010	0.10025	7,330
6/18/2010	6/30/2010	7/30/2010	0.10000	6,909
3/18/2010	3/31/2010	4/23/2010	0.41000	26,403
12/17/2009	12/31/2009	1/25/2010	0.40875	25,894
9/28/2009	10/8/2009	10/19/2009	0.40750	22,279
6/23/2009	7/8/2009	7/20/2009	0.40625	19,548
3/24/2009	3/31/2009	4/20/2009	0.40500	12,671
12/19/2008	12/31/2008	1/19/2009	0.40375	11,966
9/16/2008	9/30/2008	10/16/2008	0.40250	11,882
6/19/2008	6/30/2008	7/16/2008	0.40125	11,845
3/6/2008	3/31/2008	4/16/2008	0.40000	10,468
12/8/2007	12/28/2007	1/7/2008	0.39500	9,370
9/6/2007	9/19/2007	9/28/2007	0.39250	7,830
6/14/2007	6/22/2007	6/29/2007	0.39000	7,753
3/14/2007	3/23/2007	3/30/2007	0.38750	7,667
12/15/2006	12/29/2006	1/5/2007	0.38500	7,264
7/31/2006	9/22/2006	9/29/2006	0.38000	4,858
6/14/2006	6/23/2006	6/30/2006	0.34000	2,401
3/15/2006	3/24/2006	3/31/2006	0.30000	2,117
12/12/2005	12/22/2005	12/29/2005	0.28000	1,975
9/15/2005	9/22/2005	9/29/2005	0.20000	1,411
4/21/2005	6/10/2005	6/30/2005	0.15000	1,058
2/9/2005	3/11/2005	3/31/2005	0.12500	882
11/11/2004	12/10/2004	12/30/2004	0.10000	706

Since Inception				$281,759

*
Not yet determinable

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of December 31, 2010.

Credit Facility	Total Amount Outstanding(1)	Asset Coverage per Unit(2)		Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Fiscal 2011 (as of December 31, 2010, unaudited)	$—	$	N/A	—	—
Fiscal 2010 (as of June 30, 2010)	100,300		8,093	—	—
Fiscal 2009 (as of June 30, 2009)	124,800		5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167		5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—		N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500		4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—		N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—		N/A	—	—

2010 Notes
Fiscal 2011 (as of December 31, 2010, unaudited)	$150,000	$7,021	—	—

(1)
Total amount of each class of senior securities outstanding at the end of the period presented (in 000's).

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)
This column is inapplicable.

(4)
This column is inapplicable.

        On February 21, 2011, the Company issued 172,500,000 Notes at a price of $1,000 per Note. Assuming a constant level for other liabilities from December 31, 2010 to March 31, 2011 and a total unaudited capitalization of the Company, as adjusted for issuances made after December 31, 2010, of $1,225,690,000, the asset coverage per unit of the 2010 Notes and the 2011 Notes combined would have been $3,801. For the March 31, 2011 estimate, we assume that there remained $322.5 million of Notes outstanding. The involuntary liquidation preference per unit is inapplicable to the Notes. The unaudited March 31, 2011 information is given for illustrative purposes only and does not necessarily indicate what the actual capitalization or asset coverage per unit will be as of March 31, 2011.

PRICE RANGE OF COMMON STOCK

        Our common stock is quoted on The NASDAQ Global Select Market under the symbol "PSEC." The following table sets forth, for the periods indicated, our NAV per share of common stock and the high and low sales prices per share of our common stock as reported on The NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV per share. There can be no assurance, however, that such premium or discount, as applicable, to NAV per share will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV per share. In the past, our common stock has traded at a discount to our NAV per share. The risk that our common stock may continue to trade at a discount to our N AV per share is separate and distinct from the risk that our NAV per share may decline.

	Stock Price				Premium (Discount) of High to NAV	Premium (Discount) of Low to NAV
							Dividend Declared
	NAV(1)		High(2)	Low(2)
Twelve Months Ending June 30, 2008
First quarter	$15.08		$18.68	$14.16	23.9%	(6.1)%	$0.3925
Second quarter	14.58		17.17	11.22	17.8%	(23.0)%	0.395
Third quarter	14.15		16.00	13.55	13.1%	(4.2)%	0.400
Fourth quarter	14.55		16.12	13.18	10.8%	(9.4)%	0.40125
Twelve Months Ending June 30, 2009
First quarter	$14.63		$14.24	$11.12	(2.7)%	(24.0)%	$0.4025
Second quarter	14.43		13.08	6.29	(9.4)%	(56.4)%	0.40375
Third quarter	14.19		12.89	6.38	(9.2)%	(55.0)%	0.405
Fourth quarter	12.40		10.48	7.95	(15.5)%	(35.9)%	0.40625
Twelve Months Ending June 30, 2010
First quarter	$11.11		$10.99	$8.82	(1.1)%	(20.6)%	$0.4075
Second quarter	10.10		12.31	9.93	21.9%	(1.7)%	0.40875
Third quarter	10.12		13.20	10.45	30.4%	3.3%	0.410
Fourth quarter	10.30		12.20	9.65	18.4%	(6.3)%	0.10
Twelve Months Ending June 30, 2011
First quarter	$10.24		$10.00	$9.18	(2.3)%	(10.4)%	$0.301375	(5)
Second quarter	10.25		10.86	9.69	6.0%	(5.5)%	0.302625	(5)
Third quarter (to March 11, 2011)	(3	)(4)	12.33	10.72	(4)	(4)	(5)

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares of our common stock at the end of each period.

(2)
The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)
Our most recently estimated NAV per share is $10.05 on an as adjusted basis solely to give effect to our distributions with record dates of January 31, 2011 and February 28, 2011 and our issuance of common stock on January 31, 2011 and February 28, 2011 in connection with our dividend reinvestment plan versus $10.25 determined by us as of December 31, 2010. NAV per share as of March 31, 2011, may be higher or lower than $10.05 based on potential changes in valuations and earnings for the quarter then ended.

(4)
NAV has not yet been finally determined for any day after December 31, 2010.

(5)
In June 2010, we changed our distribution policy from a quarterly payment to a monthly payment.

In August 2010, we announced the declaration of two monthly distributions as follows:

$0.100625 per share for September 2010 to holders of record on September 30, 2010 with a payment date of October 29, 2010; and

$0.100750 per share for October 2010 to holders of record on October 24, 2010 with a payment date of November 30, 2010.

In November 2010, we announced the declaration of three additional monthly distributions as follows:

$0.100875 per share for November 2010 to holders of record on November 30, 2010 with a payment date of December 31, 2010;

$0.101000 per share for December 2010 to holders of record on December 31, 2010 with a payment date of January 31, 2011; and

$0.101125 per share for January 2011 to holders of record on January 31, 2011 with a payment date of February 28, 2011.

In February 2011, we announced the declaration of three additional monthly distributions as follows:

$0.101150 per share for February 2011 to holders of record on February 28, 2011 with a payment date of March 31, 2011;

$0.101175 per share for March 2011 to holders of record on March 31, 2011 with a payment date of April 29, 2011; and

$0.101200 per share for April 2011 to holders of record on April 29, 2011 with a payment date of May 31, 2011.

On March 11, 2011, the last reported sales price of our common stock was $11.81 per share.

As of March 11, 2011, we had approximately 65 stockholders of record.

        The below table sets forth each class of our outstanding securities as of March 11, 2011.

Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding
Common Stock	200,000,000	0	88,282,558

BUSINESS

General

        We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financing and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

        Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702. Our investment adviser is Prospect Capital Management LLC.

        On July 27, 2004, we completed our initial public offering, or IPO, and sold 7 million shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. An additional 55,000 shares were issued through the exercise of an over-allotment option with respect to the IPO on August 27, 2004. Since the IPO and the exercise of the related over-allotment option, we have made 17 other common stock share offerings and six related over-allotment options resulting in the issuance of 70,046,823 shares at prices ranging from $7.75 to $17.70. We issued the 2010 Notes on December 21, 2010 and the 2011 Notes on February 18, 2011.

  Notes

        On December 21, 2010 and February 18, 2011, the Company issued the 2010 Notes and the 2011 Notes, respectively. We refer to the 2010 Notes and the 2011 Notes collectively as the Notes. The Notes were issued only to qualified institutional investors under Rule 144A of the 1933 Act. The 2010 Notes mature on December 15, 2015 and the 2011 Notes mature on August 15, 2016, in each case unless previously converted in accordance with their terms. The Notes will be general unsecured obligations of the Company, rank equally in right of payment with the Company's existing and future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future. The Company may not redeem the Notes prior to maturity. The net proceeds from the offerings of the Notes were approximately $322.5 million which was used initially to maintain balance sheet liquidity, including repayment of debt under the Company's credit facility, investments in high quality short-term debt instruments or a combination thereof, and to make long-term investments in accordance with the Company's investment objective.

        The interest rate on the 2010 Notes is 6.25% per year, payable semiannually in arrears on June 15 and December 15 of each year, commencing June 15, 2011. Holders may convert their 2010 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 88.0902 shares of common stock per $1,000 principal amount of 2010 Notes (equivalent to an initial conversion price of approximately $11.35 per share). The conversion rate is subject to adjustment in certain events and in no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the 2010 Notes, or the "conversion rate cap," except that, to the extent the Company receives written guidance or a no-action letter from the staff of the SEC permitting it to adjust the conversion rate in certain instances without regard to the conversion rate cap, and to make the 2010 Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events of the Company without regard to the conversion rate cap it will make such adjustments without regard to the conversion rate cap and will also, to the extent that it makes any such adjustment without regard to the conversion rate cap pursuant to such written guidance or a no-action, adjust the conversion rate cap accordingly. Prior to obtaining the previously mentioned written guidance or no-action letter from the staff of the SEC, the Company will not engage in certain transactions that would result in an adjustment to the conversion rate increasing the conversion rate beyond what it would have been in the absence of such transaction unless the Company has engaged in a reverse stock split or share combination transaction such that in our reasonable best estimation, the conversion rate following the adjustment for such transaction will not be any closer to the conversion rate cap than it would have been in the absence of such transaction. At March 11, 2011, the 2010 Notes are convertible into 88.0904 shares of Common Stock, as adjusted for dividends paid in excess of $0.101125 per month after closing.

        The interest rate on the 2011 Notes is 5.50% per year, payable semiannually in arrears on February 15 and August 15 of each year, commencing August 15, 2011. Holders may convert their 2011 Notes at any time on or prior to the close of business on the business day immediately preceding the maturity date at an initial conversion rate of 78.3699 shares of common stock per $1,000 principal amount of 2011 Notes (equivalent to an initial conversion price of approximately $12.76 per share). The conversion rate is subject to adjustment in certain events.

        If the Company undergoes a "fundamental change" as described in the indenture for each of the Notes, holders may require the Company to repurchase all or part of their Notes at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest (including additional interest, if any).

        Under each indenture governing the Notes, there are certain events of default, the occurrence of which may lead to the Notes being due and payable immediately. An event of default under an indenture could have a material adverse effect on our business, financial conditions and results of operations.

Our Investment Objective and Policies

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies, and many of our investments are in energy companies. We are a non-diversified company within the meaning of the 1940 Act.

        Typically, we concentrate on making investments in companies with annual revenues of less than $500 million and enterprise values of less than $250 million. Our typical investment involves a secured loan of less than $50 million with some form of equity participation. From time to time, we acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as "target" or "middle market" companies and these investments as "middle market investments."

        We seek to maximize returns and protect risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. Our investments primarily range between approximately $5 million and $50 million each, although this investment size may vary as the size of our capital base changes.

        While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Within this 30% basket, we may also invest in debt and equity securities of companies located outside of the United States.

        Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by our Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

        We plan to hold many of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of one or more of our investments to be in our best interest.

        We have qualified and elected to be treated for U.S. Federal income tax purposes as a Registered Investment Company ("RIC") under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

        For a discussion of the risks inherent in our portfolio investments, see "Risk Factors — Risks Relating to our Investments."

Industry Sectors

        Prior to 2007, we invested primarily in industrial and energy related companies. Since then, we have widened our strategy to focus in other sectors of the economy to broaden our portfolio holdings. However, our portfolio still includes a significant amount of energy related investments. The energy industry consists of companies in the direct energy value chain as well as companies that sell products and services to, or acquire products and services from, the direct energy value chain. In this prospectus, we refer to all of these companies as "energy companies" and assets in these companies as "energy assets." The categories of energy companies in this chain are described below. The direct energy value chain broadly includes upstream businesses, midstream businesses and downstream businesses:

  •
  Upstream businesses find, develop and extract energy resources, including natural gas, crude oil and coal, which are typically from geological reservoirs found underground or offshore, and agricultural products.

  •
  Midstream businesses gather, process, refine, store and transmit energy resources and their by products in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers.

  •
  Downstream businesses include the power and electricity segment as well as businesses that process, refine, market or distribute hydrocarbons or other energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers.

Ongoing Relationships with Portfolio Companies

  Monitoring

        Prospect Capital Management monitors our portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

        Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

  •
  Assessment of success in adhering to the portfolio company's business plan and compliance with covenants;

  •
  Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

  •
  Attendance at and participation in board meetings of the portfolio company; and

  •
  Review of monthly and quarterly financial statements and financial projections for the portfolio company.

  Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

          1) each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm engaged by our Board of Directors;

          2) the independent valuation firm conducts independent appraisals and makes their own independent assessment;

          3) the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firm; and

          4) the Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the independent valuation firm and the audit committee.

        In September 2006, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Codification ("ASC" or "Codification") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning in the quarter ended September 30, 2008.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

          Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

        The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards.

        In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        In April 2009, the FASB issued ASC 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("ASC 820-10-65"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 for the three and six months ended December 31, 2009, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009. Our management does not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

        For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors — Risks relating to our business — Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

  Valuation of Other Financial Assets and Financial Liabilities

        In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1"). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We have adopted this statement on July 1, 2008 and have elected not to value some assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

The Investment Adviser

        Prospect Capital Management manages our investments as our investment adviser. Prospect Capital Management is a Delaware limited liability corporation that has been registered as an investment adviser under the Advisers Act since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on the Company's behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 44th Floor, New York, NY 10016. We depend on the diligence, skill and network of business contacts of the senior management of our Investment Adviser. We also depend, to a significant extent, on our Investment Adviser's investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser's senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of our Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under our Investment Advisory Agreement, we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management. See "Business — Management Services — Board of Directors approval of the Investment Advisory Agreement."

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Such fees would not qualify as "good income" for purposes of the 90% income test that we must meet each year to qualify as a RIC. Prospect Administration provides such managerial assistance on our behalf to portfolio companies when we are required to provide this assistance.

Staffing

        Mr. John F. Barry III, our chairman and chief executive officer, Mr. Grier Eliasek, our chief operating officer and president, and Mr. Brian H. Oswald, our chief financial officer, chief compliance officer, treasurer and secretary, comprise our senior management. Over time, we expect to add additional officers and employees.

        Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief executive officer, president, chief financial officer, chief operating officer, chief compliance officer, treasurer and secretary and their respective staffs. See "Business — Management Services — Administration Agreement."

Properties

        We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.

Legal Proceedings

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.

        We are not aware of any material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.

Management

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not "interested persons" of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.

Board Of Directors And Executive Officers

        Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors and Executive Officers

        Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016. On March 23, 2010, our Board of Directors unanimously approved William J. Gremp as a member of the Board of Directors effective April 1, 2010. Mr. Gremp replaced Mr. Graham D.S. Anderson as an independent director of the Company. Mr. Anderson resigned from the Board of Directors effective April 1, 2010. Mr. Gremp was elected as a director by our stockholders at our 2010 annual meeting.

Independent Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director(2)
William J. Gremp, 68	Director	Class II Director from 2006 to 2009; Class I Director since April 2010; Term expires 2011	Mr. Gremp was responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.	One	None
Eugene S. Stark, 53	Director	Class III Director since September 2008; Term expires 2013	Principal Financial Officer, Chief Compliance Officer and Vice President — Administration of General American Investors Company, Inc. from May 2005 to present.	One	None
Andrew C. Cooper,49	Director	Class II Director since February 2009; Term expires 2012
			Mr. Cooper is an entrepreneur, who over the last 11 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Site Management, Inc., a specialty finance company focusing on cell site easements, and Executive Director of Brand Asset Digital, a digital media marketing and distribution company.	One	Unison Site Management, LLC, Brand Asset Digital, LLC and Aquatic Energy, LLC

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2011, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2012 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2013.

(2)
No director otherwise serves as a director of an investment company subject to the 1940 Act.

Interested Directors

Name and Age	Position(s) Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director(2)
John F. Barry III,(3) 59	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since June 2004; Term expires 2013	Chairman and Chief Executive Officer of the Company; Managing Director since June 2004; Managing Director of Prospect Capital Management.	One	None
M. Grier Eliasek,(3) 37	Director, President and Chief Operating Officer	Class II Director since June 2004; Term expires 2012	President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration.	One	None

(1)
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Gremp is a Class I director with a term that will expire in 2011, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2012 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2013.

(2)
No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)
Messrs. Barry and Eliasek are each considered an "interested person" under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

Information about Executive Officers who are not Directors

Name and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Brian H. Oswald, 50	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	November 2008 to present as Chief Financial Officer and October 2008 to present as Chief Compliance Officer	Joined Prospect Administration as Managing Director in June 2008. Previously Managing Director in Structured Finance Group at GSC Group (2006 to 2008) and Chief Financial Officer at Capital Trust, Inc. (2003 to 2005).

Board Leadership Structure

        The Board of Directors believes that the combined position of Chief Executive Officer of the Company and Chairman of the Board of Directors of the Company is a superior model that results in greater efficiency regarding management of the Company, reduced confusion due to the elimination of the need to transfer substantial information quickly and repeatedly between a chief executive officer and chairman, and business advantages to the Company arising from the specialized knowledge acquired from the duties of the dual roles. The need for efficient decision making is particularly acute in the line of business of the Company, whereby multiple factors including market factors, interest rates and innumerable other financial metrics change on an ongoing and daily basis. The Board of Directors has not identified a lead independent director of the Board of Directors of the Company in as much as the Board consists of only five individuals.

Director Independence

        On an annual basis, each member of our Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. Our Board of Directors has determined that each of our directors, other than Messrs. Barry and Eliasek, is independent under the 1940 Act.

Role of the Chairman and Chief Executive Officer

        As Chairman of the Board of Directors and Chief Executive Officer, Mr. Barry assumes a leading role in mid- and long-term strategic planning and supports major transaction initiatives of the Company. Mr. Barry also manages the day-to-day operations of the Company, with the support of the other executive officers. As Chief Executive Officer, Mr. Barry has general responsibility for the implementation of the policies of the Company, as determined by the Board of Directors, and for the management of the business and affairs of the Company. The Board of Directors has determined that its leadership structure, in which the majority of the directors are not affiliated with the Company, PCM or Prospect Administration, is appropriate in light of the services that PCM and Prospect Administration and their affiliates provide to the Company and the potential conflicts of interest that could arise from these relationships.

Experience, Qualifications, Attributes and/or Skills that Led to the Board's Conclusion that such Members Should Serve as Director of the Company

        The Board believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Company and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the Board.

  John F. Barry III

        The Board benefits from Mr. Barry's years of experience in the investment banking and the financial advisory industries, as well as his service on multiple boards for various companies. In addition to overseeing the Company, Mr. Barry has served on the boards of directors of private and public companies, including financial services, financial technology and energy. Mr. Barry also managed an investment bank, focusing on private equity and debt financing for energy and other companies, and was the founding member of the project finance group at Merrill Lynch & Co. The Board also benefits from Mr. Barry's past experience as a corporate securities lawyer at a premiere United States law firm, advising energy companies and their commercial and investment bankers. Mr. Barry is also chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry's longstanding service as Chairman and Chief Executive Officer of the Company and as a Managing Director of PCM and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

  M. Grier Eliasek

        Mr. Eliasek brings to the Board business leadership and experience and knowledge of senior loan, mezzanine, bridge loan, private equity and venture capital investments, as well as a knowledge of diverse management practices. Mr. Eliasek is the President and Chief Operating Officer of the Company and a Managing Director of PCM and Prospect Administration. He is also responsible for leading the origination and assessment of investments for the Company. Mr. Eliasek serves on the board of directors of Gas Solutions Holdings, Inc., a gas gathering and processing company in East Texas, which helps provide the Company's Board with an in-depth knowledge of the management of companies in which the Company invests. The Board also benefits from Mr. Eliasek's experience as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries, by providing the Company with unique views on investment and management issues. At Bain & Company, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations, and improved operational performance for Bain & Company clients. Mr. Eliasek's longstanding service as Director, President and Chief Operating Officer of the Company and as a Managing Director of PCM and Prospect Administration provide him with a specific understanding of the Company, its operation, and the business and regulatory issues facing the Company.

  Andrew C. Cooper

        Mr. Cooper's 25 years of experience in venture capital management, venture capital investing and investment banking provides the Board with a wealth of leadership, business investing and financial experience. Mr. Cooper's experience as the co-founder, director and former co-CEO of Unison Site Management LLC, a leading cellular site owner with 2,000 plus cell sites which generate more than $40 million in annual cash flow, and as co-founder, CFO and VP of business development for Avesta Technologies, an enterprise, information and technology management software company bought by Visual Networks in 2000, provides the Board with the benefit of leadership and experience in finance and management. Mr. Cooper also serves on the board of Brand Asset Digital, Aquatic Energy and the Madison Square Boys and Girls Club of New York. Further, Mr. Cooper's time as a director of CSG

Systems, Protection One Alarm, LionBridge Technologies and Weblink Wireless, provides the Board with a wealth of experience and an in-depth understanding of management practices. Mr. Cooper's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  William J. Gremp

        Mr. Gremp brings to the Board a broad and diverse knowledge of business and finance as a result of his career as an investment banker, spanning over 30 years working in corporate finance and originating and executing transactions and advisory assignments for energy and utility related clients. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co.. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., and from 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. Mr. Gremp's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee.

  Eugene S. Stark

        Mr. Stark brings to the Board over 20 years of experience in directing the financial and administrative functions of investment management organizations. The Board benefits from his broad experience in financial management; SEC reporting and compliance; strategic and financial planning; expense, capital and risk management; fund administration; due diligence; acquisition analysis; and integration activities. Since May 2005, Mr. Stark's position as the Principal Financial Officer, Chief Compliance Officer and Vice President of Administration at General American Investors Company, Inc., where he is responsible for operations, compliance, and financial functions, allows him to provide the Board with added insight into the management practices of other financial companies. From January to April of 2005, Mr. Stark was the Chief Financial Officer of the Company, prior to which he worked at Prudential Financial, Inc. between 1987 and 2004. His many positions within Prudential include 10 years as Vice President and Fund Treasurer of Prudential Mutual Funds, 4 years as Senior Vice President of Finance of Prudential Investments, and 2 years as Senior Vice President of Finance of Prudential Amenities. Mr. Stark is also a Certified Public Accountant. Mr. Stark's knowledge of financial and accounting matters qualifies him to serve on the Company's Audit Committee and his independence from the Company, PCM and Prospect Administration enhances his service as a member of the Nominating and Corporate Governance Committee. Mr. Stark is also a member of Mount Saint Mary Academy's Finance Committee.

Means by Which the Board of Directors Supervises Executive Officers

        The Board of Directors is regularly informed on developments and issues related to the Company's business, and monitors the activities and responsibilities of the executive officers in various ways.

        At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provide regular updates to the members of the Board of Directors regarding the Company's business between the dates of regular meetings of the Board of Directors.

        Executive officers and other members of PCM, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board's Role in Risk Oversight

        The Company's Board of Directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors and (b) monitoring by the Company's Chief Compliance Officer, or CCO, in accordance with its compliance policies and procedures.

        The Audit Committee and the Nominating and Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee's risk oversight responsibilities include reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management's discussion and analysis; reviewing and discussing with management and the independent accountants the Company's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Nominating and Governance Committee's risk oversight responsibilities include selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management. Both the Audit Committee and the Nominating and Governance Committee consist solely of independent directors.

        The Company's Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Company's Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by the Board of Directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

        The Company believes that its Board of Director's role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a business development company, or BDC, under the 1940 Act. Specifically, as a BDC the Company must comply with certain regulatory requirements that control certain types of risk in its business and operations. For example, the Company's ability to incur indebtedness is limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in "qualifying assets." In addition, the Company elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, as amended. As a RIC, the Company must, among other things, meet certain income source and asset diversification requirements.

        The Company believes that the extent of its Board of Directors' (and its committees') role in risk oversight complements its Board's leadership structure because it allows the Company's independent directors to exercise oversight of risk without any conflict that might discourage critical review through the two fully independent board committees, auditor and independent valuation providers, and otherwise.

        The Company believes that a board's roles in risk oversight must be evaluated on a case by case basis and that the Board of Directors' practices concerning risk oversight is appropriate. However, the Company continually re-examines the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

        Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2010, our Board of Directors held eighteen Board of Director meetings, ten Audit Committee meetings, and two Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

        The Audit Committee.    The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management's discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company's annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company's quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants' engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Stark serving as chairman of the committee. The Board of Directors has determined that Mr. Stark is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Cooper, Gremp and Stark were added to the Audit Committee concurrent with their election to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.

        The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).

        In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.

        The Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee, or Nominating and Governance Committee, is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee takes into consideration the educational, professional and technical backgrounds and diversity of each nominee when evaluating such nominees to be elected to the Board of Directors. The Nominating and Governance Committee does not have a formal policy with respect to diversity. The Nominating and Governance Committee is presently composed of three persons: Messrs. Cooper, Gremp and Stark, each of whom is not an "interested person" as defined in the 1940 Act and is considered independent under applicable NASDAQ rules, with Mr. Gremp serving as chairman of the committee. Messrs. Cooper, Gremp and Stark were added to the Nominating and Governance Committee concurrent with their election to the Board of Directors on February 12, 2009, April 1, 2010 and September 4, 2008, respectively.

        The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company's Bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable Commission rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual's experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.

Corporate Governance

        Corporate Governance Guidelines.    Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

        Code of Conduct.    We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct is an exhibit to our Annual Report on Form 10-K filed with the SEC, and can be accessed via the Internet site of the SEC at http://www.sec.gov. We intend to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

        Code of Ethics.    We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.

        Internal Reporting and Whistle Blower Protection Policy.    The Company's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

        The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, New York 10016.

        The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 44th Floor, New York, New York 10016.

  Independent Directors

        The Board of Directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Cooper, Gremp and Stark are not "interested persons" as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Cooper, Gremp and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.

Proxy Voting Policies And Procedures

        We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See "Regulation — Proxy Voting Policies and Procedures."

Compensation of Directors and Officers

        The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2010. No compensation is paid to the interested directors by the Company.

Name and Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company's Expenses(1)	Total Compensation Paid to Director/ Officer
Interested Directors
John F. Barry III(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Graham D.S. Anderson(3)	$63,750	None	$63,750
Andrew C. Cooper(4)	$85,000	None	$85,000
William J. Gremp(5)	$21,250	None	$21,250
Eugene S. Stark(6)	$85,000	None	$85,000
Executive Officers
Brian H. Oswald(2)	None	None	None

(1)
We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by PCM from the income PCM receives under the management agreement between PCM and us. Mr. Oswald is compensated from the income Prospect Administration receives under the administration agreement.

(3)
Mr. Anderson resigned as a Director of the Company effective April 1, 2010.

(4)
Mr. Cooper joined our Board of Directors on February 12, 2009.

(5)
Mr. Gremp joined our Board of Directors on April 1, 2010.

(6)
Mr. Stark joined our Board of Directors on September 4, 2008.

        Effective January 12, 2009, the independent directors who serve on both committees of the Board receive an annual fee of $85,000 plus reimbursement of any reasonable out-of-pocket expenses incurred, the independent directors who serve on one committee of the Board receive an annual fee of $60,000 plus reimbursement of any reasonable out-of-pocket expenses incurred and the independent directors who do not serve on any committees of the board receive an annual fee of $11,250 per director plus reimbursement of any out-of-pocket expenses incurred. All independent directors currently serve on both committees. No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors' and officers' liability insurance on behalf of the directors and officers. Through December 31, 2009, each of the three independent directors has been paid $42,500 for the fiscal year ending June 30, 2010.

Management Services

  Investment Advisory Agreement

        We have entered into the Investment Advisory Agreement with Prospect Capital Management under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% on our gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.

        The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a "catch up" provision measured as of the end of each calendar quarter. In the three months ended December 31, 2010, we paid an incentive fee of $4.8 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7% annualized).

        We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies and to decrease if our interest and dividend income and capital gains decrease. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board of Directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which may be asserted against a portfolio company arising out of our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        The actual transfer or sale of assets by Prospect to a SPE established by Prospect and consolidated with Prospect is disregarded for purposes of calculating the incentive fee.

        The following is a calculation of the most recently paid incentive fee paid in January 2011 (for the quarter ended December 31, 2010) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$860,360
Quarterly Hurdle Rate	1.75%

Current Quarter Hurdle	$15,056

125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$18,820

Current Quarter Pre Incentive Fee Net Investment Income	$23,849

Incentive Fee — "Catch-Up"	$3,764
Incentive Fee — 20% in excess of 125% of the Current Quarter Hurdle	$1,005

Total Current Quarter Incentive Fee	$4,769

        The total base management fees earned by and paid to Prospect Capital Management during the twelve months ended June 30, 2010, June 30, 2009, and June 30, 2008 were $13.9 million, $11.9 million and $8.9 million, respectively. The total base management fees earned by and paid to Prospect Capital Management for the six months ended December 31, 2010 and December 31, 2009 were $9.2 million and $6.4 million, respectively.

        The income incentive fees were $16.8 million, $14.8 million and $11.3 million for the twelve months ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2010, June 30, 2009 and June 30, 2008. The total income incentive fees for the six months ended December 31, 2010 and December 31, 2009 were $10.0 million and $7.9 million, respectively.

        The total investment advisory fees were $30.7 million, $26.7 million and $20.2 million for the twelve months ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively. The total investment advisory fees for the six months ended December 31, 2010 and December 31, 2009 were $19.2 million and $14.3 million, respectively.

        Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred negative total return in that quarter due to realized or unrealized losses on our investments.

  Examples of Quarterly Incentive Fee Calculation

        Example 1: Income Incentive Fee(*):

  Alternative 1

  Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%

  Hurdle rate(1) = 1.75%

  Base management fee(2) = 0.50%

  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

(*)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)
Represents 7% annualized hurdle rate

(2)
Represents 2% annualized base management fee.

(3)
Excludes organizational and offering expenses.

        Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 0.55%

        Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

  Alternative 2

  Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.70%

  Hurdle rate(1) = 1.75%

  Base management fee(2) = 0.50%

  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

        Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 2%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)% = (100% × (2% - 1.75%)) + 0% = 100% × 0.25% + 0% = 0.25%

        Alternative 3

        Assumptions

        Investment income (including interest, dividends, fees, etc.) = 3%

        Hurdle rate(1) = 1.75%

        Base management fee(2) = 0.50%

        Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

        Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 2.30%

        Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × "Catch Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875)%
= (100% × (2.1875% - 1.75%)) + the greater of 0% AND
(20% × (2.30% - 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

        Example 2: Capital Gains Incentive Fee:

        Alternative 1

        Assumptions

  •
  Year 1:    $20 million investment made

  •
  Year 2:    Fair market value, or FMV of investment determined to be $22 million

(1)
Represents 7% annualized hurdle rate.

(2)
Represents 2% annualized base management fee.

(3)
Excludes organizational and offering expenses.

•
Year 3:    FMV of investment determined to be $17 million

•
Year 4:    Investment sold for $21 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    No impact

  •
  Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)

        Alternative 2

        Assumptions

  •
  Year 1:    $20 million investment made

  •
  Year 2:    FMV of investment determined to be $17 million

  •
  Year 3:    FMV of investment determined to be $17 million

  •
  Year 4:    FMV of investment determined to be $21 million

  •
  Year 5:    FMV of investment determined to be $18 million

  •
  Year 6:    Investment sold for $15 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

  •
  Year 3:    No impact

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

  •
  Year 5:    Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

  •
  Year 6:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

        Alternative 3

        Assumptions

  •
  Year 1:    $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

  •
  Year 2:    FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

  •
  Year 3:    Investment A is sold for $23 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

  •
  Year 3:    Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

        Alternative 4

        Assumptions

  •
  Year 1:    $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

  •
  Year 2:    FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

  •
  Year 3:    FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

  •
  Year 4:    FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

  •
  Year 5:    Investment A is sold for $17 million, and Investment B is sold for $23 million

        The impact, if any, on the capital gains portion of the incentive fee would be:

  •
  Year 1:    No impact

  •
  Year 2:    Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

  •
  Year 3:    Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

  •
  Year 4:    Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

  •
  Year 5:    Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

  Payment of our expenses

        All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff.

  Duration and termination

        The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was recently re-approved by the Board of Directors on June 15, 2010 for an additional one-year term expiring June 24, 2011. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk factors — Risks Relating to Our Business — We are dependent upon Prospect Capital Management's key management personnel for our future success."

  Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

        We reimbursed Prospect Administration $3.4 million, $2.9 million and $2.1 million for the twelve months ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively, for services it provided to the Company at cost.

  Indemnification

        The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management's services under the Investment Advisory Agreement or otherwise as our investment adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as our administrator.

  Board of Directors approval of the Investment Advisory Agreement

        On June 15, 2010, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 24, 2011. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment Advisory Agreement, the Board of Directors, including all of the directors who are not "interested persons," considered the following:

  •
  Nature, Quality and Extent of Services.    The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management's personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.

  •
  Investment Performance.    The Board of Directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.

  •
  The reasonableness of the fees paid to Prospect Capital Management.    The Board of Directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. The Board of Directors, on behalf of the Company, also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

  •
  Economies of Scale.    The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.

        Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not "interested persons") concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.

Portfolio Managers

        The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of Service with Company (Years)
John F. Barry III	Chairman and Chief Executive Officer	6
M. Grier Eliasek	President and Chief Operating Officer	6

        Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.

        The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of June 30, 2010.

Name	Aggregate Dollar Range of Common Stock Beneficially Owned by Prospect Capital Management
John F. Barry III	Over $100,000
M. Grier Eliasek	Over $100,000

  Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We billed $892,000, $846,000 and $1,027,000 of managerial assistance fees for the years ended June 30, 2010, June 30, 2009 and June 30, 2008 respectively, of which $247,000 and $60,000 remains on the consolidated statement of assets and liabilities as of June 30, 2010, and June 30, 2009, respectively. These fees are paid to the Administrator so we simultaneously accrue a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

  License Agreement

        We entered into a license agreement with Prospect Capital Management, pursuant to which Prospect Capital Management agreed to grant us a nonexclusive, royalty free license to use the name "Prospect Capital." Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our Chairman of the Board of Directors is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors — Risks Relating To Our Business — Potential conflicts of interest could impact our investment returns."

        In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.

        We have no intention of investing in any portfolio company in which Prospect Capital Management or any affiliate currently has an investment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        As of March 11, 2011, there were no persons that owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

        The following table sets forth, as of March 11, 2011, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address	Type of Ownership	Shares Owned	Percentage of Common Stock Outstanding(1)
Prospect Capital Management LLC(2)	Record and beneficial	1,082,581	1.23%
Zazove Associates, LLC(3)	Record and Beneficial	10,315,483	10.46%
All officers and directors as a group (6 persons)(4)	Record and beneficial	2,390,300	2.71%

(1)
Does not reflect shares of common stock reserved for issuance upon any exercise of any underwriters' overallotment option.

(2)
John F. Barry III is a control person of Prospect Capital Management.

(3)
Based upon a Schedule 13G filed with the SEC on February 28, 2011 by Zazove Associates LLC. According to the Schedule 13G, all of the shares beneficially owned by Zazove Associates LLC represent shares issuable upon the conversion of the Notes. Notwithstanding the percentage of common stock noted, each of the Notes contain a provision that limits the holders of the Notes from converting the Notes to shares of common stock of the Company to the extent such conversion would cause the holder to become a beneficial owner of more than 5.0% of the Company's outstanding common stock at the time of conversion. Percentage of common stock outstanding included the conversion of these shares in the total outstanding.

(4)
Represents shares of common stock held by Prospect Capital Management. Because John F. Barry III controls Prospect Capital Management, he may be deemed to be the beneficial owner of shares of our common stock held by Prospect Capital Management. The address for all officers and directors is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

        The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of December 31, 2010. We are not part of a "family of investment companies" as that term is defined in the 1940 Act.

Name of Director or Officer	Dollar Range of Equity Securities in the Company(1)
Independent Directors
William J. Gremp	$1 — $50,000
Andrew C. Cooper	None
Eugene S. Stark	$50,001 — $100,000
Interested Directors
John F. Barry III(2)	Over $100,000
M. Grier Eliasek	Over $100,000
Officer
Brian H. Oswald	Over $100,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Represents an indirect beneficial ownership in shares of our common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry's position as a control person of Prospect Capital Management.

PORTFOLIO COMPANIES

        The following is a listing of our portfolio companies at December 31, 2010. Values are as of December 31, 2010.

        The portfolio companies are presented in three categories: "companies more than 25% owned" are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; "companies owned 5% to 25%" are portfolio companies where Prospect directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company's Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; "companies less than 5% owned" are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of December 31, Prospect owned 100.00% of the fully diluted common equity of GSHI, 100.00% of the common equity of CCEHI, 100% of the equity of Airmall, 100% of the common equity of Borga, 40% of the fully diluted equity of C&J, 49.00% of the fully diluted common equity of Integrated, 70.4% of the fully diluted common equity of Iron Horse, 100.00% of the members unit of AWCNC, LLC, 100.00% of the common equity of Coalbed, Inc., 100.00% of the fully diluted equity of Freedom Marine Holdings Inc., 30.3% and 31.4% of Class A-1 and Class A Units of Fischbein, 79.40% of the fully diluted equity of Nupla Corporation, 80.00% of the fully diluted common equity of NRG, 74.15% of the fully diluted equity of R-V, 78.11% of the fully diluted common equity of Ajax and 100.00% of the fully diluted common equity of Yatesville. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies' Boards of Directors.

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions)	(In millions)
Companies more than 25% owned
Airmall USA, Inc.	Property management (Pennsylvania)	Senior secured debt, senior subordinated debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; convertible preferred shares; senior secured term loan, 12% due 6/30/2015; senior subordinated term loan, 12.00% plus 6.00% PIK, due 12/31/2015	13.3	42.5
Ajax Rolled Ring and Machine, Inc.	Manufacturing (South Carolina)	Senior secured debt, subordinated secured debt, convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; Convertible Preferred shares; Senior secured note Tranche A, 10.50% due 4/01/2013; Subordinated secured note Tranche B, 11.50% plus 6.00% PIK due 4/01/2013;	0.0	30.5
AWCNC, LLC	Machinery (North Carolina)	Members Units	N/A	Members units	0.0	0.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions)	(In millions)
Borga, Inc.	Manufacturing (California)	Revolving line of credit, senior secured debt, warrants and common equity	First priority lien on all assets and pledge of all stock	Warrants; common shares; Revolving line of credit, 5.00% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due; Senior secured Term Loan B, 8.50% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due; Senior secured Term Loan C, 12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due	0.0	2.4
C&J Cladding LLC	Metal services and Minerals (Texas)	Membership Interests	N/A	Membership Interests	5.2	0.0
Change Clean Energy Holdings, Inc	Biomass power (Maine)	Common equity	First priority lien on substantially all assets	Common shares	0.0	0.0
Fischbein, LLC	Machinery (North Carolina)	Senior subordinated debt and membership interests	Second priority lien on all assets and stock	Membership interests; Senior subordinated debt, 13.00% plus 3.50% PIK due 5/01/2013	11.1	2.1
Freedom Marine Services LLC	Shipping vessels (Louisiana)	Subordinated secured debt and net profit interest	Second priority lien on substantially all assets	Net profit interest, 22.50%; Subordinated secured note, 12.00% plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011	0.0	3.6
Gas Solutions Holdings, Inc.	Gas gathering and processing (Texas)	Senior and junior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 18.00% due 12/11/2016; Junior secured note, 18.00% due 12/12/2016	60.6	37.0
Integrated Contract Services, Inc.	Contracting (North Carolina)	Secured promissory note, Senior and junior secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior and junior secured notes, 7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007 past due; Senior demand note, 15.00%, in non-accrual status effective 11/1/2010 past due; Secured promissory note, 15%, in non-accrual status effective 12/22/2010, due 1/21/2011	0.0	1.3
Iron Horse Coiled Tubing, Inc.	Production services (Alberta, Canada)	Senior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, tranche 2, zero coupon, due 12/31/2016; senior secured note tranche 3, 2% due 12/31/2016	0.6	18.3

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions)	(In millions)
Manx Energy, Inc.	Oil and Gas production (Kansas)	Senior secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares senior secured note (AEH), 8%, in non-accrual status effective 1/19/2010, due 1/19/2013; senior secured note (Coalbed), 8%, in non-accrual status effective 1/19/2010, due 1/19/2013; senior secured note (Manx), 13.00%, in non-accrual status effective 1/19/2010, due 1/19/2013	0.0	4.6
NRG Manufacturing, Inc.	Manufacturing (Texas)	Senior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 16.50% due 8/31/2011	5.7	13.1
Nupla Corporation	Home & Office Furnishings, Housewares & Durable (California)	Revolving line of credit, senior secured debt, senior subordinated debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Revolving line of credit, 7.25% plus 2.00% default interest due 9/04/2012; Senior secured Term Loan A, 8.00% plus 2.00% default interest due 9/04/2012; Senior subordinated debt, 15% PIK, in non-accrual status effective 4/01/2009 due 3/04/2013	0.0	5.3
R-V Industries, Inc.	Manufacturing (Pennsylvania)	Warrants and common equity	N/A — loan repaid	Common shares; Warrants, expiring 6/30/2017	6.6	0.0
Yatesville Coal Holdings, Inc.	Mining and coal production (Kentucky)	Senior and junior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, in non-accrual status effective 1/01/2009 due 12/31/2010; Junior secured note, in non-accrual status effective 1/01/2009 due 12/31/2010	0.0	0.0
Companies 5% to 25% owned
Biotronic NeuroNetwork	Healthcare (Michigan)	Senior secured debt and preferred stock	First priority lien on substantially all assets	Preferred shares; Senior secured note, 11.50% plus 1.00% PIK due 2/21/2013	4.5	27.0
Boxercraft Incorporated	Textiles & Leather (Georgia)	Senior secured debt, subordinated secured debt preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior secured Term Loan A, 9.50% due 9/16/2013; Senior secured Term Loan B, 10.00% due 9/16/2013; Subordinated secured term loan, 12.00% plus 6.50% PIK due 3/16/2014	0.2	14.6
KTPS Holdings LLC	Textiles & Leather (Colorado)	Revolving line of credit, senior secured debt and membership interests	First priority lien on all assets and stock	Membership interests; Revolving line of credit, 10.5% due 1/31/2012; Senior secured Term Loan A, 10.50% due 1/31/2012; Senior secured Term Loan B, 12.00% due 1/31/2012; Senior secured Term Loan C 12.00% plus 12.75% PIK due 3/31/2012	0.0	8.2

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions)	(In millions)
Smart, LLC	Diversified / Conglomerate Service (New York)	Membership interests	N/A	Membership interests	0.0	0.0
Sports Helmets Holdings, LLC	Personal & Nondurable Consumer Products (New York)	Revolving line of credit, senior secured debt, senior subordinated debt and common equity	First priority lien on all assets and stock	Common shares; Revolving line of credit, 5.75% due 12/14/2013; Senior secured Term Loan A, 4.30% due 12/14/2013; Senior secured Term Loan B, 4.80% due 12/14/2013; Senior subordinated debt Series A, 12.00% plus 3.00% PIK due 6/14/2014; Senior subordinated debt Series B, 10.00% plus 5.00% PIK due 6/14/2014	2.3	17.8
Companies less than 5% owned
ADAPCO, Inc.	Ecological (Florida)	Common equity	N/A	Common shares	0.3	0.0
Aircraft Fasteners International, LLC	Machinery (California)	Revolving line of credit, senior and junior secured debt and convertible preferred stock	First priority lien on all assets and stock	Convertible preferred shares; Revolving line of credit, 9.5% due 11/01/2012; Senior secured Term Loan, 9.5% due 11/01/2012; Junior secured Term Loan, 12.00% plus 6% PIK due 5/01/2013	0.1	8.7
Allied Defense Group, Inc.	Aerospace & Defense (Virginia)	Common equity	N/A	Common shares	0.0	0.0
American Gilsonite Company	Specialty minerals (Utah)	Senior subordinated secured debt and membership interests	Second priority lien on substantially all assets	Membership interests; Senior subordinated secured note, 12.00% plus 2.50% PIK due 12/10/2016	3.2	30.0
Arrowhead General Insurance Agency, Inc.	Insurance (California)	Senior and Junior secured debt	Second perfected priority lien on substantially all assets	Senior secured term loan, 8.5%, due 8/08/2012; Junior secured Term Loan, 10.25% plus 2.50% PIK due 2/08/2013	0.0	6.5
Caleel & Hayden, LLC	Personal & Nondurable Consumer Products (Colorado)	Options and membership units	First priority lien on all assets and stock	Options; membership units	0.9	0.0
The Copernicus Group, Inc.	Healthcare (North Carolina)	Revolving line of credit, senior secured debt, senior subordinated debt and preferred stock	First priority lien on substantially all assets	Preferred shares; Revolving line of credit, 10% due 10/08/2013; Senior secured Term Loan A, 10% due 10/08/2013; Senior subordinated debt, 10% plus 10% PIK due 4/08/2014	0.8	19.7
Deb Shops, Inc.	Retail (Pennsylvania)	Second lien debt	Second priority lien on substantially all assets	Second lien note, 14% PIK in non accrual status effective 2/24/2009, due 10/23/2014	0.0	1.4
Diamondback Operating LP	Oil and gas production (Oklahoma)	Net profit interest	N/A — loan repaid.	Net profit interest, 15.00%	0.2	0.0
Dover Saddlery, Inc.	Retail (Massachusetts)	Common equity	N/A	Common shares	0.1	0.0

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions)	(In millions)
EXL Acquisition Corporation	Electronics (South Carolina)	Revolving line of credit, Senior secured debt and common equity	First priority lien on all assets and stock	Common shares; Revolving line of credit, 7.75% due 6/24/2015; Senior secured Term Loan A, 7.75% due 6/24/2015; Senior secured Term Loan B, 12% plus 2% PIK, due 12/24/2015	0.5	23.1
Fairchild Industrial Products, Co.	Electronics (North Carolina)	Preferred stock and common equity	N/A	Common shares; Preferred shares	1.1	0.0
H&M Oil & Gas LLC	Oil and gas production (Texas)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 8.00%; Senior secured note, 13.00% plus 3% PIK past due	0.6	43.0
Hoffmaster Group, Inc.	Durable Consumer Products (Wisconsin)	Second lien debt	Second priority lien on substantially all assets	Second lien term loan, 13.50% due 6/2/2017	0.0	20.4
Hudson Products Holdings, Inc.	Manufacturing (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan, 8.5% due 8/24/2015	0.0	5.2
ICON Health & Fitness, Inc.	Durable Consumer Products (Utah)	Senior secured debt	First priority lien on substantially all assets	Senior secured notes, 11.875%, due 10/15/2016	0.0	32.2
IEC Systems LP/Advanced Rig Services LLC ("ARS")	Oilfield fabrication (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured notes 12.00% plus 3.00% PIK due 11/20/2012	0.0	26.3
Jordan Healthcare Holdings, Inc.	Healthcare (Texas)	Senior Subordinated debt	Subordinated lien on substantially all assets	Senior Subordinated debt, 12.00% plus 2.50% PIK, due 6/23/2016	0.0	15.3
Label Corp Holdings, Inc.	Printing & Publishing (Nebraska)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan, 8.50% due 8/08/2014	0.0	5.4
LHC Holdings Corp.	Healthcare (Florida)	Revolving line of credit, senior secured debt, senior subordinated debt and membership interests	First priority lien on all assets and stock	Membership interests; Revolving line of credit 8.50% due 6/30/2012; Senior secured Term Loan A, 8.5% due 6/30/2012; Senior subordinated debt, 12.00% plus 2.50% PIK due 5/31/2013	0.2	5.6
Mac & Massey Holdings, LLC	Food Products (Georgia)	Senior subordinated debt and membership interests	Subordinated lien on substantially all assets	Membership interests; Senior subordinated debt, 10.00% plus 5.75% PIK due 2/10/2013	0.6	8.9
Maverick Healthcare LLC	Healthcare (Arizona)	Second lien debt, preferred units and common units	Second priority lien on substantially all assets	Common units; Preferred units; Second lien debt, 12.50% plus 3.50% PIK due 4/30/2014	4.0	13.5
Miller Petroleum, Inc.	Oil and gas production (Tennessee)	Common equity	N/A	Common shares	2.6	0.0
Northwestern Management Services, LLC	Healthcare (Florida)	Revolving line of credit, senior debt and common equity	First priority lien on all assets and stock	Common shares; Revolving line of credit, 10.5% due 7/30/15; Senior secured Term Loan A, 10.5% due 7/30/15;	0.6	18.5

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions)	(In millions)
Prince Mineral Company, Inc.	Metal Services and Minerals (New York)	Junior secured debt and senior subordinated debt	Second priority lien on substantially all assets	Junior secured Term Loan, 9% due 12/21/2012; Senior subordinated debt, 13.00% plus 2% PIK due 7/21/2013	0.0	23.5
Progrexion Holdings, LLC	Consumer Services (Utah)	Revolving line of credit, senior secured debt	First priority lien on substantially all assets	Revolving line of credit, 11.0% due 6/30/2011; Senior Secured Term Loan, 11.0%, due 12/31/2014	0.0	35.8
R-O-M Corporation	Automobile (Missouri)	Revolving line of credit, senior secured debt and senior subordinated debt	First priority lien on all assets and stock	Revolving line of credit, 4.25% due 2/08/2013; Senior Secured Term Loan A, 4.25% due 2/08/2013; Senior Secured Term Loan B, 8% due 5/08/2013; Senior subordinated debt, 12.00% plus 3.00% PIK due 8/08/2013	0.0	17.8
Royal Adhesives & Sealants, LLC	Chemicals (Indiana)	Senior Subordinated debt	Subordinated lien on substantially all assets	Senior Subordinated debt, 12.00% plus 2.00% PIK due 11/29/2016	0.0	25.0
Seaton Corp.	Business Services (Illinois)	Subordinated secured debt	Second priority lien on substantially all assets	Subordinated secured debt, 12.5% plus 2.00% PIK, due 3/14/2014	0.0	12.4
Shearer's Foods, Inc.	Food products (Ohio)	Junior secured debt and membership interests	Second priority lien on substantially all assets	Membership interests; Junior secured debt, 12% plus 3.50% PIK due 3/31/2016	7.9	37.6
Skillsoft Public Limited Company	Software and computer services (Ireland)	Subordinated unsecured debt	Unsecured	Subordinated unsecured debt, 11.125% due 6/1/2018	0.0	15.0
Snacks Holding Corporation	Food Products (Minnesota)	Senior Subordinated debt, preferred stock and warrants	Subordinated lien on substantially all assets	Warrants, expiring 11/12/2020; preferred shares; Senior Subordinated debt, 12.00% plus 1.00% PIK, due 11/12/2017	0.6	14.8
SonicWALL, Inc.	Software and computer services (California)	Subordinated secured debt	Second priority lien on substantially all assets	Subordinated secured debt 12% due 1/23/17	0.0	23.0
Stryker Energy LLC	Oil and gas production (Ohio)	Subordinated secured revolving credit facility and overriding royalty interest	Second priority lien on substantially all assets	Overriding royalty interest; Subordinated secured revolving credit facility, 12.00% plus 3% PIK due 12/01/2012	2.2	27.9
Unitek	Technical services (Pennsylvania)	Second lien debt	Second priority lien on substantially all assets	Second lien debt, 13.08% due 12/31/2013	0.0	11.5
VPSI, Inc	Transportation (Michigan)	Senior secured debt	First priority lien on substantially all assets	Senior secured note, 12.00% due 12/23/2015	0.0	18.3

Name of Portfolio Company	Nature of its Principal Business (Location)	Title and Class of Securities Held	Collateral Held	Investment Structure	Equity Securities Held, at Fair Value	Loans, at Fair Value
					(In millions)	(In millions)
Wind River Resources Corp. and Wind River II Corp.	Oil and gas production (Utah)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 5.00%; Senior secured note, 13.00% plus 3.00% default interest on principal, 16% default interest on past due interest, in non-accrual status effective 12/01/2008, past due	0.0	7.0

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

        In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

        Most of the investments in our portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see "Risk Factors — Risks Relating to Our Business — Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments."

        The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company's ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.

        As part of the fair valuation process, the independent valuation firm engaged by the Board of Directors performs a review of each debt and equity investment and provides a range of values for each investment, which, along with management's valuation recommendations, is reviewed by the Audit Committee. Management and the independent valuation firm may adjust their preliminary evaluations to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management's valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

        Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        At our 2010 annual meeting of stockholders held on December 10, 2010, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value (NAV) per share during the twelve-month period following such approval. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

        We may make sales of our common stock at prices below our most recently determined NAV per share. Pursuant to the approval of our Board of Directors, we have made such sales in the past, including under the previous equity distribution agreements, and we may continue to do so under this prospectus supplement.

        In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors considers a variety of factors including matters such as:

  •
  The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  Whether the estimated offering price would closely approximate the market value of our shares;

  •
  The potential market impact of being able to raise capital during the current financial market difficulties;

  •
  The nature of any new investors anticipated to acquire shares of common stock in the offering;

  •
  The anticipated rate of return on and quality, type and availability of investments; and

  •
  The leverage available to us.

        Our Board of Directors also considers the fact that sales of common stock at a discount will benefit our Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.

        We will not sell shares of common stock under a prospectus supplement to the registration statement (the "current registration statement") if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.05 and we have 88.3 million shares of common stock outstanding, sale of 18.7 million shares of common stock at net proceeds to us of $5.03 per share (an approximately 50% discount) would produce dilution of 8.73%. If we subsequently determined that our NAV per share increased back to $9.00 on the then 107.0 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 15.3 million shares of common stock at net proceeds to us of $4.50 per share, which would produce dilution of 6.27%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

        Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

  •
  existing shareholders who do not purchase any shares of common stock in the offering;

  •
  existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and

  •
  new investors who become shareholders by purchasing shares of common stock in the offering.

        The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per share may have on the NAV per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares of common stock they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur.

        The examples assume that the issuer has 88,300,000 common shares outstanding, $1,232,815,000 in total assets and $345,400,000 in total liabilities. The current NAV and NAV per share are thus $887,415,000 and $10.05. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 4,415,000 shares of common stock (5% of the outstanding shares of common stock) at $9.55 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 8,830,000 shares of common stock (10% of the outstanding shares of common stock) at $9.05 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 17,660,000 shares of common stock

(20% of the outstanding shares of common stock) at $8.04 per share after offering expenses and commissions (a 20% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$9.78		$9.25		$8.21
Net Proceeds per Share to Issuer		$9.55		$9.05		$8.04
Decrease to NAV
Total Shares Outstanding	88,300,000	92,715,000	5.00%	97,130,000	10.00%	105,960,000	20.00%
NAV per Share	$10.05	$10.03	(0.24)%	$9.96	(0.91)%	$9.72	(3.33)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	88,300	88,300	0.00%	88,300	0.00%	88,300	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total NAV Held by Stockholder A	$887,415	$885,302	(0.24)%	$879,348	(0.91)%	$857,835	(3.33)%
Total Investment by Stockholder A (Assumed to be $10.05 per Share)	$887,415	$887,415		$887,415		$887,415
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(2,113)		$(8,067)		$(29,580)
NAV per Share Held by Stockholder A		$10.03		$9.96		$9.72
Investment per Share Held by Stockholder A (Assumed to be $10.05 per Share on Shares Held Prior to Sale)	$10.05	$10.05		$10.05		$10.05
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.33)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(3.33)%

Impact On Existing Stockholders Who Do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 8,830 shares of common stock, which is 0.05% of an offering of 17,660,000 shares of common stock) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e. 26,490 shares of common stock, which is 0.15% of an offering of 17,660,000 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.21		$8.21
Net Proceeds per Share to Issuer		$8.04		$8.04
Decrease/Increase to NAV
Total Shares Outstanding	88,300,000	105,960,000	20.00%	105,960,000	20.00%
NAV per Share	$10.05	$9.72	(3.33)%	$9.72	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	88,300	97,130	10.00%	114,790	30.00%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total NAV Held by Stockholder A	$887,415	$943,618	6.33%	$1,115,185	25.67%
Total Investment by Stockholder A (Assumed to be $10.05 per Share on Shares held Prior to Sale)		$959,934		$1,104,971
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		$(16,316)		$10,214
NAV per Share Held by Stockholder A		$9.72		$9.72
Investment per Share Held by Stockholder A (Assumed to be $10.05 on Shares Held Prior to Sale)	$10.05	$9.88	(1.66)%	$9.63	(4.22)%
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.17)		$0.09
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			(1.70)%		0.92%

Impact On New Investors

        Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares of common stock and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$9.78		$9.25		$8.21
Net Proceeds per Share to Issuer		$9.55		$9.05		$8.04
Decrease/Increase to NAV
Total Shares Outstanding	88,300,000	92,715,000	5.00%	97,130,000	10.00%	105,960,000	20.00%
NAV per Share	$10.05	$10.03	(0.24)%	$9.96	(0.91)%	$9.72	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	4,415		8,830		17,660
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%
Total NAV Held by Investor A	$0	$44,265		$87,935		$171,567
Total Investment by Investor A (At Price to Public)		$43,165		$81,650		$145,037
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)		$1,100		$6,285		$26,530
NAV per Share Held by Investor A		$10.03		$9.96		$9.72
Investment per Share Held by Investor A	$0	$9.78		$9.25		$8.21
Dilution/Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)		$0.25		$0.71		$1.51
Percentage Dilution/Accretion to Investor A (Dilution/Accretion per Share Divided by Investment per Share)			2.55%		7.70%		18.29%

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder's account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        We primarily use newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date for such dividend. If we use newly-issued shares to implement the plan, the valuation date will not be earlier than the last day that stockholders have the right to elect to receive cash in lieu of shares. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

        There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

        Stockholders who receive dividends in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator's Interactive Voice Response System at (888) 888-0313.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

        Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of our common stock by the administrator.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. Federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. Federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a "straddle," "hedge" or "conversion" transaction. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). This discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations thereof, each as of the date of this prospectus and all of which are subject to differing interpretation or change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to the any of the tax aspects set forth below.

        A "U.S. stockholder" is a beneficial owner of shares of our common stock that is for U.S. Federal income tax purposes:

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  a citizen or individual resident of the United States;

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  a corporation, or other entity treated as a corporation for U.S. Federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

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  an estate, the income of which is subject to U.S. Federal income taxation regardless of its source; or

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  a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

        A "Non-U.S. stockholder" is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. Federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. Federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election To Be Taxed As A RIC

        As a business development company, we intend to qualify and continue to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the Annual Distribution Requirement).

Taxation As A RIC

        In order to qualify as a RIC for U.S. Federal income tax purposes, we must, among other things:

  •
  qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code) (the 90% Income Test); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a "qualified publicly traded partnership"); and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more "qualified publicly traded partnerships."

        To the extent that we invest in entities treated as partnerships for U.S. Federal income tax purposes (other than a "qualified publicly traded partnership"), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a "qualified publicly traded partnership") will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a "qualified publicly traded partnership") in which we are a partner for purposes of the asset diversification tests. If the partnership is a "qualified publicly traded partnership," the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be "securities" for purposes of the diversification tests. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. Federal income tax purposes to prevent our disqualification as a RIC.

        In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. Federal income tax, and could result in a reduced after-tax yield on the portion of our assets held by such corporation.

        Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. Federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. Federal income tax at the regular corporate rates on any investment company taxable income and net capital gain not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year and (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our shareholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

        Certain of our investment practices may be subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

        We may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may be unclear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation Of U.S. Stockholders

        Distributions by us generally are taxable to U.S. Stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. Stockholder as long-term capital gains, regardless of the U.S. Stockholder's holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Stockholder. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to so-called qualified dividend income.

        Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, and designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. Stockholder will be required to include its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. Stockholder, and the U.S. Stockholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. Stockholder's tax basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Stockholder's other U.S. Federal income tax obligations or may be refunded to the extent it exceeds such U.S. Stockholder's liability for U.S. Federal income tax. A U.S. Stockholder that is not subject to U.S. Federal income tax or otherwise required to file a U.S. Federal income tax return would be required to file a U.S. Federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If a U.S. Stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

        A U.S. Stockholder generally will recognize taxable gain or loss if such U.S. Stockholder sells or otherwise disposes of its shares of our common stock. Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. Stockholder has held its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

        In general, individual U.S. Stockholders currently are subject to a preferential rate on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. Federal income tax on net capital gain at ordinary income rates. For tax years beginning after December 31, 2012, the U.S. Federal tax rates applicable to ordinary income and capital gain for individuals will increase unless further Congressional action is taken.

        We will send to each of our U.S. Stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. Stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the amount and the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Stockholder's particular situation.

        Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our common stock generally are subject to information reporting unless the U.S. Stockholder is an exempt recipient. Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number and otherwise comply with the rules for establishing an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder's U.S. Federal income tax liability, provided that certain information is provided timely to the IRS.

Taxation Of Non-U.S. Stockholders

        Whether an investment in our common stock is appropriate for a Non-U.S. Stockholder will depend upon that person's particular circumstances. An investment in our common stock by a Non-U.S. Stockholder may have adverse tax consequences. Non-U.S. Stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our investment company taxable income to Non-U.S. Stockholders that are not "effectively connected" with a U.S. trade or business conducted by the Non-U.S. Stockholder, will generally be subject to withholding of U.S. Federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of our current and accumulated earnings and profits.

        Actual or deemed distributions of our net capital gain to a Non-U.S. Stockholder, and gains recognized by a Non-U.S. Stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. Federal income tax unless the Non-U.S. Stockholder is a nonresident alien individual and is physically present in the U.S. for 183 or more days during the taxable year and meets certain other requirements. A Non-U.S. Stockholder that is so present in the U.S. will be subject to tax as described in the following paragraph.

        Distributions of our investment company taxable income and net capital gain (including deemed distributions) to Non-U.S. Stockholders, and gains recognized by Non-U.S. Stockholders upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. Stockholder will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. Stockholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in our common stock is effectively connected with its conduct of a U.S. trade or business.

        If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. Stockholder will be entitled to a U.S. Federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Stockholder must obtain a U.S. taxpayer identification number and file a U.S. Federal income tax return even if the Non-U.S. Stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. Federal income tax return.

        In addition, after December 31, 2012, we will be required to withhold at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, our shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any "substantial U.S. owners" or (ii) provides certain information regarding the entity's "substantial U.S. owners," which we will in turn provide to the Secretary of the Treasury. Non-U.S. Stockholders are encouraged to consult with their tax advisers regarding the possible implications of the legislation on their investment in our common stock.

        A Non-U.S. Holder generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our common stock. In addition, we are required to annually report to the IRS and each Non-U.S. Holder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. Holder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. Holder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. Holder's U.S. Federal income tax liability, if any, provided that certain required information is provided timely to the IRS.

        Non-U.S. persons should consult their tax advisors with respect to the U.S. Federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Our common stock is traded on The NASDAQ Global Select Market under the symbol "PSEC." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

        The below table sets forth each class of our outstanding securities as of March 11, 2011:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by the Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
Common Stock	200,000,000	0	88,282,558

  Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. Federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

  Preferred Stock

        Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws

  Anti-takeover Effect

        The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Control Share Acquisitions

        The Maryland General Corporation Law under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of holders of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth or more but less than one-third,

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  one-third or more but less than a majority, or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will notify the Division of Investment Management at the SEC prior to amending our bylaws to be subject to the Control Share Act and will make such amendment only if the Board of Directors determines that it would be in our best interests.

  Business Combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

        After the five-year prohibition, any such business combination must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

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  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute provides various exemptions from its provisions, including for business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflicts with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

  Classified Board of Directors

        Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2011, 2012 and 2013 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders to hold office for a term expiring at the annual meeting of stockholders held in the third year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

  Election of Directors

        Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act of 1934, as amended, or the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

        Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meetings of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

        Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

        Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

DESCRIPTION OF OUR PREFERRED STOCK

        In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

        The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

        For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

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  any provisions relating to convertibility or exchangeability of the shares of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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  if applicable, a discussion of certain U.S. Federal income tax considerations; and

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  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

DESCRIPTION OF OUR DEBT SECURITIES

        We currently have the Notes outstanding. However, we may issue additional debt securities in one or more series in the future which, if publically offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publically offer will be described in the particular prospectus supplement relating to that series. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of the Notes. Please see "Business — General — Notes" for a description of the Notes.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

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  the terms for redemption, extension or early repayment, if any;

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  the currencies in which the series of debt securities are issued and payable;

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  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

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  the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

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  the denominations in which the offered debt securities will be issued;

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  the provision for any sinking fund;

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  any restrictive covenants;

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  any events of default;

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  whether the series of debt securities are issuable in certificated form;

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  any provisions for defeasance or covenant defeasance;

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  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

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  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

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  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

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  whether the debt securities are subject to subordination and the terms of such subordination;

DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

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  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

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  the date on which the right to exercise such warrants will commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

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  if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  if applicable, a discussion of certain U.S. Federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

REGULATION

        We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, we may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments subject our stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An "eligible portfolio company" is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and

            (c)   satisfies any of the following:

              1.     does not have any class of securities with respect to which a broker or dealer may extend margin credit;

              2.     is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;

              3.     is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;

              4.     does not have any class of securities listed on a national securities exchange; or

              5.     has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

          (2)   Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.

          (3)   Securities of any eligible portfolio company which we control.

          (4)   Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

          (5)   Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

          (6)   Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

          (7)   Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.

Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in money market funds, U.S. treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. Federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or public debt securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios after giving effect to such distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors."

Code of Ethics

        We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. For information on how to obtain a copy of each code of ethics, see "Available Information."

Investment Concentration

        Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While we are broadening the portfolio, many of our existing investments are in the energy and energy related industries.

Compliance Policies and Procedures

        We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. Federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brian H. Oswald serves as our Chief Compliance Officer.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.

        Introduction.    As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

        These policies and procedures for voting proxies for Prospect Capital Management's Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

        Proxy policies.    These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

          Elections of directors.    In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board of Directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

          Appointment of auditors.    Prospect Capital Management believes that the Company remains in the best position to choose the auditors and will generally support management's recommendation.

          Changes in capital structure.    Changes in a company's charter, articles of incorporation or by-laws may be required by state or U.S. Federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the Company's management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or U.S. Federal regulation.

          Corporate restructurings, mergers and acquisitions.    Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

          Proposals affecting the rights of stockholders.    Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the Company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital

  Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.

          Corporate governance.    Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.

          Anti-takeover measures.    The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

          Stock splits.    Prospect Capital Management will generally vote with the management of the Company on stock split matters.

          Limited liability of directors.    Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.

          Social and corporate responsibility.    The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.

          Proxy voting procedures.    Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients' best interests, the Proxy Voting Committee will vote the proxy.

          Proxy voting committee.    Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the Company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

          Conflicts of interest.    Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer's proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients' best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

          Proxy voting.    Each account's custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.

          Proxy recordkeeping.    Prospect Capital Management must retain the following documents pertaining to proxy voting:

    •
    copies of its proxy voting polices and procedures;

    •
    copies of all proxy statements;

    •
    records of all votes cast by Prospect Capital Management;

    •
    copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

    •
    copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.

        All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

        Proxy voting records.    Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

Sarbanes-Oxley Act of 2002

        The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to our Chief Executive and Chief Financial Officers' required certifications as to the accuracy of our financial reporting, we are also required to disclose the effectiveness of our disclosure controls and procedures as well as report on our assessment of our internal controls over financial reporting, the latter of which must be audited by our independent registered public accounting firm.

        The Sarbanes-Oxley Act also requires us to continually review our policies and procedures to ensure that we remain in compliance with all rules promulgated under the Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our Securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1555 North Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, Attention: Mutual Fund Custody Account Administrator, facsimile: (866) 350-1430. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is $78,544. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.

        Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

        We may sell the Securities pursuant to this prospectus and a prospectus supplement in any of four ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; (c) through agents; or (d) directly to our stockholders and others through the issuance of transferable or non-transferable rights to our stockholders. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold "at-the-market" to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

  •
  the name or names of any underwriters or agents and the amounts of Securities underwritten or placed by each of them;

  •
  the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

  •
  any securities exchanges on which the Securities may be listed.

        In addition, we may enter into registration rights agreements or other similar agreements in the future pursuant to which certain of our stockholders may resell our Securities under this prospectus and as described in any related prospectus supplement.

        We may use Securities to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.

        Any offering price and any discounts or concessions allowed or reallowed or paid to underwriters or agents may be changed from time to time.

        We may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders' best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at the annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share.

        If underwriters are used in the sale of any Securities, Securities acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase the Securities will be subject to certain conditions precedent.

        In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our Securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the Securities as set forth on the cover page of the supplement to this prospectus. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

        We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

        Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

        We may enter into derivative transactions with third parties, or sell Securities outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use Securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge Securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other Securities offered by this prospectus or otherwise.

        Any of our common stock sold pursuant to a prospectus supplement will be listed on The NASDAQ Global Select Market, or another exchange on which our common stock is traded.

        In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP as special Maryland counsel.

INDEPENDENT REGISTERED ACCOUNTING FIRM

        BDO USA, LLP (formerly BDO Seidman, LLP) is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2010, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or by calling 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010 and June 30, 2010
(In thousands, except share and per share data)

	December 31, 2010	June 30, 2010
	(Unaudited)	(Audited)
Assets (Note 5)
Investments at fair value:
Control investments (cost of $235,729 and $185,720, respectively)	$264,228	$195,958
Affiliate investments (cost of $65,815 and $65,082, respectively)	74,709	73,740
Non-control/Non-affiliate investments (cost of $584,524 and $477,957, respectively)	579,284	478,785

Total investments at fair value (cost of $886,068 and $728,759, respectively, Note 4)	918,221	748,483

Investments in money market funds	132,194	68,871
Cash	4,019	1,081
Receivables for:
Interest, net	8,420	5,356
Dividends	2	1
Other	350	419
Prepaid expenses	250	371
Deferred financing costs, net	12,105	7,579
Other assets	534	534

Total Assets	1,076,095	832,695

Liabilities
Credit facility payable (Note 5)	—	100,300
Senior Convertible Notes (Note 6)	150,000	—
Dividends payable	8,900	6,909
Due to Prospect Administration (Note 10)	317	294
Due to Prospect Capital Management (Note 10)	9,787	9,006
Accrued expenses	2,639	4,057
Other liabilities	1,262	705

Total Liabilities	172,905	121,271

Net Assets	$903,190	$711,424

Components of Net Assets
Common stock, par value $0.001 per share (200,000,000 and 100,000,000 common shares authorized, respectively; 88,115,382 and 69,086,862 issued and outstanding, respectively) (Note 7)	$88	$69
Paid-in capital in excess of par (Note 7)	988,897	805,918
Distributions in excess of net investment income	(18,369)	(9,692)
Accumulated realized losses on investments	(99,579)	(104,595)
Unrealized appreciation on investments	32,153	19,724

Net Assets	$903,190	$711,424

Net Asset Value Per Share	$10.25	$10.30

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
For The Three and Six Months Ended December 31, 2010 and 2009
(In thousands, except share and per share data)

	For the Three Months Ended December 31,		For the Six Months Ended December 31,
	2010	2009	2010	2009
	(Unaudited)
Investment Income
Interest Income: (Note 4)
Control investments (Net of foreign withholding tax of $0, ($52), $0, and ($19), respectively)	$5,428	$5,052	$10,617	$9,643
Affiliate investments	3,524	1,539	6,474	2,388
Non-control/Non-affiliate investments	18,410	11,948	39,192	21,343

Total interest income	27,362	18,539	56,283	33,374

Dividend income:
Control investments	2,300	4,160	4,050	10,360
Non-control/Non-affiliate investments	1,068	—	1,508	—
Money market funds	3	10	7	28

Total dividend income	3,371	4,170	5,565	10,388

Other income: (Note 8)
Control investments	14	75	1,785	75
Affiliate investments	7	—	154	—
Non-control/Non-affiliate investments	2,546	385	4,725	849
Gain on Patriot acquisition (Note 3)	—	8,632	—	8,632

Total other income	2,567	9,092	6,664	9,556

Total Investment Income	33,300	31,801	68,512	53,318

Operating Expenses
Investment advisory fees:
Base management fee (Note 10)	4,903	3,176	9,179	6,385
Income incentive fee (Note 10)	4,769	4,816	10,018	7,896

Total investment advisory fees	9,672	7,992	19,197	14,281
Interest and credit facility expenses	2,261	1,995	4,522	3,369
Legal fees	170	390	480	390
Valuation services	231	153	448	273
Audit, compliance and tax related fees	265	239	481	501
Allocation of overhead from Prospect Administration (Note 10)	840	840	1,640	1,680
Insurance expense	72	63	143	126
Directors' fees	64	64	128	128
Other general and administrative expenses	645	807	1,398	994

Total Operating Expenses	14,220	12,543	28,437	21,742

Net Investment Income	19,080	19,258	40,075	31,576

Net realized gain (loss) on investments (Note 4)	4,489	(51,229)	5,016	(51,229)
Net change in unrealized appreciation (depreciation) on investments (Note 4)	8,371	17,451	12,429	(1,245)

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,940	$(14,520)	$57,520	$(20,898)

Net increase (decrease) in net assets resulting from operations per share: (Note 9 and Note 12)	$0.38	$(0.25)	$0.73	$(0.39)

Dividends declared per share	$0.30	$0.41	$0.60	$0.82

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For The Six Months Ended December 31, 2010 and 2009
(In thousands, except share and per share data)

	For the Six Months Ended
	December 31, 2010	December 31, 2009
	(Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income	$40,075	$31,576
Net realized gain (loss) on investments	5,016	(51,229)
Net change in unrealized appreciation (depreciation) on investments	12,429	(1,245)

Net Increase (Decrease) in Net Assets Resulting from Operations	57,520	(20,898)

Dividends to Shareholders	(48,752)	(67,721)

Capital Share Transactions:
Net proceeds from capital shares sold	178,317	98,833
Less: Offering costs of public share offerings	(599)	(1,158)
Fair value of equity issued in conjunction with Patriot acquisition	—	92,800
Reinvestment of dividends	5,280	5,358

Net Increase in Net Assets Resulting from Capital Share Transactions	182,998	195,833

Total Increase in Net Assets	191,766	107,214
Net assets at beginning of period	711,424	532,596

Net Assets at End of Period	$903,190	$639,810

Capital Share Activity:
Shares sold	18,494,476	11,431,797
Shares issued for Patriot acquisition	—	8,444,068
Shares issued through reinvestment of dividends/distributions	534,044	530,797

Net increase in capital share activity	19,028,520	20,406,662
Shares outstanding at beginning of period	69,086,862	42,943,084

Shares Outstanding at End of Period	88,115,382	63,349,746

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
For The Six Months Ended December 31, 2010 and 2009
(In thousands, except share and per share data)

	For the Six Months Ended December 31,
	2010	2009
	(Unaudited)
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$57,520	$(20,898)
Net realized (gain) loss on investments	(5,016)	51,229
Net change in unrealized (appreciation) depreciation on investments	(12,429)	1,245
Accretion of purchase discount on investments	(5,960)	(6,670)
Amortization of deferred financing costs	2,134	2,106
Gain on Patriot acquisition	—	(8,632)
Change in operating assets and liabilities:
Payments for purchases of investments	(275,867)	(7,321)
Payment-in-kind interest	(6,017)	(2,059)
Proceeds from sale of investments and collection of investment principal	135,553	69,735
Purchases of cash equivalents	—	(199,997)
Sales of cash equivalents	—	199,997
Net (increase) decrease investments in money market funds	(63,323)	75,317
(Increase) decrease in interest receivable	(3,064)	163
(Increase) decrease in dividends receivable	(1)	26
Decrease in other receivables	69	212
Decrease (increase) in prepaid expenses	121	(72)
Increase in other assets	—	(535)
Decrease in due from Prospect Administration	—	502
Decrease in due to Prospect Administration	23	(842)
Increase in due to Prospect Capital Management	781	2,126
Increase in accrued expenses	(1,418)	(227)
Decrease (increase) in other liabilities	557	(277)

Net Cash (Used In) Provided By Operating Activities	(176,337)	155,128

Cash Flows from Investing Activities:
Acquisition of Patriot, net of cash acquired (Note 3)	—	(106,586)

Net Cash Used In Investing Activities	—	(106,586)

Cash Flows from Financing Activities:
Issuance of Senior Convertible Notes (Note 6)	150,000	—
Borrowings under credit facility	180,500	60,000
Payments under credit facility	(280,800)	(174,800)
Financing costs paid and deferred	(6,660)	(1,046)
Net proceeds from issuance of common stock	178,317	98,833
Offering costs from issuance of common stock	(599)	(1,158)
Dividends paid	(41,483)	(36,469)

Net Cash Provided By Financing Activities	179,275	54,640

Total Increase (Decrease) in Cash	2,938	(6,098)
Cash balance at beginning of period	1,081	9,942

Cash Balance at End of Period	$4,019	$3,844

Cash Paid For Interest	$1,314	$496

Non-Cash Financing Activity:
Amount of shares issued in connection with Patriot acquisition	$—	$92,800

Amount of shares issued in connection with dividend reinvestment plan	$5,280	$5,358

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010 and June 30, 2010

			December 31, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
AIRMALL USA, Inc.	Pennsylvania / Property Management	Senior Secured Term Loan (12.00%, due 6/30/2015)(3),(4)	$30,000	$30,000	$30,000	3.3%
		Senior Subordinated Term Loan (12.00% plus 6.00% PIK, due 12/31/2015)	12,500	12,500	12,500	1.4%
		Convertible Preferred Stock (9,919.684 shares)		9,920	9,920	1.1%
		Common Stock (100 shares)		—	3,376	0.4%

				52,420	55,796	6.2%

Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note — Tranche A (10.50%, due 4/01/2013)(3),(4)	20,827	20,827	20,827	2.3%
		Subordinated Secured Note — Tranche B (11.50% plus 6.00% PIK, due 4/01/2013)(3),(4)	14,396	14,396	9,747	1.1%
		Convertible Preferred Stock — Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				41,280	30,574	3.4%

AWCNC, LLC(20)	North Carolina / Machinery	Members Units — Class A (1,800,000 units)		—	—	0.0%
		Members Units — Class B-1 (1 unit)		—	—	0.0%
		Members units — Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit — $1,000 Commitment (5.00% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4), (26)	1,000	945	850	0.1%
		Senior Secured Term Loan B (8.50% plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	1,370	0.2%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	8,802	707	182	0.0%
		Common Stock (100 shares)(22)		—	—	0.0%
		Warrants (33,750 warrants)(22)		—	—	0.0%

				3,152	2,402	0.3%

C&J Cladding LLC	Texas / Metal Services and Minerals	Membership Interest (400 units)(23)		580	5,199	0.6%

				580	5,199	0.6%

Change Clean Energy Holdings, Inc. ("CCEHI" or "Biomass")(5)	Maine / Biomass Power	Common Stock (1,000 shares)		2,540	—	0.0%

				2,540	—	0.0%

Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (13.00% plus 3.50% PIK, due 5/01/2013)	2,121	1,963	2,121	0.3%
		Membership Interest(25)		1,899	11,142	1.2%

				3,862	13,263	1.5%

Freedom Marine Services LLC(21)	Louisiana / Shipping Vessels	Subordinated Secured Note (12.00% plus 4.00% PIK, in non-accrual status effective 10/1/2010, due 12/31/2011)	10,506	10,367	3,649	0.4%
		Net Profits Interest (22.50% payable on equity distributions)(7)		—	—	0.0%

				10,367	3,649	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010 and June 30, 2010

			December 31, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Gas Solutions Holdings, Inc.(8), (3)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)	$25,000	$25,000	$25,000	2.8%
		Junior Secured Note (18.00%, due 12/12/2016)	12,000	12,000	12,000	1.3%
		Common Stock (100 shares)		5,003	60,596	6.7%

				42,003	97,596	10.8%

Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Secured Promissory Note (15.00%, in non-accrual status effective 12/22/2010, due 1/21/2011)(10)	200	200	200	0.0%
		Senior Demand Note (15.00%, in non-accrual status effective 11/1/2010, past due)(10)	1,170	1,170	1,170	0.2%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	960	660	—	0.0%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	14,003	14,003	—	0.0%
		Preferred Stock — Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				16,712	1,370	0.2%

Iron Horse Coiled Tubing, Inc.(24)	Alberta, Canada / Production Services	Senior Secured Tranche 2 (Zero Coupon, due 12/31/2016)	2,338	2,338	2,338	0.2%
		Senior Secured Tranche 3 (2.00%, due 12/31/2016)	16,000	15,781	16,000	1.8%
		Common Stock (3,821 shares)		268	655	0.1%

				18,387	18,993	2.1%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH") — Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,159	2,000	325	0.0%
		Coalbed, LLC — Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)(6)	6,478	5,991	975	0.1%
		Manx — Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	3,300	3,300	3,300	0.4%
		Manx — Preferred Stock (6,635 shares)		6,307	—	0.0%
		Manx — Common Stock (3,416,335 shares)		1,171	—	0.0%

				18,769	4,600	0.5%

NRG Manufacturing, Inc.	Texas / Manufacturing	Senior Secured Note (16.50%, due 8/31/2011)(3),(4)	13,080	13,080	13,080	1.4%
		Common Stock (800 shares)		2,317	5,744	0.6%

				15,397	18,824	2.0%

Nupla Corporation	California / Home & Office Furnishings, Housewares & Durable	Revolving Line of Credit — $2,000 Commitment (7.25% plus 2.00% default interest, due 9/04/2012)(4), (26)	1,093	985	1,093	0.1%
		Senior Secured Term Loan A (8.00% plus 2.00% default interest, due 9/04/2012)(4)	4,708	1,072	4,277	0.5%
		Senior Subordinated Debt (15.00% PIK, in non-accrual status effective 4/01/2009, due 3/04/2013)	3,368	—	—	0.0%
		Preferred Stock — Class A (2,850 shares)		—	—	0.0%
		Preferred Stock — Class B (1,330 shares)		—	—	0.0%
		Common Stock (2,360,743 shares)		—	—	0.0%

				2,057	5,370	0.6%

LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
R-V Industries, Inc.	Pennsylvania / Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	1,770	0.2%
		Common Stock (545,107 shares)		5,086	4,822	0.5%

				6,768	6,592	0.7%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010 and June 30, 2010

			December 31, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
Yatesville Coal Holdings, Inc.(11)	Kentucky / Mining, Steel, Iron and Non-Precious Metals and Coal Production	Senior Secured Note (Non-accrual status effective 1/01/2009, due 12/31/2010)(4)	$1,035	$1,035	$—	0.0%
		Junior Secured Note (Non-accrual status effective 1/01/2009, due 12/31/2010)(4)	400	400	—	0.0%
		Common Stock (1,000 shares)		—	—	0.0%

				1,435	—	0.0%

		Total Control Investments		235,729	264,228	29.3%

Affiliate Investments (5.00% to 24.99% voting control)
Biotronic NeuroNetwork	Michigan / Healthcare	Senior Secured Note (11.50% plus 1.00% PIK, due 2/21/2013)(3),(4)	26,227	26,227	27,014	3.0%
		Preferred Stock Series A (9,925.455 shares)(13)		2,300	3,621	0.4%
		Preferred Stock Series B (1,753.64 shares)(13)		579	912	0.1%

				29,106	31,547	3.5%

Boxercraft Incorporated	Georgia / Textiles & Leather	Senior Secured Term Loan A (9.50%, due 9/16/2013)(3),(4)	3,190	2,797	3,050	0.3%
		Senior Secured Term Loan B (10.00%, due 9/16/2013)(3),(4)	4,780	3,924	4,511	0.5%
		Subordinated Secured Term Loan (12.00% plus 6.50% PIK, due 3/16/2014)(3)	7,479	6,117	7,028	0.8%
		Preferred Stock (1,000,000 shares)		—	216	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				12,838	14,805	1.6%

KTPS Holdings, LLC	Colorado / Textiles & Leather	Revolving Line of Credit — $1,500 Commitment (10.50%, due 1/31/2012)(26), (27)	1,250	1,250	1,250	0.1%
		Senior Secured Term Loan A (10.50%, due 1/31/2012)(3),(4)	2,730	2,548	2,568	0.3%
		Senior Secured Term Loan B (12.00%, due 1/31/2012)(3)	425	384	377	0.0%
		Senior Secured Term Loan C (12.00% plus 12.75% PIK, due 3/31/2012)(3)	5,259	4,806	4,030	0.6%
		Membership Interest — Class A (730 units)		—	—	0.0%
		Membership Interest — Common (199,795 units)		—	—	0.0%

				8,988	8,225	1.0%

Smart, LLC(15)	New York / Diversified / Conglomerate Service	Membership Interest — Class B (1,218 units)		—	—	0.0%
		Membership Interest — Class D (1 units)		—	—	0.0%

				—	—	0.0%

LEVEL 3 PORTFOLIO INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Sport Helmets Holdings, LLC(15)	New York / Personal & Nondurable Consumer Products	Revolving Line of Credit — $3,000 Commitment (5.75%, due 12/14/2013)(26), (27)	500	500	500	0.1%
		Senior Secured Term Loan A (4.30%, due 12/14/2013)(3),(4)	2,575	1,503	2,540	0.3%
		Senior Secured Term Loan B (4.80%, due 12/14/2013)(3),(4)	7,350	5,380	6,338	0.7%
		Senior Subordinated Debt — Series A (12.00% plus 3.00% PIK, due 6/14/2014)(3)	7,437	6,080	7,221	0.8%
		Senior Subordinated Debt — Series B (10.00% plus 5.00% PIK, due 6/14/2014)(3)	1,392	1,012	1,209	0.1%
		Common Stock (20,554 shares)		408	2,324	0.2%

				14,883	20,132	2.2%

		Total Affiliate Investments		65,815	74,709	8.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010 and June 30, 2010

			December 31, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		$141	$325	0.0%

				141	325	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Revolving Line of Credit — $500 Commitment (9.50%, due 11/01/2012)(26), (27)		—	—	0.0%
		Senior Secured Term Loan (9.50%, due 11/01/2012)(3),(4)	$3,935	3,935	3,935	0.5%
		Junior Secured Term Loan (12.00% plus 6.00% PIK, due 5/01/2013)(3)	4,804	4,804	4,792	0.5%
		Convertible Preferred Stock (32,500 units)		396	158	0.0%

				9,135	8,885	1.0%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% plus 2.50% PIK, due 12/10/2016)	30,000	30,000	30,000	3.3%
		Membership Interest in AGC/PEP, LLC (99.9999%)(16)		—	3,253	0.4%

				30,000	33,253	3.7%

Arrowhead General Insurance Agency, Inc.(17)	California / Insurance	Senior Secured Term Loan (8.50%, due 8/08/2012)	846	823	842	0.1%
		Junior Secured Term Loan (10.25% plus 2.50% PIK, due 2/08/2013)	6,258	5,253	5,664	0.6%

				6,076	6,506	0.7%

Caleel + Hayden, LLC(15)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	878	0.1%
		Options in Mineral Fusion Natural Brands, LLC (11,662 options)		—	—	0.0%

				351	878	0.1%

The Copernicus Group, Inc.	North Carolina / Healthcare	Revolving Line of Credit — $500 Commitment (10.00%, due 10/08/2013)(4), (26)	150	41	148	0.0%
		Senior Secured Term Loan A (10.00%, due 10/08/2013)(3),(4)	5,450	4,841	5,367	0.6%
		Senior Subordinated Debt (10.00% plus 10.00% PIK, due 4/08/2014)	14,083	12,253	14,154	1.6%
		Preferred Stock — Series A (1,000,000 shares)		67	558	0.1%
		Preferred Stock — Series C (212,121 shares)		212	285	0.0%

				17,414	20,512	2.3%

LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Deb Shops, Inc.(17)	Pennsylvania / Retail	Second Lien Debt (14.00% PIK, in non-accrual status effective 2/24/2009, due 10/23/2014)	18,841	14,606	1,372	0.2%

				14,606	1,372	0.2%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	191	0.0%

				—	191	0.0%

EXL Acquisition Corporation	South Carolina / Electronics	Revolving Line of Credit — $1,000 Commitment (7.75%, due 06/24/2015)(26), (27)		—	—	0.0%
		Senior Secured Term Loan A (7.75%, due 6/24/2015)(3),(4)	11,191	11,191	11,303	1.3%
		Senior Secured Term Loan B (12.00% plus 2.00% PIK, due 12/24/2015)(3)	11,797	11,797	11,839	1.3%
		Common Stock — Class A (2,475 shares)		437	469	0.1%
		Common Stock — Class B (25 shares)		252	5	0.0%

				23,677	23,616	2.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

December 31, 2010 and June 30, 2010

			December 31, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
Fairchild Industrial Products, Co.	North Carolina / Electronics	Preferred Stock — Class A (285.1 shares)		$377	$694	0.1%
		Common Stock — Class B (28 shares)		211	411	0.0%

				588	1,105	0.1%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% PIK, past due)	$60,019	60,019	42,959	4.8%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	—	0.0%

				60,019	42,959	4.8%

Hoffmaster Group, Inc.	Wisconsin / Durable Consumer Products	Second Lien Term Loan (13.50%, due 6/2/2017)(3)	20,000	20,000	20,400	2.3%

				20,000	20,400	2.3%

Hudson Products Holdings, Inc.(17)	Texas / Manufacturing	Senior Secured Term Loan (8.50%, due 8/24/2015)(3),(4)	6,365	5,784	5,248	0.6%

				5,784	5,248	0.6%

ICON Health & Fitness, Inc.	Utah / Durable Consumer Products	Senior Secured Note (11.875%, due 10/15/2016)(3)	32,500	32,332	32,187	3.6%

				32,332	32,187	3.6%

IEC Systems LP ("IEC") /Advanced Rig Services LLC ("ARS")	Texas / Oilfield Fabrication	IEC Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	17,033	17,033	17,033	1.9%
		ARS Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	9,293	9,293	9,293	1.0%

				26,326	26,326	2.9%

Jordan Healthcare Holdings, Inc.	Texas / Healthcare	Senior Subordinated Debt (12.00% plus 2.50% PIK, due 6/23/2016)	15,310	15,310	15,300	1.7%

				15,310	15,300	1.7%

Label Corp Holdings, Inc.	Nebraska / Printing & Publishing	Senior Secured Term Loan (8.50%, due 8/08/2014)(3),(4)	5,764	5,255	5,385	0.6%

				5,255	5,385	0.6%

LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
LHC Holdings Corp.(17)	Florida / Healthcare	Revolving Line of Credit — $750 Commitment (8.50%, due 6/30/2012)(26), (27)		—	—	0.0%
		Senior Secured Term Loan A (8.50%, due 6/30/2012)(3),(4)	1,456	1,456	1,375	0.2%
		Senior Subordinated Debt (12.00% plus 2.50% PIK, due 5/31/2013)(3)	4,565	4,247	4,278	0.4%
		Membership Interest (125 units)		216	175	0.0%

				5,919	5,828	0.6%

Mac & Massey Holdings, LLC	Georgia / Food Products	Senior Subordinated Debt (10.00% plus 5.75% PIK, due 2/10/2013)(3)	8,928	7,785	8,928	1.1%
		Membership Interest (250 units)		133	561	0.0%

				7,918	9,489	1.1%

Maverick Healthcare, LLC	Arizona / Healthcare	Second Lien Debt (12.50% plus 3.50% PIK, due 4/30/2014)(3)	13,357	13,357	13,485	1.5%
		Preferred Units (1,250,000 units)		1,253	1,894	0.2%
		Common Units (1,250,000 units)		—	2,072	0.2%

				14,610	17,451	1.9%

Miller Petroleum, Inc.	Tennessee / Oil & Gas Production	Common Stock (616,304 shares)(14)		46	2,564	0.3%

				46	2,564	0.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

			December 31, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
(In thousands, except share data)
Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit — $1,500 Commitment (10.50%, due 7/30/2015)(26)	$—	$—	$—	0.0%
		Senior Secured Term Loan A (10.50%, due 7/30/2015)(3),(4)	18,500	18,500	18,500	2.0%
		Common Stock (50 shares)		371	584	0.1%

				18,871	19,084	2.1%

Prince Mineral Company, Inc.(3)	New York / Metal Services and Minerals	Junior Secured Term Loan (9.00%, due 12/21/2012)(4)	11,075	11,075	11,075	1.2%
		Senior Subordinated Debt (13.00% plus 2.00%, due 7/21/2013)	12,385	1,693	12,385	1.4%

				12,768	23,460	2.6%

Progrexion Holdings, LLC(4)	Utah / Consumer Services	Revolving Line of Credit — $2,000 Commitment (11.0%, due 6/30/2011)	—	—	—	0.0%
		Senior Secured Term Loan (11.0%, due 12/31/2014)(3)	35,820	35,820	35,820	4.0%

				35,820	35,820	4.0%

R-O-M Corporation	Missouri / Automobile	Revolving Line of Credit — $1,750 Commitment (4.25%, due 2/08/2013)(26), (27)		—	—	0.0%
		Senior Secured Term Loan A (4.25%, due 2/08/2013)(3),(4)	3,840	3,426	3,751	0.4%
		Senior Secured Term Loan B (8.00%, due 5/08/2013)(3),(4)	7,208	7,208	7,159	0.8%
		Senior Subordinated Debt (12.00% plus 3.00% PIK due 8/08/2013)(3)	7,100	6,820	6,857	0.8%

				17,454	17,767	2.0%

Royal Adhesives & Sealants, LLC	Indiana / Chemicals	Senior Subordinated Unsecured Term Loan (12.00% plus 2.00% PIK due 11/29/2016)	25,026	25,026	25,026	2.8%

				25,026	25,026	2.8%

LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Seaton Corp.	Illinois / Business Services	Subordinated Secured (12.50% plus 2.00% PIK, due 3/14/2014) (3),(4)	12,359	12,148	12,358	1.4%

				12,148	12,358	1.4%

Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.50% PIK, due 3/31/2016)(3)	35,809	35,809	37,599	4.1%
		Membership Interest in Mistral Chip Holdings, LLC (2,000 units)(18)		2,000	6,107	0.7%
		Membership Interest in Mistral Chip Holdings, LLC 2 (595 units)(18)		1,322	1,817	0.2%

				39,131	45,523	5.0%

Skillsoft Public Limited Company	Ireland / Software & Computer Services	Subordinated Unsecured (11.125%, due 06/01/2018)	15,000	14,905	15,000	1.7%

				14,905	15,000	1.7%

Snacks Holding Corporation	Minnesota / Food Products	Senior Subordinated Unsecured Term Loan (12.00% plus 1.00% PIK, due 11/12/2017)	15,021	14,482	14,814	1.6%
		Series A Preferred Stock (4,021.45 shares)	—	52	61	0.0%
		Series B Preferred Stock (1,866.10 shares)	—	52	61	0.0%
		Warrant (to purchase 31,196.52 voting common shares, expires 11/12/2020)		441	515	0.1%

				15,027	15,451	1.7%

SonicWALL, Inc.	California / Software & Computer Services	Subordinated Secured (12.00%, due 1/23/2017) (3),(4))	23,000	22,980	23,000	2.5%

				22,980	23,000	2.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

			December 31, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility (12.00% plus 3.00% PIK, due 12/01/2012)(3),(4)	$30,183	$30,034	$27,863	3.1%
		Overriding Royalty Interests(19)		—	2,250	0.2%

				30,034	30,113	3.3%

Unitek(17)	Pennsylvania / Technical Services	Second Lien Debt (13.08%, due 12/31/2013)(3),(4)	11,500	11,401	11,500	1.2%

				11,401	11,500	1.2%

VPSI, Inc	Michigan / Transportation	First Lien Senior Secured Note (12.00%, due 12/23/2015)	18,333	18,333	18,333	2.0%

				18,333	18,333	2.0%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% default interest on principal, 16.00% default interest on past due interest, in non-accrual status effective 12/01/2008, past due)(4)	15,000	15,000	6,955	0.7%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				15,000	6,955	0.7%

		Total Non-control/Non-affiliate Investments (Level 3 Investments)		584,405	579,170	64.1%

		Total Level 3 Portfolio Investments		885,949	918,107	101.7%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	34	0.0%

				56	34	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	80	0.0%

				63	80	0.0%

		Total Non-control/Non-affiliate Investments (Level 1 Investments)		119	114	0.0%

		Total Portfolio Investments		886,068	918,221	101.7%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)			125,023	125,023	13.8%
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)(3)			7,170	7,170	0.8%
Victory Government Money Market Funds			1	1	0.0%

		Total Money Market Funds		132,194	132,194	14.6%

		Total Investments		1,018,262	1,050,415	116.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine, Inc.	South Carolina / Manufacturing	Senior Secured Note — Tranche A (10.50%, due 4/01/2013)(3),(4)	$21,047	$21,047	$21,047	3.0%
		Subordinated Secured Note — Tranche B (11.50% plus 6.00% PIK, due 4/01/2013)(3),(4)	16,306	16,306	9,857	1.3%
		Subordinated Secured Note — Tranche B (15.00%, due 10/30/2010)	500	500	—	0.0%
		Convertible Preferred Stock — Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				43,910	30,904	4.3%

AWCNC, LLC(20)	North Carolina / Machinery	Members Units — Class A (1,800,000 units)		—	—	0.0%
		Members Units — Class B-1 (1 units)		—	—	0.0%
		Members Units — Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California / Manufacturing	Revolving Line of Credit — $1,000 Commitment (4.75% plus 3.25% default interest, in non-accrual status effective 03/02/2010, past due)(4),(26)	1,000	945	850	0.1%
		Senior Secured Term Loan B (8.25% plus 3.25% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	1,282	0.2%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	8,624	707	—	0.0%
		Common Stock (100 shares)(22)		—	—	0.0%
		Warrants (33,750 warrants)(22)		—	—	0.0%

				3,152	2,132	0.3%

C&J Cladding LLC	Texas / Metal Services and Minerals	Membership Interest (400 units)(23)		580	4,128	0.6%

				580	4,128	0.6%

Change Clean Energy Holdings, Inc. ("CCEHI" or "Biomass")(5)	Maine / Biomass Power	Common Stock (1,000 shares)		2,383	—	0.0%

				2,383	—	0.0%

Fischbein, LLC	North Carolina / Machinery	Senior Subordinated Debt (13.00% plus 5.50% PIK, due 5/01/2013)	3,811	3,631	3,811	0.5%
		Membership Interest(25)		1,899	4,812	0.7%

				5,530	8,623	1.2%

Freedom Marine Services LLC	Louisiana / Shipping Vessels	Subordinated Secured Note (16.00% PIK, due 12/31/2011)(3)	10,088	10,040	3,583	0.5%
		Net Profits Interest (22.50% payable on equity distributions)(3),(7)		—	—	0.0%

				10,040	3,583

Gas Solutions Holdings, Inc.(8), (3)	Texas / Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)	25,000	25,000	25,000	3.5%
		Junior Secured Note (18.00%, due 12/12/2016)	7,500	7,500	7,500	1.1%
		Common Stock (100 shares)		5,003	60,596	8.5%

				37,503	93,096	13.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Integrated Contract Services, Inc.(9)	North Carolina / Contracting	Senior Demand Note (15.00%, past due)(10)	$1,170	$1,170	$1,170	0.2%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	1,100	800	1,100	0.2%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	14,003	14,003	2,272	0.2%
		Preferred Stock — Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				16,652	4,542	0.6%

Iron Horse Coiled Tubing, Inc.(24)	Alberta, Canada / Production Services	Senior Secured Tranche 1 (Zero Coupon, in non-accrual status effective 1/01/2010, due 12/31/2016)	615	396	615	0.1%
		Senior Secured Tranche 2 (Zero Coupon, in non-accrual status effective 1/01/2010, due 12/31/2016)	2,337	2,338	2,338	0.3%
		Senior Secured Tranche 3 (1.00%, in non-accrual status effective 1/01/2010, due 12/31/2016)	18,000	18,000	9,101	1.3%
		Common Stock (3,821 shares)		268	—	0.0%

				21,002	12,054	1.7%

Manx Energy, Inc. ("Manx")(12)	Kansas / Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH") — Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,073	2,000	472	0.1%
		Coalbed, LLC — Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)(6)	6,219	5,991	1,414	0.2%
		Manx — Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,800	2,800	2,800	0.4%
		Manx — Preferred Stock (6,635 shares)		6,308	—	0.0%
		Manx — Common Stock (3,416,335 shares)		1,171	—	0.0%

				18,270	4,686	0.7%

NRG Manufacturing, Inc.	Texas / Manufacturing	Senior Secured Note (16.50%, due 8/31/2011)(3),(4)	13,080	13,080	13,080	1.8%
		Common Stock (800 shares)		2,317	7,031	1.0%

				15,397	20,111	2.8%

Nupla Corporation	California / Home & Office Furnishings, Housewares & Durable	Revolving Line of Credit — $2,000 Commitment (7.25% plus 2.00% default interest, due 9/04/2012)(4), (26)	1,093	958	1,093	0.1%
		Senior Secured Term Loan A (8.00% plus 2.00% default interest, due 9/04/2012)(4)	5,139	1,503	3,301	0.5%
		Senior Subordinated Debt (10.00% plus 5.00% PIK, in non-accrual status effective 4/01/2009, due 3/04/2013)	3,368	—	—	0.0%
		Preferred Stock — Class A (2,850 shares)		—	—	0.0%
		Preferred Stock — Class B (1,330 shares)		—	—	0.0%
		Common Stock (2,360,743 shares)		—	—	0.0%

				2,461	4,394	0.6%

R-V Industries, Inc.	Pennsylvania / Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	1,697	0.2%
		Common Stock (545,107 shares)		5,086	4,626	0.7%

				6,768	6,323	0.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
Control Investments (25.00% or greater of voting control)
Sidump'r Trailer Company, Inc.	Nebraska / Automobile	Revolving Line of Credit — $2,000 Commitment (7.25%, in non-accrual status effective 11/01/2008, due 1/10/2011)(4), (26)	$1,025	$479	$574	0.1%
		Senior Secured Term Loan A (7.25%, in non-accrual status effective 11/01/2008, due 1/10/2011)(4)	2,048	463	—	0.0%
		Senior Secured Term Loan B (8.75%, in-non-accrual status effective 11/01/2008, due 1/10/2011)(4)	2,321	—	—	0.0%
		Senior Secured Term Loan C (16.50% PIK, in non-accrual status effective 9/27/2008, due 7/10/2011)	3,085	—	—	0.0%
		Senior Secured Term Loan D (7.25%, in non-accrual status effective 11/01/2008, due 7/10/2011)(4)	1,700	—	—	0.0%
		Preferred Stock (49,843 shares)		—	—	0.0%
		Common Stock (64,050 shares)		—	—	0.0%

				942	574	0.1%

Yatesville Coal Holdings, Inc.(11)	Kentucky / Mining, Steel, Iron and Non-Precious Metals and Coal Production	Senior Secured Note (Non-accrual status effective 1/01/2009, due 12/31/2010)(4)	10,000	1,035	808	0.1%
		Junior Secured Note (Non-accrual status effective 1/01/2009, due 12/31/2010)(4)	41,931	95	—	0.0%
		Common Stock (1,000 shares)		—	—	0.0%

				1,130	808	0.1%

		Total Control Investments		185,720	195,958	27.5%

Affiliate Investments (5.00% to 24.99% voting control)
Biotronic NeuroNetwork	Michigan / Healthcare	Senior Secured Note (11.50% plus 1.00% PIK, due 2/21/2013)(3),(4)	26,227	26,227	26,744	3.8%
		Preferred Stock (9,925.455 shares)(13)		2,300	2,759	0.4%

				28,527	29,503	4.2%

Boxercraft Incorporated	Georgia / Textiles & Leather	Revolving Line of Credit — $1,000 Commitment (9.00%, due 9/16/2013)(26), (27)	1,000	1,000	1,000	0.1%
		Senior Secured Term Loan A (9.50%, due 9/16/2013)(3),(4)	3,843	3,330	3,577	0.5%
		Senior Secured Term Loan B (10.00%, due 9/16/2013)(3),(4)	4,822	3,845	4,386	0.6%
		Subordinated Secured Term Loan (12.00% plus 6.50% PIK, due 3/16/2014)(3)	7,235	5,775	6,717	1.0%
		Preferred Stock (1,000,000 shares)		—	205	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				13,950	15,885	2.2%

KTPS Holdings, LLC	Colorado / Textiles & Leather	Revolving Line of Credit — $1,500 Commitment (10.50%, due 1/31/2012)(26), (27)	1,000	1,000	1,000	0.1%
		Senior Secured Term Loan A (10.50%, due 1/31/2012)(3),(4)	3,130	2,847	2,916	0.4%
		Senior Secured Term Loan B (12.00%, due 1/31/2012)(3)	435	377	409	0.1%
		Senior Secured Term Loan C (12.00% plus 6.00% PIK, due 3/31/2012)(3)	4,932	4,345	4,796	0.7%
		Membership Interest — Class A (730 units)		—	—	0.0%
		Membership Interest — Common (199,795 units)		—	—	0.0%

				8,569	9,121	1.3%

LEVEL 3 PORTFOLIO INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Smart, LLC(15)	New York / Diversified / Conglomerate Service	Membership Interest — Class B (1,218 units)		—	—	0.0%
		Membership Interest — Class D (1 units)		—	—	0.0%

				—	—	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
Sport Helmets Holdings, LLC(15)	New York / Personal & Nondurable Consumer Products	Revolving Line of Credit — $3,000 Commitment (4.54%, due 12/14/2013)(26), (27)		$—	$—	0.0%
		Senior Secured Term Loan A (4.54%, due 12/14/2013)(3),(4)	$3,025	1,658	2,993	0.4%
		Senior Secured Term Loan B (5.04%, due 12/14/2013)(3),(4)	7,388	5,161	6,432	0.9%
		Senior Subordinated Debt — Series A (12.00% plus 3.00% PIK, due 6/14/2014)(3)	7,325	5,857	6,734	0.9%
		Senior Subordinated Debt — Series B (10.00% plus 5.00% PIK, due 6/14/2014)(3)	1,357	952	1,160	0.2%
		Common Stock (20,554 shares)		408	1,912	0.3%

				14,036	19,231	2.7%

		Total Affiliate Investments		65,082	73,740	10.4%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida / Ecological	Common Stock (5,000 shares)		141	340	0.0%

				141	340	0.0%

Aircraft Fasteners International, LLC	California / Machinery	Revolving Line of Credit — $500 Commitment (9.50%, due 11/01/2012)(26), (27)		—	—	0.0%
		Senior Secured Term Loan (9.50%, due 11/01/2012)(3),(4)	4,565	4,565	4,248	0.6%
		Junior Secured Term Loan (12.00% plus 6.00% PIK, due 5/01/2013)(3)	5,134	5,134	4,807	0.7%
		Convertible Preferred Stock (32,500 units)		396	98	0.0%

				10,095	9,153	1.3%

American Gilsonite Company	Utah / Specialty Minerals	Senior Subordinated Note (12.00% plus 3.00% PIK, due 3/14/2013)(3)	14,783	14,783	14,931	2.1%
		Membership Interest in AGC/PEP, LLC (99.9999%)(16)		1,031	3,532	0.5%

				15,814	18,463	2.6%

Arrowhead General Insurance Agency, Inc.(17)	California / Insurance	Senior Secured Term Loan (8.50%, due 8/08/2012)	850	809	830	0.1%
		Junior Secured Term Loan (10.25% plus 2.50% PIK, due 2/08/2013)	6,179	5,002	5,122	0.7%

				5,811	5,952	0.8%

Caleel + Hayden, LLC(15)	Colorado / Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	818	0.1%
		Options in Mineral Fusion Natural Brands, LLC (11,662 options)		—	—	0.0%

				351	818	0.1%

LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Castro Cheese Company, Inc.	Texas / Food Products	Subordinated Secured Note (11.00% plus 2.00% PIK, due 2/28/2013)(3)	7,692	7,597	7,769	1.1%

				7,597	7,769	1.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
The Copernicus Group, Inc.	North Carolina / Healthcare	Revolving Line of Credit — $500 Commitment (10.00%, due 10/08/2013)(4),(26)	$150	$22	$150	0.0%
		Senior Secured Term Loan A (10.00%, due 10/08/2013)(3),(4)	5,850	5,058	5,416	0.8%
		Senior Subordinated Debt (10.00% plus 10.00% PIK, due 4/08/2014)	13,390	11,421	12,677	1.8%
		Preferred Stock — Series A (1,000,000 shares)		67	104	0.0%
		Preferred Stock — Series C (212,121 shares)		212	246	0.0%

				16,780	18,593	2.6%

Deb Shops, Inc.(17)	Pennsylvania / Retail	Second Lien Debt (14.00% PIK, in non-accrual status effective 2/24/2009, due 10/23/2014)	17,562	14,606	2,051	0.3%

				14,606	2,051	0.3%

Diamondback Operating, LP	Oklahoma / Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	193	0.0%

				—	193	0.0%

EXL Acquisition Corporation.	South Carolina / Electronics	Revolving Line of Credit — $1,000 Commitment (7.75%, due 06/24/2015)(26), (27)		—	—	0.0%
		Senior Secured Term Loan A (7.75%, due 6/24/2015)(3),(4)	12,250	12,250	12,250	1.7%
		Senior Secured Term Loan B (12.00% plus 2.00% PIK, due 12/24/2015)(3)	12,250	12,250	12,250	1.7%
		Common Stock — Class A (2,475 shares)		437	363	0.1%
		Common Stock — Class B (25 shares)		252	103	0.0%

				25,189	24,966	3.5%

Fairchild Industrial Products, Co.(2)	North Carolina / Electronics	Preferred Stock — Class A (285.1 shares)		377	435	0.1%
		Common Stock — Class B (28 shares)		211	228	0.0%

				588	663	0.1%

H&M Oil & Gas, LLC	Texas / Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% PIK, due 9/30/2010)	59,107	59,107	48,867	6.9%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	827	0.1%

				59,107	49,694	7.0%

Hoffmaster Group, Inc.	Wisconsin / Durable Consumer Products	Second Lien Term Loan (13.50%, due 6/2/2017)(3)	20,000	20,000	20,000	2.8%

				20,000	20,000	2.8%

Hudson Products Holdings, Inc.(17)	Texas / Manufacturing	Senior Secured Term Loan (8.00%, due 8/24/2015)(3),(4)	6,365	5,734	5,314	0.7%

				5,734	5,314	0.7%

IEC Systems LP ("IEC") / Advanced Rig Services LLC ("ARS")	Texas / Oilfield Fabrication	IEC Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	19,008	19,008	19,008	2.7%
		ARS Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	11,421	11,421	11,421	1.6%

				30,429	30,429	4.3%

LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Impact Products, LLC	Ohio / Home & Office Furnishings, Housewares & Durable	Junior Secured Term Loan (6.38%, due 9/09/2012)(4)	7,300	6,351	7,290	1.0%
		Senior Subordinated Debt (10.00% plus 5.00% PIK, due 9/09/2012)	5,548	5,300	5,548	0.8%

				11,651	12,838	1.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
Label Corp Holdings, Inc.	Nebraska / Printing & Publishing	Senior Secured Term Loan (8.50%, due 8/08/2014)(3),(4)	$5,794	$5,222	$5,284	0.7%

				5,222	5,284	0.7%

LHC Holdings Corp.(17)	Florida / Healthcare	Revolving Line of Credit — $750 Commitment (9.00%, due 11/30/2012)(26), (27)		—	—	0.0%
		Senior Secured Term Loan A (9.00%, due 11/30/2012)(3),(4)	2,015	2,015	1,839	0.3%
		Senior Subordinated Debt (12.00% plus 2.50% PIK, due 5/31/2013)(3)	4,565	4,199	4,220	0.6%
		Membership Interest (125 units)		216	217	0.0%

				6,430	6,276	0.9%

Mac & Massey Holdings, LLC	Georgia / Food Products	Senior Subordinated Debt (10.00% plus 5.75% PIK, due 2/10/2013)	8,671	7,351	8,643	1.2%
		Membership Interest (250 units)		145	390	0.1%

				7,496	9,033	1.3%

Maverick Healthcare, LLC	Arizona / Healthcare	Second Lien Debt (12.50% plus 3.50% PIK, due 4/30/2014)(3)	13,122	13,122	13,247	1.9%
		Preferred Units (1,250,000 units)		1,252	2,025	0.2%
		Common Units (1,250,000 units)		—	—	0.0%

				14,374	15,272	2.1%

Miller Petroleum, Inc.	Tennessee / Oil & Gas Production	Warrants, Common Stock (2,208,772 warrants, expiring 5/04/2010 to 3/31/2015)(14)		150	1,244	0.2%

				150	1,244	0.2%

Northwestern Management Services, LLC	Florida / Healthcare	Revolving Line of Credit — $1,000 Commitment (4.36%, due 12/13/2012)(26), (27)	350	350	350	0.0%
		Senior Secured Term Loan A (4.36%, due 12/13/2012)(3),(4)	4,309	3,516	3,578	0.5%
		Senior Secured Term Loan B (4.86%, due 12/13/2012)(3),(4)	1,219	904	956	0.1%
		Subordinated Secured Term Loan (12.00% plus 3.00%, due 6/13/2013)(3)	2,971	2,468	2,606	0.4%
		Common Stock (50 shares)		371	564	0.1%

				7,609	8,054	1.1%

Prince Mineral Company, Inc.	New York / Metal Services and Minerals	Junior Secured Term Loan (9.00%, due 12/21/2012)(4)	11,150	11,150	11,150	1.6%
		Senior Subordinated Debt (13.00% plus 2.00%, due 7/21/2013)	12,260	1,420	12,260	1.7%

				12,570	23,410	3.3%

Qualitest Pharmaceuticals, Inc.(17)	Alabama / Pharmaceuticals	Second Lien Debt (7.79%, due 4/30/2015)(3),(4)	12,000	11,955	12,000	1.7%

				11,955	12,000	1.7%

LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Regional Management Corporation.	South Carolina / Financial Services	Second Lien Debt (12.00% plus 2.00% PIK, due 6/29/2012)(3)	25,814	25,814	25,592	3.6%

				25,814	25,592	3.6%

Roll Coater Acquisition Corp	Indiana / Metal Services and Minerals	Subordinated Secured Debt (10.25%, due 9/30/2010)	6,268	6,102	6,082	0.9%

				6,102	6,082	0.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
R-O-M Corporation	Missouri / Automobile	Revolving Line of Credit — $1,750 Commitment (4.50%, due 2/08/2013)(26), (27)		$—	$—	0.0%
		Senior Secured Term Loan A (4.50%, due 2/08/2013)(3),(4)	$4,640	4,025	4,571	0.6%
		Senior Secured Term Loan B (8.00%, due 5/08/2013)(3),(4)	7,251	7,251	7,078	1.0%
		Senior Subordinated Debt (12.00% plus 3.00% PIK due 8/08/2013)(3)	7,118	6,799	6,392	0.9%

				18,075	18,041	2.5%

Seaton Corp	Illinois / Business Services	Subordinated Secured (12.50% plus 2.00% PIK, due 3/14/2011)	12,296	12,060	12,132	1.7%

				12,060	12,132	1.7%

Shearer's Foods, Inc.	Ohio / Food Products	Junior Secured Debt (12.00% plus 3.00% PIK, due 3/31/2016)(3)	35,266	35,266	36,119	5.1%
		Membership Interest in Mistral Chip Holdings, LLC (2,000 units)(18)		2,560	6,136	0.9%
		Membership Interest in Mistral Chip Holdings, LLC 2 (595 units)(18)		762	1,825	0.2%

				38,588	44,080	6.2%

Skillsoft Public Limited Company	Ireland / Prepackaged Software	Subordinated Unsecured (11.125%, due 06/01/2018)	15,000	14,903	15,000	2.2%

				14,903	15,000	2.2%

Stryker Energy, LLC	Ohio / Oil & Gas Production	Subordinated Secured Revolving Credit Facility (12.00%, due 12/01/2012)(3),(4)	29,724	29,507	29,624	4.2%
		Overriding Royalty Interests(19)		—	2,768	0.4%

				29,507	32,392	4.6%

TriZetto Group(17)	California / Healthcare	Subordinated Unsecured Note (12.00% plus 1.50% PIK, due 10/01/2016)(3)	15,434	15,306	15,895	2.2%

				15,306	15,895	2.2%

Unitek(17)	Pennsylvania / Technical Services	Second Lien Debt (13.08%, due 12/31/2013)(3),(4)	11,500	11,387	11,615	1.7%

				11,387	11,615	1.7%

Wind River Resources Corp. and Wind River II Corp.	Utah / Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% default interest, in non-accrual status effective 12/01/2008, due 7/31/2010)(4)	15,000	15,000	8,779	1.2%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				15,000	8,779	1.2%

		Total Non-control/Non-affiliate Investments (Level 3 Investments)		476,441	477,417	67.1%

		Total Level 3 Portfolio Investments		727,243	747,115	105.0%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia / Aerospace & Defense	Common Stock (10,000 shares)		56	38	0.0%

				56	38	0.0%

Dover Saddlery, Inc.	Massachusetts / Retail	Common Stock (30,974 shares)		63	97	0.0%

				63	97	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
LyondellBasell Industries N.V.(22)	Netherlands / Chemical Company	Class A Common Stock (26,961 shares)		$874	$435	0.2%
		Class B Common Stock (49,421 shares)		523	798	0.0%

				1,397	1,233	0.2%

		Total Non-control/Non-affiliate Investments (Level 1 Investments)		1,516	1,368	0.2%

		Total Portfolio Investments		728,759	748,483	105.2%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)				62,183	62,183	8.8%
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)(3)				6,687	6,687	0.9%
Victory Government Money Market Funds				1	1	0.0%

		Total Money Market Funds		68,871	68,871	9.7%

		Total Investments		797,630	817,354	114.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

Endnote Explanations for the Consolidated Schedule of Investments as of December 31, 2010 and June 30, 2010

(1)
The securities in which Prospect Capital Corporation ("we", "us" or "our") has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the "Securities Act". These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of December 31, 2010, two of our portfolio investments, Allied Defense Group, Inc. ("Allied") and Dover Saddlery, Inc. ("Dover") were publically traded and classified as Level 1 within the valuation hierarchy established by Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"). As of June 30, 2010, three of our portfolio investments, Allied, Dover and LyondellBasel Industries N.V., were publically traded and classified as Level 1 within the valuation hierarchy established by ASC 820. As of December 31, 2010 and June 30, 2010, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Note 2 and Note 4 within the accompanying consolidated financial statements for further discussion.

(3)
Security, or portion thereof, is pledged as collateral for the revolving credit facility (See Note 5). The market values of these investments at December 31, 2010 and June 30, 2010 were $607,021 and $512,244, respectively; they represent 57.8% and 62.7% of total investments at fair value, respectively. Prospect Capital Funding, LLC (See Note 1), our wholly-owned subsidiary, holds an aggregate market value of $546,425 and $451,648 of these investments as of December 31, 2010 and June 30, 2010, respectively.

(4)
Security, or portion thereof, has a floating interest rate. Stated interest rate was in effect at December 31, 2010 and June 30, 2010.

(5)
There are several entities involved in the Biomass investment. We own 100 shares of common stock in Worcester Energy Holdings, Inc. ("WEHI"), representing 100% of the issued and outstanding common stock. WEHI, in turn, owns 51 membership certificates in Biochips LLC ("Biochips"), which represents a 51% ownership stake.

We own 282 shares of common stock in Worcester Energy Co., Inc. ("WECO"), which represents 51% of the issued and outstanding common stock. We own directly 1,665 shares of common stock in Change Clean Energy Inc. ("CCEI"), f/k/a Worcester Energy Partners, Inc., which represents 51% of the issued and outstanding common stock and the remaining 49% is owned by WECO. CCEI owns 100 shares of common stock in Precision Logging and Landclearing, Inc. ("Precision"), which represents 100% of the issued and outstanding common stock.

During the quarter ended March 31, 2009, we created two new entities in anticipation of the foreclosure proceedings against the co-borrowers (WECO, CCEI and Biochips) Change Clean Energy Holdings, Inc. ("CCEHI") and DownEast Power Company, LLC ("DEPC"). We own 1,000 shares of CCEHI, representing 100% of the issued and outstanding stock, which in turn, owns a 100% of the membership interests in DEPC.

On March 11, 2009, we foreclosed on the assets formerly held by CCEI and Biochips with a successful credit bid of $6,000 to acquire the assets. As a result of the foreclosure our direct ownership in CCEI

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

  increased to 3,265 shares of common stock. The assets were subsequently assigned to DEPC. WECO, CCEI and Biochips are joint borrowers on the term note issued to Prospect Capital. Effective July 1, 2008, this loan was placed on non-accrual status. Biochips, WECO, CCEI, Precision and WEHI currently have no material operations and no significant assets. As of June 30, 2009, our Board of Directors assessed a fair value of $0 for all of these equity positions and the loan position. We determined that the impairment of both CCEI and CCEHI as of June 30, 2009 was other than temporary and recorded a realized loss for the amount that the amortized cost exceeds the fair value at June 30, 2009. Our Board of Directors set value at zero for the CCEHI investment as of December 31, 2010 and June 30, 2010.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC ("Conquest"), as a result of the deterioration of Conquest's financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn owns 100% of the membership interest in Coalbed LLC.

On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx rollup, the Coalbed LLC assets and loan was assigned to Manx, the holding company. As of December 31, 2010, our Board of Directors assessed a fair value of $975 for the loan position in Coalbed LLC, a decrease of $439 from the fair value as of June 30, 2010.

(7)
In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)
Gas Solutions Holdings, Inc. is a wholly-owned investment of us.

(9)
Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff ("THS"), f/k/a Lisamarie Fallon, Inc. representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. ("VSA"), representing 100% ownership. VSA is a holding company for the real property of Integrated Contract Services, Inc. ("ICS") purchased during the foreclosure process.

(10)
Loan is with THS an affiliate of ICS.

(11)
On June 30, 2008, we consolidated our holdings in four coal companies into Yatesville Coal Holdings, Inc. ("Yatesville"), and consolidated the operations under one management team. As part of the transaction, the debt that we held of C&A Construction, Inc. ("C&A"), Genesis Coal Corp. ("Genesis"), North Fork Collieries LLC ("North Fork") and Unity Virginia Holdings LLC ("Unity") were exchanged for newly issued debt from Yatesville, and our ownership interests in C&A, E&L Construction, Inc. ("E&L"), Whymore Coal Company Inc. ("Whymore") and North Fork were exchanged for 100% of the equity of Yatesville. This reorganization allows for a better utilization of the assets in the consolidated group.

At December 31, 2010 and at June 30, 2010, Yatesville owned 100% of the membership interest of North Fork. In addition, Yatesville held a $9,325 note receivable from North Fork as of those two respective dates.

At December 31, 2010 and at June 30, 2010, we owned 96% and 87%, respectively, of the common stock of Genesis and held a note receivable of $20,897 as of those two respective dates.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

  Yatesville held a note receivable of $4,261 from Unity at December 31, 2010 and at June 30, 2010.

  There are several entities involved in Yatesville's investment in Whymore at June 30, 2009. As of June 30, 2009, Yatesville owned 10,000 shares of common stock or 100% of the equity and held a $14,973 senior secured debt receivable from C&A, which owns the equipment. Yatesville owned 10,000 shares of common stock or 100% of the equity of E&L, which leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Yatesville owned 4,900 shares of common stock or 49% of the equity of Whymore, which applies for and holds permits on behalf of E&L. Yatesville also owned 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Whymore and E&L are guarantors under the C&A credit agreement with Yatesville.

  In August 2009, Yatesville sold its 49% ownership interest in the common shares of Whymore to the 51% holder of the Whymore common shares ("Whymore Purchaser"). All reclamation liability was transferred to the Whymore Purchaser. In September 2009, Yatesville completed an auction for all of its equipment.

  Yatesville currently has no material operations. During the quarter ended December 31, 2009, our Board of Directors determined that the impairment of Yatesville was other than temporary and we recorded a realized loss for the amount that the amortized cost exceeds the fair value. Our Board of Directors set the value of the remaining Yatesville investment at zero and $808 as of December 31, 2010 and June 30, 2010, respectively.

(12)
On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx Energy, a new entity consisting in the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx.

(13)
On a fully diluted basis represents 10.00% of voting common shares.

(14)
Total common shares outstanding of 38,281,253 as of December 7, 2010 from Miller Petroleum, Inc.'s ("Miller") Quarterly Report on Form 10-Q filed on December 10, 2010. Total common shares outstanding of 33,389,383 as of July 22, 2010 from Miller's Annual Report on Form 10-K filed on July 28, 2010 as applicable to our June 30, 2010 reporting date.

(15)
A portion of the positions listed were issued by an affiliate of the portfolio company.

(16)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 5,111 vested and unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(17)
Syndicated investment which had been originated by another financial institution and broadly distributed.

(18)
At December 31, 2010 and June 30, 2010, Mistral Chip Holdings, LLC owns 44,800 shares of Chip Holdings, Inc. and Mistral Chip Holdings 2, LLC owns 11,975 shares in Chip Holdings, Inc. Chip Holdings, Inc. is the parent company of Shearer's Foods, Inc. and has 67,936 shares outstanding before adjusting for management options.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)
December 31, 2010 and June 30, 2010

(19)
The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(20)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets. Our remaining outstanding debt after the sale was written off on December 31, 2009 and no value has been assigned to the equity position as of December 31, 2010 and June 30, 2010.

(21)
We own 100% of Freedom Marine Holding, Inc., which owns 82.94% of the common units of Freedom Marine Services LLC.

(22)
We own warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation ("Metal Buildings"), the former holding company of Borga, Inc. Metal Buildings Holding Corporation owned 100% of Borga, Inc.

On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc.

(23)
We own 100% of C&J Cladding Holding Company, Inc., which owns 40% of the membership interests in C&J Cladding, LLC.

(24)
On January 1, 2010, we restructured our senior secured and bridge loans investment in Iron Horse Coiled Tubing, Inc. ("Iron Horse") and we reorganized Iron Horse's management structure. The senior secured loan and bridge loan were replaced with three new tranches of senior secured debt. From June 30, 2009 to December 31, 2010, our total ownership of Iron Horse decreased from 80.0% to 70.4%, respectively, and we will continue to transfer ownership interests to Iron Horse's management as they repay our outstanding debt.

As of December 31, 2010 and June 30, 2010, our Board of Directors assessed a fair value in Iron Horse of $18,993 and $12,054, respectively.

(25)
We own 2,800,000 units in Class A Membership Interests and 372,094 units in Class A-1 Membership Interests.

(26)
Undrawn committed revolvers incur a 0.50% commitment fee. As of December 31, 2010 and June 30, 2010, we have $11,507 and $10,382 of undrawn revolver commitments to our portfolio companies, respectively.

(27)
Stated interest rates are based on December 31, 2010 and June 30, 2010 one month LIBOR rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a LIBOR rate contract or Base Rate contract when drawing on the revolver.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data)

Note 1.    Organization

        References herein to "we", "us" or "our" refer to Prospect Capital Corporation and its subsidiary unless the context specifically requires otherwise.

        We were formerly known as Prospect Energy Corporation, a Maryland corporation. We were organized on April 13, 2004 and were funded in an initial public offering ("IPO"), completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company ("BDC"), under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have qualified and have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financings, recapitalizations, and other purposes.

        On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding, LLC, a Delaware limited liability company, for the purpose of holding certain of our loan investments in the portfolio which are used as collateral for our credit facility.

Note 2.    Significant Accounting Policies

        The following are significant accounting policies consistently applied by us:

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

  Use of Estimates

        The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

  Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

  Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

  Investment Risks

        The Company's investments are subject to a variety of risks. Those risks include the following:

  Market Risk

        Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

  Credit Risk

        Credit risk represents the risk that the Company would incur if the counterparties failed to perform pursuant to the terms of their agreements with the Company.

  Liquidity Risk

        Liquidity risk represents the possibility that the Company may not be able to rapidly adjust the size of its positions in times of high volatility and financial stress at a reasonable price.

  Interest Rate Risk

        Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

  Prepayment Risk

        Most of the Company's debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate,

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

  Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

          1) Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm;

          2) the independent valuation firm engaged by our Board of Directors conducts independent appraisals and makes their own independent assessment;

          3) the audit committee of our Board of Directors reviews and discusses the preliminary valuation by our Investment Adviser within the valuation range presented by the independent valuation firm; and

          4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firm and the audit committee.
        Investments are valued utilizing a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        In September 2006, the Financial Accounting Standards Board ("FASB") issued ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning in the quarter ended September 30, 2008.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:    Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

          Level 2:    Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The changes to GAAP from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        In April 2009, the FASB issued ASC Subtopic 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("ASC 820-10"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 for the three and six months ended December 31, 2010 and 2009, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

  Valuation of Other Financial Assets and Financial Liabilities

        In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1"). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We adopted this statement on July 1, 2008 and have elected not to value other assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

  Senior Convertible Notes

        We have recorded the Senior Convertible Notes (See Note 6) at their contractual amounts. The Senior Convertible Notes were analyzed for any features that would require its accounting to be bifurcated and they were determined to be immaterial.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

  Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot was determined based on the difference between par value and fair market value as of December 2, 2009, and will continue to accrete until maturity or repayment of the respective loans.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

        Loans are placed on non-accrual status when there is reasonable doubt that principal or interest will not be collected in accordance with the terms of the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current.

  Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the "Code"), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual taxable income in the calendar year it is earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

        We adopted FASB ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of December 31, 2010 and for the three and six months then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

  Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a monthly dividend or distribution is approved by our Board of Directors quarterly and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

  Financing Costs

        We record origination expenses related to our credit facility and the Senior Convertible Notes as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method for our revolving credit facility and the effective interest method for our Senior Convertible Notes, over the respective stated life.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

  Guarantees and Indemnification Agreements

        We follow FASB ASC 460, Guarantees ("ASC 460"). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees. ASC 460 did not have a material effect on the financial statements.

  Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. In accordance with ASC 946, Financial Services — Investment Companies, convertible securities are not considered in the calculation of net assets per share.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

  Recent Accounting Pronouncements

        In June 2009, the FASB issued ASC 860, Accounting for Transfers of Financial Assets — an amendment to FAS 140 ("ASC 860"). ASC 860 improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets: the effects of a transfer on its financial position, financial performance, and cash flows: and a transferor's continuing involvement, if any, in transferred financial assets. ASC 860 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. The adoption of this standard had no effect on our results of operation or our financial position.

        In June 2009, the FASB issued ASC 810, Consolidation ("ASC 810"). ASC 810 is intended to (1) address the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, as a result of the elimination of the qualifying special-purpose entity concept in ASC 860, and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always provide timely and useful information about an enterprise's involvement in a variable interest entity. ASC 810 is effective as of the beginning of our first annual reporting period that begins after November 15, 2009. The adoption of this standard had no effect on our results of operation or our financial position.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Our management does not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

        In February 2010, the FASB issued Accounting Standards Update 2010-10, Consolidation (Topic 810) — Amendments for Certain Investments Funds ("ASU 2010-10"), which defers the application of the consolidation guidance in ASC 810 for certain investments funds. The disclosure requirements continue to apply to all entities. ASU 2010-10 is effective as of the beginning of the first annual period that begins after November 15, 2009 and for interim periods within that first annual period. The adoption of this standard had no effect on our results of operation or our financial position.

        In August 2010, the FASB issued Accounting Standards Update 2010-21, Accounting for Technical Amendments to Various SEC Rules and Schedules ("ASU 2010-21"). ASU 2010-21 amends various SEC paragraphs pursuant to the issuance of Release No. 33-9026: Technical Amendments to Rules, Forms, Schedules and Codification of Financial Reporting Policies. The adoption of this standard had no effect on our results of operation or our financial position.

        In August 2010, the FASB issued Accounting Standards Update 2010-22, Accounting for Various Topics — Technical Corrections to SEC Paragraphs ("ASU 2010-22"). ASU 2010-22 amends various SEC paragraphs based on external comments received and the issuance of Staff Accounting Bulletin ("SAB")

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

112, which amends or rescinds portions of certain SAB topics. The adoption of this standard had no effect on our results of operation or our financial position.

        In December 2010, the FASB issued Accounting Standards Update 2010-29, Business Combinations (Topic 805) — Disclosure of Supplementary Pro Forma Information for Business Combinations (a consensus of the FASM Emerging Issues Task Force ("ASU 2010-29"). ASU 2010-29 addresses diversity in practice about the interpretation of pro forma revenue and earnings disclosure requirements for business combinations. The amended guidance in ASU 2010-29 specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior reporting period only. This standard also expands the supplemental pro forma disclosures under ASC 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments in ASU 2010-29 are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010, with early adoption permitted. We do not believe that the adoption of the amended guidance in ASU 2010-29 will have a significant effect on our financial statements.

Note 3.    Patriot Acquisition

        On December 2, 2009, we acquired the outstanding shares of Patriot Capital Funding, Inc. ("Patriot") common stock for $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement.

        On December 2, 2009, Patriot made a final dividend payment equal to its undistributed net ordinary income and capital gains of $0.38 per share. In accordance with a recent IRS revenue procedure, the dividend was paid 10% in cash and 90% in newly issued shares of Patriot's common stock. The exchange ratio was adjusted to give effect to the final income distribution.

        The merger has been accounted for as an acquisition of Patriot by Prospect Capital Corporation ("Prospect") in accordance with acquisition method of accounting as detailed in ASC 805, Business Combinations ("ASC 805"). The fair value of the consideration paid was allocated to the assets acquired and liabilities assumed based on their fair values as the date of acquisition. As described in more detail in ASC 805, goodwill, if any, would have been recognized as of the acquisition date, if the consideration transferred exceeded the fair value of identifiable net assets acquired. As of the acquisition date, the fair value of the identifiable net assets acquired exceeded the fair value of the consideration transferred, and we recognized the excess as a gain. A preliminary gain of $5,714 was recorded by Prospect in the quarter ended December 31, 2009 related to the acquisition of Patriot, which was revised in the fourth quarter of Fiscal 2010 to $7,708, when we settled severance accruals related to certain members of Patriot's top management and finalized during the first quarter of Fiscal 2011, to $8,632, when we settled the remaining severance accruals related to the last two members of Patriot's top management. Under ASC 805, the adjustments to our preliminary estimate were reflected in the three months ended December 31, 2009 (See Note 13). The acquisition of Patriot was negotiated in July 2009 with the purchase agreement being signed on August 3, 2009. Between July 2009 and December 2, 2009, our valuation of certain of the investments

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

acquired from Patriot increased due to market improvement, which resulted in the recognition of the gain at closing.

  Purchase Price Allocation

        The purchase price has been allocated to the assets acquired and the liabilities assumed based on their estimated fair values as summarized in the following table:

Cash (to repay Patriot debt)	$107,313
Cash (to fund purchase of restricted stock from former Patriot employees)	970
Common stock issued(1)	92,800

Total purchase price	201,083

Assets acquired:
Investments(2)	207,126
Cash and cash equivalents	1,697
Other assets	3,859

Assets acquired	212,682
Other liabilities assumed	(2,967)

Net assets acquired	209,715

Gain on Patriot acquisition(3)	$8,632

(1)
The value of the shares of common stock exchanged with the Patriot common shareholders was based upon the closing price of our common stock on December 2, 2009, the price immediately prior to the closing of the transaction.

(2)
The fair value of Patriot's investments were determined by the Board of Directors in conjunction with an independent valuation agent. This valuation resulted in a purchase price which was $98,150 below the amortized cost of such investments. For those assets which are performing, Prospect will record the accretion to par value in interest income over the remaining term of the investment.

(3)
The gain has been determined after the final payments of certain liabilities have been settled.

  Condensed Statement of Net Assets Acquired

        The following condensed statement of net assets acquired reflects the values assigned to Patriot's net assets as of the acquisition date, December 2, 2009.

Investment securities	$207,126
Cash and cash equivalents	1,697
Other assets	3,859

Total assets	212,682
Other liabilities	(2,967)

Final fair value of net assets acquired	$209,715

        The following unaudited pro forma condensed combined financial information does not purport to be indicative of actual financial position or results of our operations had the Patriot acquisition actually been

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

consummated as of July 1, 2009. Certain one-time charges have been eliminated. The pro forma adjustments reflecting the allocation of the purchase price of Patriot and the gain of $8,632 recognized on the Patriot Acquisition have been eliminated. Management has realized net operating synergies from this transaction. The pro forma condensed combined financial information does not reflect the potential impact of these synergies and does not reflect any impact of additional accretion which would have been recognized on the transaction, except for that which was recorded after the transaction was consummated on December 2, 2009

	For the Three Months Ended December 31, 2009	For the Six Months Ended December 31, 2009
Total Investment Income	$28,449	$58,017
Net Investment Income	11,431	24,934
Net Decrease in Net Assets Resulting from Operations	(22,320)	(33,396)
Net Decrease in Net Assets Resulting from Operations per share	$(0.34)	$(0.54)

Note 4.    Portfolio Investments

        At December 31, 2010, we had invested in 58 long-term portfolio investments, which had an amortized cost of $886,068 and a fair value of $918,221 and at June 30, 2010, we had invested in 58 long-term portfolio investments, which had an amortized cost of $728,759 and a fair value of $748,483.

        As of December 31, 2010, we own controlling interests in AIRMALL USA, Inc., Ajax Rolled Ring & Machine, Inc., AWCNC, LLC, Borga, Inc. ("Borga"), C&J Cladding, LLC, Change Clean Energy Holdings, Inc., Fischbein, LLC, Freedom Marine Services LLC ("Freedom Marine"), Gas Solutions Holdings, Inc. ("GSHI"), Integrated Contract Services, Inc. ("ICS"), Iron Horse Coiled Tubing, Inc. ("Iron Horse"), Manx Energy, Inc. ("Manx"), NRG Manufacturing, Inc., Nupla Corporation ("Nupla"), R-V Industries, Inc. and Yatesville Coal Holdings, Inc. ("Yatesville"). We also own an affiliated interest in Biotronic NeuroNetwork, Boxercraft Incorporated, KTPS Holdings, LLC, Smart, LLC, and Sport Helmets Holdings, LLC.

        The fair values of our portfolio investments as of December 31, 2010 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices in Active Markets for Identical Securities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments at fair value
Control investments	$—	$—	$264,228	$264,228
Affiliate investments	—	—	74,709	74,709
Non-control/Non-affiliate investments	114	—	579,170	579,284

	114	—	918,107	918,221
Investments in money market funds	—	132,194	—	132,194

Total assets reported at fair value	$114	$132,194	$918,107	$1,050,415

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

        The aggregate values of Level 3 portfolio investments changed during the six months ended December 31, 2010 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2010	$195,958	$73,740	$477,417	$747,115
Total realized (loss) gain, net	(803)	—	5,416	4,613
Change in unrealized (depreciation) appreciation	17,893	236	(4,460)	13,669	(1)

Net realized and unrealized gain (loss)	17,090	236	956	18,282
Purchases of portfolio investments	58,198	1,329	207,142	266,669
Payment-in-kind interest	1,639	718	3,660	6,017
Accretion of purchase discount	66	1,276	4,618	5,960
Repayments and sales of portfolio investments	(8,723)	(2,590)	(114,623)	(125,936)
Transfers within Level 3	—	—	—	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of December 31, 2010	$264,228	$74,709	$579,170	$918,107

(1)
Relates to assets held at December 31, 2010

        The aggregate values of Level 3 portfolio investments changed during the six months ended December 31, 2009 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2009	$206,332	$32,254	$308,582	$547,168
Total realized loss	(51,229)	—	—	(51,229)
Change in unrealized appreciation (depreciation)	7,390	(283)	(7,209)	(102	)(1)

	(43,839)	(283)	(7,209)	(51,331)
Assets acquired in the Patriot acquisition	10,534	36,400	160,073	207,007
Purchases of portfolio investments	5,854	—	1,467	7,321
Payment-in-kind interest	725	193	1,141	2,059
Accretion of purchase discount	3,343	281	3,046	6,670
Repayments and sales of portfolio investments	(8,733)	(2,516)	(59,628)	(70,877)
Transfers within Level 3	17,682	150	(17,832)	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of December 31, 2009	$191,898	$66,479	$389,640	$648,017

(1)
Relates to assets held at December 31, 2009

        At December 31, 2010, eight loan investments were on non-accrual status: Borga, Deb Shops, Inc. ("Deb Shops"), Freedom Marine, ICS, Nupla, Manx, Wind River Resources Corp. and Wind River II Corp. ("Wind River"), and Yatesville. At June 30, 2010, nine loan investments were also on non-accrual

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

status: Borga, Deb Shops, ICS, Iron Horse, Nupla, Manx, Sidump'r Trailer Company, Inc., Wind River and Yatesville. The loan principal of these loans amounted to $88,834 and $163,653 as of December 31, 2010 and June 30, 2010, respectively. The fair values of these investments represent approximately 2.3% and 5.6% of our net assets as of December 31, 2010 and June 30, 2010, respectively. For the three months ended December 31, 2010 and December 31, 2009, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $3,495 and $8,052, respectively. For the six months ended December 31, 2010 and December 31, 2009, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $6,568 and $12,510, respectively. At December 31, 2010, we held one asset on accrual status for which the payment of interest was past-due more than 90 days, H&M Oil and Gas, LLC. The principal balance of this loan is $60,019 and the accrued interest receivable is $3,952 at December 31, 2010. The past due interest of $3,952 was collected in full on January 18, 2011. We expect full repayment of principal and interest on this loan.

        GSHI has indemnified us against any legal action arising from its investment in Gas Solutions, LP. We have incurred approximately $2,093 from the inception of the investment in GSHI through December 31, 2009 for fees associated with a legal action, and GSHI has reimbursed us for the entire amount. There were no such legal fees incurred or reimbursed for the three and six months ended December 31, 2010 and December 31, 2009. Additionally, certain other expenses incurred by us which are attributable to GSHI have been reimbursed by GSHI and are reflected as dividend income: control investments in the Consolidated Statements of Operations. For the three months ended December 31, 2010 and December 31, 2009, such reimbursements totaled as $2,100 and $800, respectively. For the six months ended December 31, 2010 and December 31, 2009, such reimbursements totaled as $3,850 and $2,031, respectively.

        On December 3, 2010, we exercised our warrants in Miller Petroleum, Inc ("Miller") and received 2,013,814 shares of Miller common stock. On December 27, 2010, we sold 1,397,510 these shares at $3.95 net proceeds per share, realizing a gain of $5,415. The remaining 616,304 shares of Miller common stock were sold on January 10, 2010.

        During the three months ended December 31, 2009, we discontinued operations at Yatesville. As of December 31, 2009, consistent with the decision to discontinue operations, we determined that the impairment of Yatesville was other-than-temporary and recorded a realized loss of $51,228 for the amount that the amortized cost exceeded the fair market value. As of December 31, 2010 and June 30, 2010, Yatesville is valued at zero and $808, respectively.

        The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $138,070 and $210,438 during the three months ended December 31, 2010 and December 31, 2009, respectively. These placements and acquisitions totaled $275,867 and $216,506 during the six months ended December 31, 2010 and December 31, 2009, respectively. The $210,438 and $216,506 for the three and six months ended December 31, 2009, respectively, include $207,126 of portfolio investments acquired from Patriot. Debt repayments and sales of equity securities with a cost basis of $62,915 and $45,494 were received during the three months ended December 31, 2010 and December 31, 2009, respectively. These repayments and sales amounted to $131,063 and $69,735 during the six months ended December 31, 2010 and December 31, 2009, respectively.

        During the three and six months ended December 31, 2010, we recognized $1,305 and $5,353, respectively, of interest income due to purchase discount accretion from the assets acquired from Patriot.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Included in the $5,353 for the six months ended December 31, 2010, is $1,116 of accelerated accretion resulting from the repayment of Impact Products, LLC. We also recapitalized our debt investment in Northwestern Management Services, LLC. The $20,000 loan was issued at market terms comparable to other industry transactions. In accordance with ASC 320-20-35 the cost basis of the new loan was recorded at par value, which precipitated the acceleration of $1,612 of original purchase discount from the loan repayment which was recognized as interest income. There was no accelerated accretion recorded during the quarter ended December 31, 2010.

        During the period from the acquisition of Patriot on December 2, 2009 to December 31, 2009, we recognized $7,495 of interest income from the assets acquired from Patriot. Included in this amount is $4,560 resulting from the acceleration of purchase discounts from the early repayments of three loans, three revolving lines of credit and the sale of one investment position.

Note 5.    Revolving Credit Agreements

        On June 6, 2007, we closed on a $200,000 three-year revolving credit facility (as amended on December 31, 2007) with Rabobank Nederland ("Rabobank") as administrative agent and sole lead arranger (the "Rabobank Facility").

        On June 25, 2009, we completed a first closing on an expanded $250,000 revolving credit facility. The new Syndicated Facility, which had $175,000 total commitments as of June 30, 2009, included an accordion feature which allows the Syndicated Facility to accept up to an aggregate total of $250,000 of commitments for which we solicited additional commitments from other lenders for an additional $35,000 raising the commitments to $210,000. The revolving period ended on June 11, 2010, when we closed on our expanded revolving credit facility. On June 11, 2010, we closed an extension and expansion of our revolving credit facility with a syndicate of lenders (the "Syndicated Facility"). The lenders have extended commitments of $285,000 under the Syndicated Facility as of December 31, 2010. The Syndicated Facility includes an accordion feature which allows the facility to be increased to up to $400,000 of commitments in the aggregate to the extent additional or existing lenders commit to increase the commitments (See Note 14.). We will seek to add additional lenders in order to reach the maximum size; although no assurance can be given we will be able to do so. As we make additional investments which are eligible to be pledged under the Syndicated Facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. The revolving period of the Syndicated Facility extends through June 2012, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due if required by the lenders.

        The Syndicated Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The Syndicated Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Syndicated Facility. The Syndicated Facility also requires the maintenance of a minimum liquidity requirement. At December 31, 2010, we were in compliance with the applicable covenants.

        Interest on borrowings under the Syndicated Facility is one-month LIBOR plus 325 basis points, subject to a minimum LIBOR floor of 100 basis points. Additionally, the lenders charge a fee on the

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

unused portion of the Syndicated Facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise. The Syndicated Facility requires us to pledge assets as collateral in order to borrow under the credit facility. As of December 31, 2010 and June 30, 2010, we had $242,890 and $180,678 available to us for borrowing under our Syndicated Facility, of which zero and $100,300 was outstanding, respectively. As we make additional investments which are eligible to be pledged under the Syndicated Facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. At December 31, 2010, the investments used as collateral for the Syndicated Facility had an aggregate market value of $607,021, which represents 67.2% of net assets. Prospect Capital Funding, LLC, our wholly-owned subsidiary, holds $546,425 of these investments at market value as of December 31, 2010. The release of any assets from Prospect Capital Funding, LLC requires the approval of Rabobank as facility agent.

        In connection with the origination and amendments of the Syndicated Facility, we incurred $9,390 of fees, including $3,224 of fees carried over from the previous facility, which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $7,079 remains to be amortized.

Note 6.    Senior Convertible Notes

        On December 21, 2010, we issued $150,000 in aggregate principal amount of our 6.25% senior convertible notes due 2015 ("Senior Convertible Notes") for net proceeds following underwriting expenses of approximately $145,200. Interest on the Senior Convertible Notes is paid semi-annually in arrears on June 15 and December 15, at a rate of 6.25% per year, commencing June 15, 2011. The Senior Convertible Notes mature on December 15, 2015 unless converted earlier. The Senior Convertible Notes are convertible into shares of Common Stock at an initial conversion rate and conversion rate at December 31, 2010 of 88.0902 shares of Common Stock per $1,000 principal amount of Senior Convertible Notes, which is equivalent to a conversion price of approximately $11.352 per share of Common Stock, subject to adjustment in certain circumstances. The conversion rate for the Senior Convertible Notes will be increased if monthly cash dividends paid to common shares exceed the rate of $0.101125 cents per share, subject to adjustment.

        In no event will the total number of shares of common stock issuable upon conversion exceed 96.8992 per $1,000 principal amount of the Senior Convertible Notes (the "conversion rate cap"), except that, to the extent we receive written guidance or a no-action letter from the staff of the Securities and Exchange Commission (the "Guidance") permitting us to adjust the conversion rate in certain instances without regard to the conversion rate cap and to make the Senior Convertible Notes convertible into certain reference property in accordance with certain reclassifications, business combinations, asset sales and corporate events by us without regard to the conversion rate cap, we will make such adjustments without regard to the conversion rate cap and will also, to the extent that we make any such adjustment without regard to the conversion rate cap pursuant to the Guidance, adjust the conversion rate cap accordingly. We will use our commercially reasonable efforts to obtain such Guidance as promptly as practicable.

        Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Senior Convertible Notes.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

        No holder of Senior Convertible Notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. We will not issue any shares in connection with the conversion or redemption of the Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules.

        Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Notes upon a fundamental change at a price equal to 100% of the principal amount of the Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, upon a fundamental change that constitutes a non-stock change of control we will also pay holders an amount in cash equal to the present value of all remaining interest payments (without duplication of the foregoing amounts) on such Senior Convertible Notes through and including the maturity date.

        In connection with the issuance of the Senior Convertible Notes, we incurred $5,045 of fees which are being amortized over the term of the facility in accordance with ASC 470-50, Debt Modifications and Extinguishments, of which $5,026 remains to be amortized.

        For the period from December 21, 2010 (the date of issuance of the notes) to December 31, 2010, we recorded $280 of interest costs and amortization of financing costs as interest expense.

Note 7.    Equity Offerings and Related Expenses

        We issued 18,494,476 and 11,431,797 shares of our common stock during the six months ended December 31, 2010 and December 31, 2009, respectively. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds Raised	Underwriting Fees	Offering Expenses	Offering Price
November 16, 2010 — December 15, 2010(1)	4,513,920	$45,147	$904	$333	$10.00
September 29, 2010 — November 3, 2010(2)	5,231,956	$51,597	$1,033	$163	$9.861
July 22, 2010 — September 28, 2010(3)	6,000,000	$58,403	$1,156	$103	$9.734
July 1, 2010 — July 21, 2010(4)	2,748,600	$26,799	$536	$—	$9.749
September 24, 2009(5)	2,807,111	$25,264	$—	$840	$9.000
August 20, 2009(5)	3,449,686	$29,322	$—	$117	$8.500
July 7, 2009	5,175,000	$46,575	$2,329	$200	$9.000

(1)
On November 10, 2010, we established a fourth at-the-market program through which we may sell, from time to time and at our sole discretion 9,750,000 shares of our common stock. Through this program we issued 4,513,920 shares of our common stock at an average price of $10.00 per share, raising $45,147 of gross proceeds, from November 16, 2010 through December 15, 2010.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

(2)
On September 24, 2010, we established a third at-the-market program through which we sold 5,231,956 shares of our common stock at an average price of $9.86 per share, raising $51,597 of gross proceeds, from September 29, 2010 through November 3, 2010.

(3)
On July 19, 2010, we established a second at-the-market program through which we sold 6,000,000 shares of our common stock at an average price of $9.73 per share, raising $58,403 of gross proceeds, from July 22, 2010 through September 28, 2010.

(4)
On March 17, 2010, we established an at-the-market program through which we sold 8,000,000 shares of our common stock. Through this program we issued 2,748,600 shares of our common stock at an average price of $9.75 per share, raising $26,799 of gross proceeds, from July 1, 2010 through July 21, 2010.

(5)
Concurrent with the sale of these shares, we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the shares. We have filed with the SEC a post-effective amendment to the registration statement on Form N-2 which has been declared effective by the SEC.

        Our shareholders' equity accounts at December 31, 2010 and June 30, 2010 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, private offerings, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

        On December 2, 2009, we issued 8,444,068 shares of common stock to acquire Patriot. This transaction is described in further detail in Note 3.

        On October 9, 2008, our Board of Directors approved a share repurchase plan under which we may repurchase up to $20,000 of our common stock at prices below our net asset value as reported in our financial statements published for the year ended June 30, 2008. We have not made any purchases of our common stock during the period from October 9, 2008 to December 31, 2010 pursuant to this plan.

        On October 29, 2010, November 30, 2010 and December 31, 2010, we issued shares of our common stock in connection with the dividend reinvestment plan of 92,999, 87,941 and 89,603, respectively.

        On November 8, 2010, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.100875 per share for November 2010 to holders of record on November 30, 2010 with a payment date of December 31, 2010;

  •
  $0.101000 per share for December 2010 to holders of record on December 31, 2010 with a payment date of January 31, 2011; and

  •
  $0.101125 per share for January 2011 to holders of record on January 31, 2011 with a payment date of February 28, 2011.

        Our Board of Directors, pursuant to the Maryland General Corporation Law, executed Articles of Amendment to increase the number of shares authorized for issuance from 100,000,000 to 200,000,000 in the aggregate. The amendment became effective August 31, 2010.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

        We have reserved 13,213,531 shares of our common stock for issuance upon conversion of the Senior Convertible Notes (See Note 6).

Note 8.    Other Investment Income

        Other investment income consists of structuring fees, overriding royalty interests, settlement of net profit interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources for the three and six months ended December 31, 2010 and December 31, 2009 were as follows:

	For the Three Months Ended December 31,		For the Six Months Ended December 31,
Income Source	2010	2009	2010	2009
Gain on Patriot acquisition	$—	$8,632	$—	$8,632
Structuring and amendment fees	2,516	408	6,497	813
Overriding royalty interests	51	44	99	88
Administrative agent fee	—	8	68	23

Other Investment Income	$2,567	$9,092	$6,664	$9,556

Note 9.    Net Increase (Decrease) in Net Assets per Common Share

        The following information sets forth the computation of net increase (decrease) in net assets resulting from operations per common share for the three and six months ended December 31, 2010 and December 31, 2009, respectively.

	For the Three Months Ended December 31,		For the Six Months Ended December 31,
	2010	2009	2010	2009
Net increase (decrease) in net assets resulting from operations	$31,940	$(14,520)	$57,520	$(20,898)
Weighted average common shares outstanding	84,091,152	57,613,489	79,134,173	53,709,197

Net increase (decrease) in net assets resulting from operations per common share	$0.38	$(0.25)	$0.73	$(0.39)

Note 10.    Related Party Agreements and Transactions

  Investment Advisory Agreement

        We have entered into an investment advisory and management agreement with Prospect Capital Management (the "Investment Advisory Agreement") under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The total base management fees incurred to the favor of the Investment Adviser for the three months ended December 31, 2010 and December 31, 2009 were $4,903, and $3,176, respectively. The fees incurred for the six months ended December 31, 2010 and December 31, 2008 were $9,179, and $6,385, respectively.

        The Incentive Fee has Two Parts.    The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized).

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees aid since inception.

        For the three months ended December 31, 2010 and December 31, 2009, income incentive fees of $4,769 and $4,816, respectively, were incurred. For the six months ended December 31, 2010 and December 31, 2009, income incentive fees of $10,018 and $7,896, respectively, were incurred. No capital gains incentive fees were incurred for the three or six months ended December 31, 2010 and December 31, 2009.

  Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration, LLC ("Prospect Administration") under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff. For the three months ended December 31, 2010 and 2009, the reimbursement was approximately $840. For the six months ended December 31, 2010 and 2009, the reimbursement was approximately $1,640 and $1,680, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as administrator for us.

        Prospect Administration, pursuant to the approval of our Board of Directors, engaged Vastardis Fund Services LLC ("Vastardis") to serve as our sub-administrator to perform certain services required of Prospect Administration. Under the sub-administration agreement, Vastardis provided us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducted relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable.

        On April 30, 2009 we gave a 60-day notice to Vastardis of termination of our agreement to provide sub-administration services effective June 30, 2009. We entered into a new consulting services agreement for the period from July 1, 2009 until the filing of our Form 10-K for the year ended June 30, 2009. We paid Vastardis a total of $30 for services rendered in conjunction with preparation of Form 10-K under the new agreement. All services previously provided by Vastardis were assumed by Prospect Administration beginning on July 1, 2009.

  Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We billed $360 and $215 of managerial assistance fees for the three months ended December 31, 2010 and June 30, 2010, respectively, of which $195 and $247 remains on the consolidated statement of assets and liabilities as of December 31, 2010, and June 30, 2010, respectively. We billed $613 and $431 of managerial assistance fees for the six months ended December 31, 2010 and June 30, 2010, respectively. These fees are paid to the Administrator when received. We simultaneously accrue a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Note 11.    Litigation

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources. We are not aware of any such litigation as of December 31, 2010.

Note 12.    Financial Highlights

	For the Three Months Ended		For the Six Months Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Per Share Data(1):
Net asset value at beginning of period	$10.24	$11.11	$10.30	$12.40
Net investment income	0.23	0.33	0.51	0.59
Net realized gain (loss)	0.05	(0.89)	0.06	(0.95)
Net unrealized appreciation (depreciation)	0.10	0.30	0.16	(0.02)
Net decrease in net assets as a result of public offerings	(0.06)	(0.01)	(0.16)	(0.79)
Net increase in net assets as a result of shares issued for Patriot acquisition	—	0.08	—	0.13
Dividends declared and paid	(0.31)	(0.82)	(0.62)	(1.26)

Net asset value at end of period	$10.25	$10.10	$10.25	$10.10

Per share market value at end of period	$10.80	$11.81	$10.80	$11.81
Total return based on market value(2)	14.34%	14.09%	18.62%	37.87%
Total return based on net asset value(2)	2.90%	(5.94)%	5.48%	(12.52)%
Shares outstanding at end of period	88,115,382	63,349,746	88,115,382	63,349,746
Average weighted shares outstanding for period	84,091,152	57,613,489	79,134,173	53,709,197
Ratio/Supplemental Data:
Net assets at end of period (in thousands)	$903,190	$639,810	$903,190	$639,810
Annualized ratio of operating expenses to average net assets	6.67%	8.01%	7.04%	7.43%
Annualized ratio of net operating income to average net assets	8.95%	12.39%	9.97%	10.55%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006
Per Share Data(1):
Net asset value at beginning of period	$12.40	$14.55	$15.04	$15.31	$14.59
Costs related to the initial public offering	—	—	—	—	0.01
Costs related to the secondary public offering	—	—	(0.07)	(0.06)	—
Net investment income	1.13	1.87	1.91	1.47	1.21
Realized (loss) gain	(0.87)	(1.24)	(0.69)	0.12	0.04
Net unrealized appreciation (depreciation)	0.07	0.48	(0.05)	(0.52)	0.58
Net (decrease) increase in net assets as a result of public offering	(0.85)	(2.11)	—	0.26	—
Net increase in net assets as a result of shares issued for Patriot acquisition	0.12	—	—	—	—
Dividends declared and paid	(1.70)	(1.15)	(1.59)	(1.54)	(1.12)

Net asset value at end of period	$10.30	$12.40	$14.55	$15.04	$15.31

Per share market value at end of period	$9.65	$9.20	$13.18	$17.47	$16.99
Total return based on market value(2)	17.66%	(18.60)%	(15.90)%	12.65%	44.90%
Total return based on net asset value(2)	(6.82)%	(0.61)%	7.84%	7.62%	12.76%
Shares outstanding at end of period	69,086,862	42,943,084	29,520,379	19,949,065	7,069,873
Average weighted shares outstanding for period	59,429,222	31,559,905	23,626,642	15,724,095	7,056,846
Ratio/Supplemental Data:
Net assets at end of period (in thousands)	$711,424	$532,596	$429,623	$300,048	$108,270
Annualized ratio of operating expenses to average net assets	7.54%	9.03%	9.62%	7.36%	8.19%
Annualized ratio of net investment income to average net assets	10.69%	13.14%	12.66%	9.71%	7.90%

(1)
Financial highlights are based on weighted average shares.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

Note 13.    Selected Quarterly Financial Data (Unaudited)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2007	15,391	0.77	7,865	0.39	685	0.04	8,550	0.43
December 31, 2007	18,563	0.80	10,660	0.46	(14,346)	(0.62)	(3,686)	(0.16)
March 31, 2008	22,000	0.92	12,919	0.54	(14,178)	(0.59)	(1,259)	(0.05)
June 30, 2008	23,448	0.85	13,669	0.50	10,317	0.38	23,986	0.88
September 30, 2008(2)	35,799	1.21	23,502	0.80	(9,504)	(0.33)	13,998	0.47
December 31, 2008	22,213	0.75	11,960	0.40	(5,436)	(0.18)	6,524	0.22
March 31, 2009	20,669	0.69	11,720	0.39	3,611	0.12	15,331	0.51
June 30, 2009	21,800	0.59	11,981	0.32	(12,730)	(0.34)	(749)	(0.02)
September 30, 2009	21,517	0.43	12,318	0.25	(18,696)	(0.38)	(6,378)	(0.13)
December 31, 2009(3)	31,801	0.55	19,258	0.33	(33,778)	(0.59)	(14,520)	(0.25)
March 31, 2010	32,005	0.50	18,974	0.30	6,966	0.11	25,940	0.41
June 30, 2010	29,236	0.44	16,640	0.25	(2,057)	(0.03)	14,583	0.22
September 30, 2010	35,212	0.47	20,995	0.28	4,585	0.06	25,580	0.34
December 31, 2010	33,300	0.40	19,080	0.23	12,861	0.16	31,940	0.38

(1)
Per share amounts are calculated using weighted average shares during period.

(2)
Additional income for this quarter was driven by other investment income from the settlement of net profits interests on IEC Systems LP and Advanced Rig Services LLC for $12,576.

(3)
As adjusted for increase in gain from Patriot acquisition. See Note 3.

Note 14.    Subsequent Events

        On January 6, 2011, we made a senior secured term loan investment of $30,000 to support the acquisition of Progressive Logistics Services, LLC by a middle market private equity firm.

        On January 10, 2011, we made a senior secured debt investment of $19,000 to support the acquisition of Endeavor House by Pinnacle Treatment Centers, Inc.

        On January 10, 2011, we sold 616,304 shares of Miller common stock realizing $4.23 of net proceeds per share, realizing a gain of $2,561 on the sale.

        On January 13, 2011, we amended our revolving credit facility. The amendment increases the accordion feature limit from $300,000 to $400,000 of commitments, of which $285,000 of commitments are

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

currently in place. Other changes in the amendment increase our borrowing base with the investments currently pledged to the facility by reducing some concentration limits and allow us to pledge new assets to the facility on an expedited basis.

        On January 21, 2011, we provided senior secured credit facilities of $28,200 to support the acquisition of Stauber Performance Ingredients, by ICV Partners. Through February 14, 2011, we have funded $26,450 of the commitment.

        On January 24, 2011, Maverick Healthcare, LLC repaid the $13,122 loan receivable to us.

        On January 31, 2011, we issued 84,155 shares of our common stock in connection with the dividend reinvestment plan.

        On January 31, 2011, we made a senior secured term investment of $7,500 to support the recapitalization of Empire Today, LLC, which is the second largest independent provider of carpet and hard surface flooring to consumers in the residential replacement flooring industry.

        On February 3, 2011, we made a senior secured debt investment of $22,000 to support the recapitalization of a pharmacy services company by a leading private equity firm. Through February 14, 2011, we have funded $20,500 of the commitment.

        On February 4, 2011, we made a secured second-lien debt investment of $45,000 to support the refinancing of Clearwater Seafoods Limited Partnership, a leading premium seafood company based in Nova Scotia, Canada.

        On February 8, 2011, we announced the declaration of monthly dividends in the following amounts and with the following dates:

  •
  $0.101150 per share for February 2011 to holders of record on February 28, 2011 with a payment date of March 31, 2011;

  •
  $0.101175 per share for March 2011 to holders of record on March 31, 2011 with a payment date of April 29, 2011;

  •
  $0.101200 per share for April 2011 to holders of record on April 29, 2011 with a payment date of May 31, 2011.

        On February 9, 2011, we made a net follow-on investment of $2,967 in The Copernicus Group, Inc. that increased our total investment to $22,500.

        On February 18, 2011, we issued $172,500 in aggregate principal amount of 5.50% Senior Convertible Notes due 2016. The 2011 Notes mature on August 15, 2016, unless previously converted in accordance with their terms. The 2011 Notes are general unsecured obligations, rank equally in right of payment with our existing, including the 2010 Notes and future senior unsecured debt, and rank senior in right of payment to any potential subordinated debt, should any be issued in the future. The 2011 Notes are convertible into shares of Common Stock at an initial conversion rate and conversion rate at March 11, 2011 of 78.3699 shares of Common Stock per $1,000 principal amount of 2011 Notes, which is equivalent to a conversion price of approximately $12.76 per share of Common Stock, subject to adjustment in certain circumstances. The holders of the 2011 Notes may also put back the 2011 Notes to the Company under certain circumstances. The net proceeds from the offering of the 2011 Notes were approximately $166,925, which will be used initially to maintain balance sheet liquidity, including repayment of debt under the

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2010
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Company's credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with the Company's investment objective. We have analyzed the features of the 2011 Notes to determine if bifurcation was necessary and have determined that it is not material.

        On March 2, 2011, we made a senior secured first-lien debt investment of $12,500 to support the acquisition of a sporting goods manufacturer. The company is a market leader in the bowhunting equipment industry.

        On March 4, 2011, we made a $27,000 secured second-lien term loan to Arrowhead General Insurance Agency, Inc. After the financing we received a repayment of the loan that was previously outstanding.

        On March 11, 2011, EXL Acquisition Corporation ("EXL") repaid the $22,988 loan receivable to us and we sold our 2,500 shares of EXL common stock.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Prospect Capital Corporation
New York, New York

        We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation, including the schedule of investments, as of June 30, 2010 and 2009, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2010, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 2010, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Prospect Capital Corporation's internal control over financial reporting as of June 30, 2010, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated August 30, 2010 expressed an unqualified opinion thereon.

/s/ BDO USA, LLP

BDO USA, LLP

New York, New York
August 30, 2010, except for the retrospective effects
of the change in the acquisition accounting discussed
in Note 2, as to which the date is November 9, 2010

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2010 and 2009
(In thousands, except share and per share data)

	June 30, 2010	June 30, 2009
Assets (Note 11)
Investments at fair value (net cost of $728,759 and $531,424, respectively, Note 4) Control investments (net cost of $185,720 and $187,105, respectively)	$195,958	$206,332
Affiliate investments (net cost of $65,082 and $33,544, respectively)	73,740	32,254
Non-control/Non-affiliate investments (net cost of $477,957 and $310,775, respectively)	478,785	308,582

Total investments at fair value	748,483	547,168

Investments in money market funds	68,871	98,735
Cash	1,081	9,942
Receivables for:
Interest, net	5,356	3,562
Dividends	1	28
Other	419	571
Prepaid expenses	371	68
Deferred financing costs	7,579	6,951
Other assets	534	—

Total Assets	832,695	667,025

Liabilities
Credit facility payable (Note 11)	100,300	124,800
Dividends payable	6,909	—
Due to Prospect Administration (Note 8)	294	842
Due to Prospect Capital Management (Note 8)	9,006	5,871
Accrued expenses	4,057	2,381
Other liabilities	705	535

Total Liabilities	121,271	134,429

Net Assets	$711,424	$532,596

Components of Net Assets
Common stock, par value $0.001 per share (100,000,000 and 100,000,000 common shares authorized, respectively; 69,086,862 and 42,943,084 issued and outstanding, respectively) (Note 6)	$69	$43
Paid-in capital in excess of par (Note 6)	805,918	545,707
(Over) undistributed net investment income	(9,692)	24,152
Accumulated realized losses on investments	(104,595)	(53,050)
Unrealized appreciation on investments	19,724	15,744

Net Assets	$711,424	$532,596

Net Asset Value Per Share	$10.30	$12.40

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
For the years ended June 30, 2010, June 30, 2009 and June 30, 2008
(In thousands, except share and per share data)

	Year Ended
	June 30, 2010	June 30, 2009	June 30, 2008
Investment Income
Interest income: (Note 4)
Control investments (Net of foreign withholding tax of $19, $166, and $230, respectively)	$17,218	$19,281	$21,709
Affiliate investments (Net of foreign withholding tax of $—, $—, and $70, respectively)	7,957	3,039	1,858
Non-control/Non-affiliate investments	61,343	40,606	35,466

Total interest income	86,518	62,926	59,033

Dividend income
Control investments	14,860	22,468	11,327
Non-control/Non-affiliate investments	474	—	—
Money market funds	32	325	706

Total dividend income	15,366	22,793	12,033

Other income: (Note 5)
Control investments	261	1,249	1,123
Affiliate investments	169	—	—
Non-control/Non-affiliate investments	3,613	13,513	7,213
Gain on Patriot acquisition (Note 2)	8,632	—	—

Total other income	12,675	14,762	8,336

Total Investment Income	114,559	100,481	79,402

Operating Expenses
Investment advisory fees:
Base management fee (Note 8)	13,929	11,915	8,921
Income incentive fee (Note 8)	16,798	14,790	11,278

Total investment advisory fees	30,727	26,705	20,199

Interest and credit facility expenses	8,382	6,161	6,318
Sub-administration fees	—	846	859
Legal fees	702	947	2,503
Valuation services	734	705	577
Audit, compliance and tax related fees	981	1,015	470
Allocation of overhead from Prospect Administration (Note 8)	3,361	2,856	2,139
Insurance expense	254	246	256
Directors' fees	255	269	253
Potential merger expenses (Note 12)	852	—	—
Other general and administrative expenses	1,121	1,035	715
Excise taxes	—	533	—

Total Operating Expenses	47,369	41,318	34,289

Net Investment Income	67,190	59,163	45,113

Net realized loss on investments (Note 4)	(51,545)	(39,078)	(16,222)
Net change in unrealized appreciation (depreciation) on investments (Note 4)	3,980	15,019	(1,300)

Net Increase in Net Assets Resulting from Operations	$19,625	$35,104	$27,591

Net increase in net assets resulting from operations per share: (Note 7 and Note 9)	$0.33	$1.11	$1.17

Weighted average shares of common stock outstanding:	59,429,222	31,559,905	23,626,642

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended June 30, 2010, June 30, 2009 and June 30, 2008
(In thousands, except share data)

	Year Ended
	June 30, 2010	June 30, 2009	June 30, 2008
Increase in Net Assets from Operations:
Net investment income	$67,190	$59,163	$45,113
Net loss on investments	(51,545)	(39,078)	(16,222)
Net change in unrealized appreciation (depreciation) on investments	3,980	15,019	(1,300)

Net Increase in Net Assets Resulting from Operations	19,625	35,104	27,591

Dividends to Shareholders	(101,034)	(36,519)	(39,513)

Capital Share Transactions:
Net proceeds from capital shares sold	158,002	100,304	140,249
Less: Offering costs of public share offerings	(1,781)	(1,023)	(1,505)
Fair value of equity issued in conjunction with Patriot acquisition	92,800	—	—
Reinvestment of dividends	11,216	5,107	2,753

Net Increase in Net Assets Resulting from Capital Share Transactions	260,237	104,388	141,497

Total Increase in Net Assets:	178,828	102,973	129,575
Net assets at beginning of year	532,596	429,623	300,048

Net Assets at End of Year	$711,424	$532,596	$429,623

Capital Share Activity:
Shares sold	16,683,197	12,942,500	9,400,000
Shares issued for Patriot acquisition	8,444,068	—	—
Shares issued through reinvestment of dividends	1,016,513	480,205	171,314

Net increase in capital share activity	26,143,778	13,422,705	9,571,314
Shares outstanding at beginning of year	42,943,084	29,520,379	19,949,065

Shares Outstanding at End of Year	69,086,862	42,943,084	29,520,379

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
For the years ended June 30, 2010, June 30, 2009 and June 30, 2008
(In thousands, except share data)

	Year Ended
	June 30, 2010	June 30, 2009	June 30, 2008
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$19,625	$35,104	$27,591
Net realized loss on investments	51,545	39,078	16,239
Net change in unrealized (appreciation) depreciation on investments	(3,980)	(15,019)	1,300
Accretion of original issue discount on investments	(20,313)	(2,399)	(2,095)
Amortization of deferred financing costs	5,297	759	727
Gain on Patriot acquisition (Note 2)	(8,632)	—	—
Change in operating assets and liabilities:
Payments for purchases of investments and payment-in-kind interest	(157,662)	(98,305)	(311,947)
Proceeds from sale of investments and collection of investment principal	136,221	27,007	127,212
Purchases of cash equivalents	(199,997)	(39,999)	(274,949)
Sales of cash equivalents	199,997	39,999	274,932
Net decrease (increase) of investments in money market funds	29,864	(65,735)	8,760
Decrease (increase) in interest receivable, net	530	532	(1,955)
Decrease (increase) in dividends receivable	27	4,220	(3,985)
Decrease (increase) in loan principal receivable	—	71	(71)
Decrease in receivable for structuring fees	—	—	1,625
Decrease (increase) in other receivables	152	(4)	(296)
(Increase) decrease in prepaid expenses	(268)	205	198
Decrease in due from Prospect Administration	1,500	—	—
Increase in other assets	(534)	—	—
Decrease in payables for securities purchased	—	—	(70,000)
(Decrease) increase in due to Prospect Administration	(548)	147	365
Increase (decrease) in due to Prospect Capital Management	3,135	(75)	1,438
(Decrease) increase in accrued expenses	(1,291)	1,277	(208)
Increase (decrease) in other liabilities	170	(863)	1,094

Net Cash Provided By Operating Activities:	54,838	(74,000)	(204,025)

Cash Flows from Investing Activities:
Acquisition of Patriot, net of cash acquired (Note 2)	(106,586)	—	—

Net Cash Used In Investing Activities:	(106,586)	—	—

Cash Flows from Financing Activities:
Borrowings under credit facility	244,100	100,157	238,492
Payments under credit facility	(268,600)	(66,524)	(147,325)
Financing costs paid and deferred	(5,925)	(6,270)	(416)
Net proceeds from issuance of common stock	158,001	100,304	140,249
Offering costs from issuance of common stock	(1,781)	(1,023)	(1,505)
Dividends paid	(82,908)	(43,257)	(24,915)

Net Cash Provided By Financing Activities:	42,887	83,387	204,580

Total (Decrease) Increase in Cash	(8,861)	9,387	555
Cash balance at beginning of year	9,942	555	—

Cash Balance at End of Year	$1,081	$9,942	$555

Cash Paid For Interest	$1,444	$5,014	$4,942

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$11,216	$5,107	$2,753

Fair value of shares issued in conjunction with the Patriot Acquisition	$92,800	$—	$—

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2010 and June 30, 2009

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine, Inc.	South Carolina/ Manufacturing	Senior Secured Note — Tranche A (10.50%, due 4/01/2013)(3),(4)	$21,047	$21,047	$21,047	3.0%
		Subordinated Secured Note — Tranche B (11.50% plus 6.00% PIK, due 4/01/2013)(3),(4)	16,306	16,306	9,857	1.3%
		Subordinated Secured Note — Tranche B (15.00%, due 10/30/2010)	500	500	—	0.0%
		Convertible Preferred Stock — Series A (6,142.6 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				43,910	30,904	4.3%

AWCNC, LLC(20)	North Carolina/Machinery	Members Units — Class A (1,800,000 units)		—	—	0.0%
		Members Units — Class B-1 (1 unit)		—	—	0.0%
		Members Units — Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

Borga, Inc.	California/Manufacturing	Revolving Line of Credit — $1,000 Commitment (4.75% plus 3.25% default interest, in non-accrual status effective 03/02/2010, past due)(4),(26)	1,000	945	850	0.1%
		Senior Secured Term Loan B (8.25% plus 3.25% default interest, in non-accrual status effective 03/02/2010, past due)(4)	1,612	1,500	1,282	0.2%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, in non-accrual status effective 03/02/2010, past due)	8,624	707	—	0.0%
		Common Stock (100 shares)(22)		—	—	0.0%
		Warrants (33,750 warrants)(22)		—	—	0.0%

				3,152	2,132	0.3%

C&J Cladding LLC	Texas/Metal Services and Minerals	Membership Interest (400 units)(23)		580	4,128	0.6%

				580	4,128	0.6%

Change Clean Energy Holdings, Inc. ("CCEHI")(5)	Maine/Biomass Power	Common Stock (1,000 shares)		2,383	—	0.0%

				2,383	—	0.0%

Fischbein, LLC	North Carolina/Machinery	Senior Subordinated Debt (13.00% plus 5.50% PIK, due 5/01/2013)	3,811	3,631	3,811	0.5%
		Membership Interest(25)		1,899	4,812	0.7%

				5,530	8,623	1.2%

Freedom Marine Services LLC	Louisiana/Shipping Vessels	Subordinated Secured Note (16.00% PIK, due 12/31/2011)(3)	10,088	10,040	3,583	0.5%
		Net Profits Interest (22.50% payable on equity distributions)(3),(7)		—	—	0.0%

				10,040	3,583	0.5%

Gas Solutions Holdings, Inc.(8),(3)	Texas/Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/11/2016)	25,000	25,000	25,000	3.5%
		Junior Secured Note (18.00%, due 12/12/2016)	7,500	7,500	7,500	1.1%
		Common Stock (100 shares)		5,003	60,596	8.5%

				37,503	93,096	13.1%

LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Integrated Contract	North Carolina/Contracting	Senior Demand Note (15.00%, past due)(10)	1,170	1,170	1,170	0.2%
Services, Inc.(9)
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	1,100	800	1,100	0.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	$14,003$	14,003	$2,272	0.2%
		Preferred Stock — Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				16,652	4,542	0.6%

Iron Horse Coiled Tubing, Inc.(24)	Alberta, Canada/Production Services	Senior Secured Tranche 1 (Zero Coupon, in non-accrual status effective 1/01/2010, due 12/31/2016)	615	396	615	0.1%
		Senior Secured Tranche 2 (Zero Coupon, in non-accrual status effective 1/01/2010, due 12/31/2016)	2,337	2,338	2,338	0.3%
		Senior Secured Tranche 3 (1.00%, in non-accrual status effective 1/01/2010, due 12/31/2016)	18,000	18,000	9,101	1.3%
		Common Stock (3,821 shares)		268	—	0.0%

				21,002	12,054	1.7%

Manx Energy, Inc. ("Manx")(12)	Kansas/Oil & Gas Production	Appalachian Energy Holdings, LLC ("AEH") — Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,073	2,000	472	0.1%
		Coalbed, LLC — Senior Secured Note (8.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)(6)	6,219	5,991	1,414	0.2%
		Manx — Senior Secured Note (13.00%, in non-accrual status effective 1/19/2010, due 1/19/2013)	2,800	2,800	2,800	0.4%
		Manx — Preferred Stock (6,635 shares)		6,308	—	0.0%
		Manx — Common Stock (3,416,335 shares)		1,171	—	0.0%

				18,270	4,686	0.7%

NRG Manufacturing, Inc.	Texas/Manufacturing	Senior Secured Note (16.50%, due 8/31/2011)(3),(4)	13,080	13,080	13,080	1.8%
		Common Stock (800 shares)		2,317	7,031	1.0%

				15,397	20,111	2.8%

Nupla Corporation	California/Home & Office Furnishings, Housewares & Durable	Revolving Line of Credit — $2,000 Commitment (7.25% plus 2.00% default interest, due 9/04/2012)(4),(26)	1,093	958	1,093	0.1%
		Senior Secured Term Loan A (8.00% plus 2.00% default interest, due 9/04/2012)(4)	5,139	1,503	3,301	0.5%
		Senior Subordinated Debt (10.00% plus 5.00% PIK, in non-accrual status effective 4/01/2009, due 3/04/2013)	3,368	—	—	0.0%
		Preferred Stock — Class A (2,850 shares)		—	—	0.0%
		Preferred Stock — Class B (1,330 shares)		—	—	0.0%
		Common Stock (2,360,743 shares)		—	—	0.0%

				2,461	4,394	0.6%

R-V Industries, Inc.	Pennsylvania/ Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	1,697	0.2%
		Common Stock (545,107 shares)		5,086	4,626	0.7%

				6,768	6,323	0.9%

LEVEL 3 PORTFOLIO INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Sidump'r Trailer Company, Inc.	Nebraska/Automobile	Revolving Line of Credit — $2,000 Commitment (7.25%, in non-accrual status effective 11/01/2008, due 1/10/2011)(4), (26)	1,025	479	574	0.1%
		Senior Secured Term Loan A (7.25%, in non-accrual status effective 11/01/2008, due 1/10/2011)(4)	2,048	463	—	0.0%
		Senior Secured Term Loan B (8.75%, in-non-accrual status effective 11/01/2008, due 1/10/2011)(4)	2,321	—	—	0.0%
		Senior Secured Term Loan C (16.50% PIK, in non-accrual status effective 9/27/2008, due 7/10/2011)	3,085	—	—	0.0%
		Senior Secured Term Loan D (7.25%, in non-accrual status effective 11/01/2008, due 7/10/2011)(4)	1,700	—	—	0.0%
		Preferred Stock (49,843 shares)		—	—	0.0%
		Common Stock (64,050 shares)		—	—	0.0%

				942	574	0.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
Yatesville Coal Holdings, Inc.(11)	Kentucky/Mining, Steel, Iron and Non-Precious Metals and Coal Production	Senior Secured Note (Non-accrual status effective 1/01/2009, due 12/31/2010)(4)	$10,000	$1,035	$808	0.1%
		Junior Secured Note (Non-accrual status effective 1/01/2009, due 12/31/2010)(4)	41,931	95	—	0.0%
		Common Stock (1,000 shares)		—	—	0.0%

				1,130	808	0.1%

		Total Control Investments		185,720	195,958	27.5%

Affiliate Investments (5.00% to 24.99% voting control)
Biotronic NeuroNetwork(17)	Michigan/Healthcare	Senior Secured Note (11.50% plus 1.00% PIK, due 2/21/2013)(3),(4)	26,227	26,227	26,744	3.8%
		Preferred Stock (9,925.455 shares)(13)		2,300	2,759	0.4%

				28,527	29,503	4.2%

Boxercraft Incorporated	Georgia/Textiles & Leather	Revolving Line of Credit — $1,000 Commitment (9.00%, due 9/16/2013)(26),(27)	1,000	1,000	1,000	0.1%
		Senior Secured Term Loan A (9.50%, due 9/16/2013)(3),(4)	3,843	3,330	3,577	0.5%
		Senior Secured Term Loan B (10.00%, due 9/16/2013)(3),(4)	4,822	3,845	4,386	0.6%
		Subordinated Secured Term Loan (12.00% plus 6.50% PIK, due 3/16/2014)(3)	7,235	5,775	6,717	0.9%
		Preferred Stock (1,000,000 shares)		—	205	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				13,950	15,885	2.2%

KTPS Holdings, LLC	Colorado/Textiles & Leather	Revolving Line of Credit — $1,500 Commitment (10.50%, due 1/31/2012)(26),(27)	1,000	1,000	1,000	0.1%
		Senior Secured Term Loan A (10.50%, due 1/31/2012)(3),(4)	3,130	2,847	2,916	0.4%
		Senior Secured Term Loan B (12.00%, due 1/31/2012)(3)	435	377	409	0.1%
		Senior Secured Term Loan C (12.00% plus 6.00% PIK, due 3/31/2012)(3)	4,932	4,345	4,796	0.7%
		Membership Interest — Class A (730 units)		—	—	0.0%
		Membership Interest — Common (199,795 units)		—	—	0.0%

				8,569	9,121	1.3%

LEVEL 3 PORTFOLIO INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Smart, LLC(15)	New York/Diversified/ Conglomerate Service	Membership Interest — Class B (1,218 units)		—	—	0.0%
		Membership Interest — Class D (1 unit)		—	—	0.0%

				—	—	0.0%

Sport Helmets Holdings, LLC(15)	New York/Personal & Nondurable Consumer Products	Revolving Line of Credit — $3,000 Commitment (4.54%, due 12/14/2013)(26),(27)		—	—	0.0%
		Senior Secured Term Loan A (4.54%, due 12/14/2013)(3),(4)	3,025	1.658	2,993	0.4%
		Senior Secured Term Loan B (5.04%, due 12/14/2013)(3),(4)	7,388	5,161	6,432	0.9%
		Senior Subordinated Debt — Series A (12.00% plus 3.00% PIK, due 6/14/2014)(3)	7,325	5,857	6,734	0.9%
		Senior Subordinated Debt — Series B (10.00% plus 5.00% PIK, due 6/14/2014)(3)	1,357	952	1,160	0.2%
		Common Stock (20,554 shares)		408	1,912	0.3%

				14,036	19,231	2.7%

		Total Affiliate Investments		65,082	73,740	10.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida/Ecological	Common Stock (5,000 shares)		$141	$340	0.0%

				141	340	0.0%

Aircraft Fasteners International, LLC	California/Machinery	Revolving Line of Credit — $500 Commitment (9.50%, due 11/01/2012)(26),(27)		—	—	0.0%
		Senior Secured Term Loan (9.50%, due 11/01/2012)(3),(4)	$4,565	4,565	4,248	0.6%
		Junior Secured Term Loan (12.00% plus 6.00% PIK, due 5/01/2013)(3)	5,134	5,134	4,807	0.7%
		Convertible Preferred Stock (32,500 units)		396	98	0.0%

				10,095	9,153	1.3%

American Gilsonite Company	Utah/Specialty Minerals	Senior Subordinated Note (12.00% plus 3.00% PIK, due 3/14/2013)(3)	14,783	14,783	14,931	2.1%
		Membership Interest in AGC/PEP, LLC (99.9999%)(16)		1,031	3,532	0.5%

				15,814	18,463	2.6%

Arrowhead General Insurance Agency, Inc.(17)	California/Insurance	Senior Secured Term Loan (8.50%, due 8/08/2012)	850	809	830	0.1%
		Junior Secured Term Loan (10.25% plus 2.50% PIK, due 2/08/2013)	6,179	5,002	5,122	0.7%

				5,811	5,952	0.8%

Caleel + Hayden, LLC(15)	Colorado/Personal & Nondurable Consumer Products	Membership Units (7,500 shares)		351	818	0.1%
		Options in Mineral Fusion Natural Brands, LLC (11,662 options)		—	—	0.0%

				351	818	0.1%

LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Castro Cheese Company, Inc.	Texas/Food Products	Subordinated Secured Note (11.00% plus 2.00% PIK, due 2/28/2013)(3)	7,692	7,597	7,769	1.1%

				7,597	7,769	1.1%

Copernicus Group	North Carolina/Healthcare	Revolving Line of Credit — $500 Commitment (10.00%, due 10/08/2013)(4),(26)	150	22	150	0.0%
		Senior Secured Term Loan A (10.00%, due 10/08/2013)(3),(4)	5,850	5,058	5,416	0.8%
		Senior Subordinated Debt (10.00% plus 10.00% PIK, due 4/08/2014)	13,390	11,421	12,677	1.8%
		Preferred Stock — Series A (1,000,000 shares)		67	104	0.0%
		Preferred Stock — Series C (212,121 shares)		212	246	0.0%

				16,780	18,593	2.6%

Deb Shops, Inc.(17)	Pennsylvania/Retail	Second Lien Debt (14.00% PIK, in non-accrual status effective 2/24/2009, due 10/23/2014)	17,562	14,606	2,051	0.3%

				14,606	2,051	0.3%

Diamondback Operating, LP	Oklahoma/Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	193	0.0%

				—	193	0.0%

EXL Acquisition Corporation	South Carolina/Electronics	Revolving Line of Credit — $1,000 Commitment (7.75%, due 06/24/2015)(26),(27)		—	—	0.0%
		Senior Secured Term Loan A (7.75%, due 6/24/2015)(3),(4)	12,250	12,250	12,250	1.7%
		Senior Secured Term Loan B (12.00% plus 2.00% PIK, due 12/24/2015)(3)	12,250	12,250	12,250	1.7%
		Common Stock — Class A (2,475 shares)		437	363	0.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
		Common Stock — Class B (25 shares)		$252	$103	0.0%

				25,189	24,966	3.5%

Fairchild Industrial Products, Co.(2)	North Carolina/Electronics	Preferred Stock — Class A (285.1 shares)		377	435	0.1%
		Common Stock — Class B (28 shares)		211	228	0.0%

				588	663	0.1%

H&M Oil & Gas, LLC	Texas/Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% PIK, due 9/30/2010)	$59,107	59,107	48,867	6.9%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	827	0.1%

				59,107	49,694	7.0%

Hoffmaster Group, Inc.	Wisconsin/Durable Consumer Products	Second Lien Term Loan (13.50%, due 6/2/2017)(3)	20,000	20,000	20,000	2.8%

				20,000	20,000	2.8%

Hudson Products Holdings, Inc.(17)	Texas/Manufacturing	Senior Secured Term Loan (8.00%, due 8/24/2015)(3),(4)	6,365	5,734	5,314	0.7%

				5,734	5,314	0.7%

IEC Systems LP ("IEC")/Advanced Rig Services LLC ("ARS")	Texas/Oilfield Fabrication	IEC Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	19,008	19,008	19,008	2.7%
		ARS Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	11,421	11,421	11,421	1.6%

				30,429	30,429	4.3%

LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Impact Products, LLC	Ohio/Home & Office Furnishings, Housewares & Durable	Junior Secured Term Loan (6.38%, due 9/09/2012)(4)	7,300	6,351	7,290	1.0%
		Senior Subordinated Debt (10.00% plus 5.00% PIK, due 9/09/2012)	5,548	5,300	5,548	0.8%

				11,651	12,838	1.8%

Label Corp Holdings, Inc.	Nebraska/Printing & Publishing	Senior Secured Term Loan (8.50%, due 8/08/2014)(3),(4)	5,794	5,222	5,284	0.7%

				5,222	5,284	0.7%

LHC Holdings Corp.(17)	Florida/Healthcare	Revolving Line of Credit — $750 Commitment (9.00%, due 11/30/2012)(26),(27)		—	—	0.0%
		Senior Secured Term Loan A (9.00%, due 11/30/2012)(3),(4)	2,015	2,015	1,839	0.3%
		Senior Subordinated Debt (12.00% plus 2.50% PIK, due 5/31/2013)(3)	4,565	4,199	4,220	0.6%
		Membership Interest (125 units)		216	217	0.0%

				6,430	6,276	0.9%

Mac & Massey Holdings, LLC	Georgia/Food Products	Senior Subordinated Debt (10.00% plus 5.75% PIK, due 2/10/2013)	8,671	7,351	8,643	1.2%
		Membership Interest (250 units)		145	390	0.1%

				7,496	9,033	1.3%

Maverick Healthcare, LLC	Arizona/Healthcare	Second Lien Debt (12.50% plus 3.50% PIK, due 4/30/2014)(3)	13,122	13,122	13,247	1.9%
		Preferred Units (1,250,000 units)		1,252	2,025	0.2%
		Common Units (1,250,000 units)		—	—	0.0%

				14,374	15,272	2.1%

Miller Petroleum, Inc.	Tennessee/Oil & Gas Production	Warrants, Common Stock (2,208,772 warrants, expiring 5/04/2010 to 3/31/2015)(14)		150	1,244	0.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
				$150	$1,244	0.2%

Northwestern Management Services, LLC	Florida/Healthcare	Revolving Line of Credit — $1,000 Commitment (4.36%, due 12/13/2012)(26),(27)	$350	350	350	0.0%
		Senior Secured Term Loan A (4.36%, due 12/13/2012)(3),(4)	4,309	3,516	3,578	0.5%
		Senior Secured Term Loan B (4.86%, due 12/13/2012)(3),(4)	1,219	904	956	0.1%
		Subordinated Secured Term Loan (12.00% plus 3.00%, due 6/13/2013)(3)	2,971	2,468	2,606	0.4%
		Common Stock (50 shares)		371	564	0.1%

				7,609	8,054	1.1%

Prince Mineral Company, Inc.	New York/Metal Services and Minerals	Junior Secured Term Loan (9.00%, due 12/21/2012)(4)	11,150	11,150	11,150	1.6%
		Senior Subordinated Debt (13.00% plus 2.00%, due 7/21/2013)	12,260	1,420	12,260	1.7%

				12,570	23,410	3.3%

Qualitest Pharmaceuticals, Inc.(17)	Alabama/Pharmaceuticals	Second Lien Debt (7.79%, due 4/30/2015)(3),(4)	12,000	11,955	12,000	1.7%

				11,955	12,000	1.7%

LEVEL 3 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Regional Management Corporation	South Carolina/Financial Services	Second Lien Debt (12.00% plus 2.00% PIK, due 6/29/2012)(3)	25,814	25,814	25,592	3.6%

				25,814	25,592	3.6%

Roll Coater Acquisition Corp.	Indiana/Metal Services and Minerals	Subordinated Secured Debt (10.25%, due 9/30/2010)	6,268	6,102	6,082	0.9%

				6,102	6,082	0.9%

R-O-M Corporation	Missouri/Automobile	Revolving Line of Credit — $1,750 Commitment (4.50%, due 2/08/2013)(26),(27)		—	—	0.0%
		Senior Secured Term Loan A (4.50%, due 2/08/2013)(3),(4)	4,640	4,025	4,571	0.6%
		Senior Secured Term Loan B (8.00%, due 5/08/2013)(3),(4)	7,251	7,251	7,078	1.0%
		Senior Subordinated Debt (12.00% plus 3.00% PIK due 8/08/2013)(3)	7,118	6,799	6,392	0.9%

				18,075	18,041	2.5%

Seaton Corp.	Illinois/Business Services	Subordinated Secured (12.50% plus 2.00% PIK, due 3/14/2011)	12,296	12,060	12,132	1.7%

				12,060	12,132	1.7%

Shearer's Foods, Inc.	Ohio/Food Products	Junior Secured Debt (12.00% plus 3.00% PIK, due 3/31/2016)(3)	35,266	35,266	36,119	5.1%
		Membership Interest in Mistral Chip Holdings, LLC (2,000 units)(18)		2,560	6,136	0.9%
		Membership Interest in Mistral Chip Holdings, LLC 2 (595 units)(18)		762	1,825	0.3%

				38,588	44,080	6.2%

Skillsoft Public Limited Company	Ireland/Prepackaged Software	Subordinated Unsecured (11.125%, due 06/01/2018)	15,000	14,903	15,000	2.2%

				14,903	15,000	2.2%

Stryker Energy, LLC	Ohio/Oil & Gas Production	Subordinated Secured Revolving Credit Facility (12.00%, due 12/01/2012)(3),(4)	29,724	29,507	29,624	4.2%
		Overriding Royalty Interests(19)		—	2,768	0.4%

				29,507	32,392	4.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

			June 30, 2010
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
TriZetto Group(17)	California/Healthcare	Subordinated Unsecured Note (12.00% plus 1.50% PIK, due 10/01/2016)(3)	$15,434	$15,306	$15,895	2.2%

				15,306	15,895	2.2%

Unitek(17)	Pennsylvania/Technical Services	Second Lien Debt (13.08%, due 12/31/2013)(3),(4)	11,500	11,387	11,615	1.7%

				11,387	11,615	1.7%

Wind River Resources Corp. and Wind River II Corp.	Utah/Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% default interest, in non-accrual status effective 12/01/2008, due 7/31/2010)(4)	15,000	15,000	8,779	1.2%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				15,000	8,779	1.2%

		Total Non-Control/Non-Affiliate Investments (Level 3 Investments)		476,441	477,417	67.1%

		Total Level 3 Portfolio Investments		727,243	747,115	105.0%

LEVEL 1 PORTFOLIO INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia/Aerospace & Defense	Common Stock (10,000 shares)		56	38	0.0%

				56	38	0.0%

Dover Saddlery, Inc.	Massachusetts/Retail	Common Stock (30,974 shares)		63	97	0.0%

				63	97	0.0%

LyondellBasell Industries N.V.(22)	Netherlands/Chemical Company	Class A Common Stock (26,961 shares)		874	435	0.2%
		Class B Common Stock (49,421 shares)		523	798	0.0%

				1,397	1,233	0.2%

		Total Non-Control /Non-Affiliate Investments (Level 1 Investments)		1,516	1,368	0.2%

		Total Portfolio Investments		728,759	748,483	105.2%

SHORT TERM INVESTMENTS: Money Market Funds (Level 2 Investments)
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)				62,183	62,183	8.8%
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)(3)				6,687	6,687	0.9%
Victory Government Money Market Funds				1	1	0.0%

		Total Money Market Funds		68,871	68,871	9.7%

		Total Investments		$797,630	$817,354	114.9%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

			June 30, 2009
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
LEVEL 3 INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine, Inc.	South Carolina/ Manufacturing	Senior Secured Note — Tranche A (10.50%, due 4/01/2013)(3),(4)	$21,487	$21,487	$21,487	4.0%
		Subordinated Secured Note — Tranche B (11.50% plus 6.00% PIK, due 4/01/2013)(3),(4)	11,675	11,675	10,151	1.9%
		Convertible Preferred Stock — Series A (6,143 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				39,219	31,638	5.9%

C&J Cladding LLC	Texas/Metal Services and Minerals	Senior Secured Note (14.00%, due 3/30/2012)(3),(4)	3,150	2,722	3,308	0.6%
		Warrants (400 warrants, expiring 3/30/2014)		580	3,825	0.7%

				3,302	7,133	1.3%

Change Clean Energy Holdings, Inc. ("CCEHI")(5)	Maine/Biomass Power	Common Stock (1,000 shares)		2,530	2,530	0.5%

				2,530	2,530	0.5%

Gas Solutions Holdings, Inc.(8)	Texas/Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/22/2018)(3)	25,000	25,000	25,000	4.7%
		Junior Secured Note (18.00%, due 12/23/2018)(3)	5,000	5,000	5,000	0.9%
		Common Stock (100 shares)(3)		5,003	55,187	10.4%

				35,003	85,187	16.0%

Integrated Contract Services, Inc.(9)	North Carolina/Contracting	Senior Demand Note (15.00%, due 6/30/2009)(10)	1,170	1,170	1,170	0.2%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	800	800	800	0.1%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	14,003	14,003	3,030	0.6%
		Preferred Stock — Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				16,652	5,000	0.9%

Iron Horse Coiled Tubing, Inc.	Alberta, Canada/Production Services	Bridge Loan (15.00% plus 3.00% PIK, due 12/31/2009)	9,826	9,826	9,602	1.8%
		Senior Secured Note (15.00%, due 12/31/2009)	9,250	9,250	3,004	0.6%
		Common Stock (1,781 shares)		268	—	0.0%

				19,344	12,606	2.4%

NRG Manufacturing, Inc.	Texas/Manufacturing	Senior Secured Note (16.50%, due 8/31/2011)(3),(4)	13,080	13,080	13,080	2.5%
		Common Stock (800 shares)		2,317	19,294	3.6%

				15,397	32,374	6.1%

R-V Industries, Inc.	Pennsylvania/Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	4,500	0.8%
		Common Stock (545,107 shares)		5,086	12,267	2.3%

				6,768	16,767	3.1%

Yatesville Coal Holdings, Inc.(11)	Kentucky/Mining, Steel, Iron and Non-Precious Metals and Coal Production	Senior Secured Note (15.72%, in non-accrual status effective 1/01/2009, due 12/31/2010)(4)	10,000	10,000	10,000	1.9%
		Junior Secured Note (15.72%, in non-accrual status effective 1/01/2009, due 12/31/2010)(4)	38,463	38,463	3,097	0.6%
		Common Stock (1,000 shares)		427	—	0.0%

				48,890	13,097	2.5%

		Total Control Investments		187,105	206,332	38.7%

LEVEL 3 INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Appalachian Energy Holdings LLC(21)	West Virginia/Construction Services	Senior Secured Debt — Tranche A (14.00% plus 3.00% PIK plus 3.00% default interest, in non-accrual status effective 11/01/2008, due 1/31/2011)	1,997	1,891	2,052	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

			June 30, 2009
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
		Senior Secured Debt — Tranche B (14.00% plus 3.00% PIK plus 3.00% default interest, in non-accrual status effective 11/01/2008, past due)	2,050	1,955	356	0.1%
		Preferred Stock — Series A (200 units)		82	—	0.0%
		Preferred Stock — Series B (241 units)		241	—	0.0%
		Preferred Stock — Series C (500 units)		$500	$—	0.0%
		Warrants (6,065 warrants, expiring 2/13/2016)		176	—	0.0%
		Warrants (6,025 warrants, expiring 6/17/2018)		172	—	0.0%
		Warrants (25,000 warrants, expiring 11/30/2018)		—	—	0.0%

				5,017	2,408	0.5%

Biotronic NeuroNetwork(17)	Michigan/Healthcare	Senior Secured Note (11.50% plus 1.00% PIK, due 2/21/2013)(3),(4)	$26,227	26,227	27,007	5.1%
		Preferred Stock (9,925 shares)(13)		2,300	2,839	0.5%

				28,527	29,846	5.6%

		Total Affiliate Investments		33,544	32,254	6.1%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
American Gilsonite Company	Utah/Specialty Minerals	Senior Subordinated Note (12.00% plus 3.00% PIK, due 3/14/2013)(3)	14,783	14,783	15,073	2.8%
		Membership Interest Units in AGC/PEP, LLC (99.9999%)(16)		1,031	3,851	0.7%

				15,814	18,924	3.5%

Castro Cheese Company, Inc.	Texas/Food Products	Junior Secured Note (11.00% plus 2.00% PIK, due 2/28/2013)(3)	7,538	7,413	7,637	1.4%

				7,413	7,637	1.4%

Conquest Cherokee, LLC(6)	Tennessee/Oil & Gas Production	Senior Secured Note (13.00% plus 4.00% default interest, in non-accrual status effective 4/01/2009, past due)(4)	10,200	10,191	6,855	1.3%
		Overriding Royalty Interests(19)		—	565	0.1%

				10,191	7,420	1.4%

Deb Shops, Inc.(17)	Pennsylvania/Retail	Second Lien Debt (8.67%, due 10/23/2014)	15,000	14,623	6,272	1.2%

				14,623	6,272	1.2%

Diamondback Operating, LP	Oklahoma/Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	458	0.1%

				—	458	0.1%

Freedom Marine Services LLC	Louisiana/Shipping Vessels	Subordinated Secured Note (12.00% plus 4.00% PIK, due 12/31/2011)(3)	7,234	7,160	7,152	1.4%
		Net Profits Interest (22.50% payable on Equity distributions)(3),(7)		—	229	0.0%

				7,160	7,381	1.4%

LEVEL 3 INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
H&M Oil & Gas, LLC	Texas/Oil & Gas Production	Senior Secured Note (13.00%, due 6/30/2010)(3)	49,688	49,688	49,697	9.3%
		Net Profits Interest (8.00% payable on Equity distributions)(3),(7)		—	1,682	0.3%

				49,688	51,379	9.6%

IEC Systems LP ("IEC")/Advanced Rig Services LLC ("ARS")	Texas/Oilfield Fabrication	IEC Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	21,411	21,411	21,839	4.1%
		ARS Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	12,836	12,836	13,092	2.5%

				34,247	34,931	6.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

			June 30, 2009
Portfolio Company	Locale/Industry	Investments(1)	Principal Value	Cost	Fair Value(2)	% of Net Assets
	(In thousands, except share data)
Maverick Healthcare, LLC	Arizona/Healthcare	Second Lien Debt (12.00% plus 1.50% PIK, due 4/30/2014)(3)	12,691	12,691	12,816	2.4%
		Preferred Units (1,250,000 units)		1,252	1,300	0.2%
		Common Units (1,250,000 units)		—	—	0.0%

				13,943	14,116	2.6%

Miller Petroleum, Inc.	Tennessee/Oil & Gas Production	Warrants, Common Stock (1,935,523 warrants, expiring 5/04/2010 to 6/30/2014)(14)		150	241	0.1%

				150	241	0.1%

Peerless Manufacturing	Texas/Manufacturing	Subordinated Secured Note (11.50% plus 3.50% PIK, due 4/29/2013)(3)	20,000	20,000	20,400	3.8%

				20,000	20,400	3.8%

Qualitest Pharmaceuticals, Inc.(17)	Alabama/Pharmaceuticals	Second Lien Debt (8.10%, due 4/30/2015)(3),(4)	12,000	11,949	11,452	2.2%

				11,949	11,452	2.2%

Regional Management Corporation.	South Carolina/Financial Services	Second Lien Debt (12.00% plus 2.00% PIK, due 6/29/2012)(3)	$25,424	$25,424	$23,073	4.3%

				25,424	23,073	4.3%

Resco Products, Inc.	Pennsylvania/ Manufacturing	Second Lien Debt (8.67%, due 6/22/2014)(3),(4)	9,750	9,594	9,750	1.8%

				9,594	9,750	1.8%

Shearer's Foods, Inc.	Ohio/Food Products	Second Lien Debt (14.00%, due 10/31/2013)(3)	18,000	18,000	18,360	3.5%
		Membership Interest Units in Mistral Chip Holdings, LLC (2,000 units)(18)		2,000	3,419	0.6%

				20,000	21,779	4.1%

Stryker Energy, LLC	Ohio/Oil & Gas Production	Subordinated Secured Revolving Credit Facility (12.00%, due 12/01/2011)(3),(4)	29,500	29,154	29,554	5.5%
		Overriding Royalty Interests(19)		—	2,918	0.6%

				29,154	32,472	6.1%

TriZetto Group(17)	California/Healthcare	Subordinated Unsecured Note (12.00% plus 1.50% PIK, due 10/01/2016)(3)	15,205	15,065	16,331	3.1%

				15,065	16,331	3.1%

Unitek(17)	Pennsylvania/Technical Services	Second Lien Debt (13.08%, due 12/31/2013)(3),(4)	11,500	11,360	11,730	2.2%

				11,360	11,730	2.2%

LEVEL 3 INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Wind River Resources Corp. and Wind River II Corp.	Utah/Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% default interest, in non-accrual status effective 12/01/2008, due 7/31/2010)(4)	15,000	15,000	12,644	2.4%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	192	0.0%

				15,000	12,836	2.4%

		Total Non-Control/Non-Affiliate Investments		310,775	308,582	57.9%

		Total Level 3 Portfolio Investments		531,424	547,168	102.7%

LEVEL 2 INVESTMENTS:
Money Market Funds
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)				94,753	94,753	17.8%
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)(3)				3,982	3,982	0.7%

		Total Money Market Funds (Level 2 Investments)		98,735	98,735	18.5%

		Total Investments		$630,159	$645,903	121.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

Endnote Explanations for the Consolidated Schedule of Investments as of June 30, 2010 and June 30, 2009

(1)
The securities in which Prospect Capital Corporation ("we", "us" or "our") has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the "Securities Act". These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)
Fair value is determined by or under the direction of our Board of Directors. As of June 30, 2010, three of our portfolio investments, Allied Defense Group, Inc., Dover Saddlery, Inc. and Lyondell, were publically traded and classified as Level 1 within the valuation hierarchy established by Accounting Standards Codification 820, Fair Value Measurements and Disclosures ("ASC 820"). As of June 30, 2010 and June 30, 2009, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Note 3 and Note 4 within the accompanying consolidated financial statements for further discussion.

(3)
Security, or portion thereof, is held as collateral for the revolving credit facility (see Note 11). The market values of these investments at June 30, 2010 and June 30, 2009 were $512,244 and $434,069, respectively; they represent 62.7% and 67.2% of total investments at fair value, respectively.

(4)
Security, or portion thereof, has a floating interest rate. Stated interest rate was in effect at June 30, 2010 and June 30, 2009.

(5)
There are several entities involved in the Biomass investment. We own 100 shares of common stock in Worcester Energy Holdings, Inc. ("WEHI"), representing 100% of the issued and outstanding common stock. WEHI, in turn, owns 51 membership certificates in Biochips LLC ("Biochips"), which represents a 51% ownership stake.

We own 282 shares of common stock in Worcester Energy Co., Inc. ("WECO"), which represents 51% of the issued and outstanding common stock. We own directly 1,665 shares of common stock in Change Clean Energy Inc. ("CCEI"), f/k/a Worcester Energy Partners, Inc., which represents 51% of the issued and outstanding common stock and the remaining 49% is owned by WECO. CCEI owns 100 shares of common stock in Precision Logging and Landclearing, Inc. ("Precision"), which represents 100% of the issued and outstanding common stock.

During the quarter ended March 31, 2009, we created two new entities in anticipation of the foreclosure proceedings against the co-borrowers (WECO, CCEI and Biochips) Change Clean Energy Holdings, Inc. ("CCEHI") and DownEast Power Company, LLC ("DEPC"). We own 1,000 shares of CCEHI, representing 100% of the issued and outstanding stock, which in turn, owns a 100% of the membership interests in DEPC.

On March 11, 2009, we foreclosed on the assets formerly held by CCEI and Biochips with a successful credit bid of $6,000 to acquire the assets. The assets were subsequently assigned to DEPC. WECO, CCEI and Biochips are joint borrowers on the term note issued to Prospect Capital. Effective July 1, 2008, this loan was placed on non-accrual status.

Biochips, WECO, CCEI, Precision and WEHI currently have no material operations and no significant assets. As of June 30, 2009, our Board of Directors assessed a fair value of $0 for all of

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

  these equity positions and the loan position. We determined that the impairment of both CCEI and CCEHI as of June 30, 2009 was other than temporary and recorded a realized loss for the amount that the amortized cost exceeds the fair value at June 30, 2009. Our Board of Directors set no value for the CCEHI investment as of June 30, 2010, a decrease of $2,530 from the fair value as of June 30, 2009.

(6)
During the quarter ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest Cherokee, LLC ("Conquest"), as a result of the deterioration of Conquest's financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn owns 100% of the membership interest in Coalbed LLC.

On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. On January 19, 2010, as part of the Manx rollup, the Coalbed LLC assets and loan was assigned to Manx, the holding company. As of June 30, 2010, our Board of Directors assessed a fair value of $1,414 for the loan position in Coalbed LLC.

(7)
In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)
Gas Solutions Holdings, Inc. is a wholly-owned investment of us.

(9)
Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff ("THS"), f/k/a Lisamarie Fallon, Inc. representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. ("VSA"), representing 100% ownership. VSA is a holding company for the real property of Integrated Contract Services, Inc. ("ICS") purchased during the foreclosure process.

(10)
Loan is with THS an affiliate of ICS.

(11)
On June 30, 2008, we consolidated our holdings in four coal companies into Yatesville Coal Holdings, Inc. ("Yatesville"), and consolidated the operations under one management team. As part of the transaction, the debt that we held of C&A Construction, Inc. ("C&A"), Genesis Coal Corp. ("Genesis"), North Fork Collieries LLC ("North Fork") and Unity Virginia Holdings LLC ("Unity") were exchanged for newly issued debt from Yatesville, and our ownership interests in C&A, E&L Construction, Inc. ("E&L"), Whymore Coal Company Inc. ("Whymore") and North Fork were exchanged for 100% of the equity of Yatesville. This reorganization allows for a better utilization of the assets in the consolidated group.

At June 30, 2010 and at June 30, 2009, Yatesville owned 100% of the membership interest of North Fork. In addition, Yatesville held a $9,325 and $8,062, respectively, note receivable from North Fork as of those two respective dates.

At June 30, 2010 and at June 30, 2009, we owned 96% and 87%, respectively, of the common stock of Genesis and held a note receivable of $20,897 and $20,802, respectively, as of those two respective dates.

Yatesville held a note receivable of $4,261 from Unity at June 30, 2010 and at June 30, 2009.

There are several entities involved in Yatesville's investment in Whymore at June 30, 2009. As of June 30, 2009, Yatesville owned 10,000 shares of common stock or 100% of the equity and held a

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

  $14,973 senior secured debt receivable from C&A, which owns the equipment.

  Yatesville owned 10,000 shares of common stock or 100% of the equity of E&L, which leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Yatesville owned 4,900 shares of common stock or 49% of the equity of Whymore, which applies for and holds permits on behalf of E&L. Yatesville also owned 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Whymore and E&L are guarantors under the C&A credit agreement with Yatesville.

  In August 2009, Yatesville sold its 49% ownership interest in the common shares of Whymore to the 51% holder of the Whymore common shares ("Whymore Purchaser"). All reclamation liability was transferred to the Whymore Purchaser. In September 2009, Yatesville completed an auction for all of its equipment.

  Yatesville currently has no material operations. During the quarter ended December 31, 2009, our Board of Directors determined that the impairment of Yatesville was other than temporary and we recorded a realized loss for the amount that the amortized cost exceeds the fair value. Our Board of Directors set the value of the remaining Yatesville investment at $808 as of June 30, 2010.

(12)
On January 19, 2010, we modified the terms of our senior secured debt in AEH and Coalbed in conjunction with the formation of Manx Energy, a new entity consisting in the assets of AEH, Coalbed and Kinley Exploration. The assets of the three companies were brought under new common management. We funded $2,800 at closing to Manx to provide for working capital. A portion of our loans to AEH and Coalbed was exchanged for Manx preferred equity, while our AEH equity interest was converted into Manx common stock. There was no change to fair value at the time of restructuring, and we continue to fully reserve any income accrued for Manx.

(13)
On a fully diluted basis represents, 11.677% of voting common shares.

(14)
Total common shares outstanding of 33,389,383 as of July 22, 2010 from Miller Petroleum, Inc.'s ("Miller") Annual Report on Form 10-K filed on July 28, 2010 as applicable to our June 30, 2010 reporting date. Total common shares outstanding of 15,811,856 as of March 11, 2009 from Miller's Quarterly Report on Form 10-Q filed on March 16, 2009.

(15)
A portion of the positions listed were issued by an affiliate of the portfolio company.

(16)
We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,037.65 out of a total of 83,818.69 shares (including 4,932 vested an unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(17)
Syndicated investment which had been originated by another financial institution and broadly distributed.

(18)
At June 30, 2010, Mistral Chip Holdings, LLC owns 44,800 shares of Chip Holdings, Inc. and Mistral Chip Holdings 2, LLC owns 11,975 shares in Chip Holdings, Inc. Chip Holdings, Inc. is the parent company of Shearer's Foods, Inc. and has 67,936 shares outstanding before adjusting for management options.

At June 30, 2009, Mistral Chip Holdings, LLC owns 44,800 shares out of 50,650 total shares outstanding of Chip Holdings, Inc., before adjusting for management options.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

June 30, 2010 and June 30, 2009

(19)
The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(20)
On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets and our remaining outstanding debt has no value of June 30, 2010.

(21)
There are several entities involved in the Appalachian Energy Holdings LLC ("AEH") investment. We own warrants, the exercise of which will permit us to purchase 37,090 Class A common units of AEH at a nominal cost and in near-immediate fashion. We own 200 units of Series A preferred equity, 241 units of Series B preferred equity, and 500 units of Series C preferred equity of AEH. The senior secured notes are with C&S Operating LLC and East Cumberland L.L.C., both operating companies owned by AEH.

(22)
We own warrants to purchase 33,750 shares of common stock in Metal Buildings Holding Corporation ("Metal Buildings"), the former holding company of Borga, Inc. Metal Buildings Holding Corporation owned 100% of Borga, Inc.

On March 8, 2010, we foreclosed on the stock in Borga, Inc. that was held by Metal Buildings, obtaining 100% ownership of Borga, Inc.

(23)
We own 100% of C&J Cladding Holding Company, Inc., which owns 40% of the membership interests in C&J Cladding, LLC.

(24)
On January 1, 2010, we restructured our senior secured and bridge loans investment in Iron Horse Coiled Tubing, Inc. ("Iron Horse") and we reorganized Iron Horse's management structure. The senior secured loan and bridge loan were replaced with three new tranches of senior secured debt. From June 30, 2009 to June 30, 2010, our total ownership of Iron Horse decreased from 80.0% to 70.4%, respectively.

As of June 30, 2010 and June 30, 2009, our Board of Directors assessed a fair value in Iron Horse of $12,054 and $12,606, respectively.

(25)
We own 2,800,000 units in Class A Membership Interests and 372,094 units in Class A-1 Membership Interests.

(26)
Undrawn committed revolvers incur a 0.50% commitment fee. As of June 30, 2010, we have $10,382 of undrawn revolver commitments to our portfolio companies.

(27)
Stated interest rates are based on June 30, 2010 one month LIBOR rates plus applicable spreads based on the respective credit agreements. Interest rates are subject to change based on actual elections by the borrower for a LIBOR rate contract or Base Rate contract when drawing on the revolver.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data)

Note 1.  Organization

        References herein to "we", "us" or "our" refer to Prospect Capital Corporation ("Prospect") and its subsidiary unless the context specifically requires otherwise.

        We were formerly known as Prospect Energy Corporation, a Maryland corporation. We were organized on April 13, 2004 and were funded in an initial public offering ("IPO"), completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company ("BDC"), under the Investment Company Act of 1940 (the "1940 Act"). As a BDC, we have qualified and have elected to be treated as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financings, recapitalizations, and other purposes.

        On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding, LLC, a Delaware limited liability company, for the purpose of holding certain of our loan investments in the portfolio which are used as collateral for our credit facility.

Note 2.  Patriot Acquisition

        On December 2, 2009, we acquired the outstanding shares of Patriot Capital Funding, Inc. ("Patriot") common stock for $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement.

        On December 2, 2009, Patriot made a final dividend payment equal to its undistributed net ordinary income and capital gains of $0.38 per share. In accordance with a recent IRS revenue procedure, the dividend was paid 10% in cash and 90% in newly issued shares of Patriot's common stock. The exchange ratio was adjusted to give effect to the final income distribution.

        The merger has been accounted for as an acquisition of Patriot by Prospect Capital Corporation ("Prospect") in accordance with acquisition method of accounting as detailed in ASC 805, Business Combinations ("ASC 805"). The fair value of the consideration paid was allocated to the assets acquired and liabilities assumed based on their fair values as the date of acquisition. As described in more detail in ASC 805, goodwill, if any, would have been recognized as of the acquisition date, if the consideration transferred exceeded the fair value of identifiable net assets acquired. As of the acquisition date, the fair value of the identifiable net assets acquired exceeded the fair value of the consideration transferred, and we recognized the excess as a gain. A preliminary gain of $5,714 was recorded by Prospect in the quarter ended December 31, 2009 related to the acquisition of Patriot, which was revised in the fourth quarter of Fiscal 2010, to $7,708, when we settled severance accruals related to certain members of Patriot's top management and further revised and finalized in the first quarter of Fiscal 2011, to $8,632, when we recorded the final settlement of the remaining severance accruals. Under ASC 805, the adjustment to our preliminary estimates is reflected in the three and six months ended December 31, 2009 (See Note 13). The acquisition of Patriot was negotiated in July 2009 with the purchase agreement being signed on August 3, 2009. Between July 2009 and December 2, 2009, our valuation of certain of the investments acquired from Patriot increased due to market improvement, which resulted in the recognition of the gain at closing.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

Purchase Price Allocation

        The purchase price has been allocated to the assets acquired and the liabilities assumed based on their estimated fair values as summarized in the following table:

Cash (to repay Patriot debt)	$107,313
Cash (to fund purchase of restricted stock from former Patriot employees)	970
Common stock issued(1)	92,800

Total purchase price	201,083

Assets acquired:
Investments(2)	207,126
Cash and cash equivalents	1,697
Other assets	3,859

Assets acquired	212,682
Other liabilities assumed	(2,967)

Net assets acquired	209,715

Gain on Patriot acquisition(3)	$8,632

(1)
The value of the shares of common stock exchanged with the Patriot common shareholders was based upon the closing price of our common stock on December 2, 2009, the price immediately prior to the closing of the transaction.

(2)
The fair value of Patriot's investments were determined by the Board of Directors in conjunction with an independent valuation agent. This valuation resulted in a purchase price which was $98,150 below the amortized cost of such investments. For those assets which are performing, Prospect will record the accretion to par value in interest income over the remaining term of the investment.

(3)
The gain has been determined after the final payments of certain liabilities have been settled.

  Condensed Statement of Net Assets Acquired

        The following condensed statement of net assets acquired reflects the values assigned to Patriot's net assets as of the acquisition date, December 2, 2009.

Investment securities	$207,126
Cash and cash equivalents	1,697
Other assets	3,859

Total assets	212,682
Other liabilities	(2,967)

Final fair value of net assets acquired	$209,715

        The following unaudited pro forma condensed combined financial information does not purport to be indicative of actual financial position or results of our operations had the Patriot acquisition actually been consummated at the beginning of each period presented. Certain one-time charges have been eliminated. The pro forma adjustments reflecting the allocation of the purchase price of Patriot and the gain of $8,632 recognized on the Patriot Acquisition have been eliminated from all periods presented. Management

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

expects to realize net operating synergies from this transaction. The pro forma condensed combined financial information does not reflect the potential impact of these synergies and does not reflect any impact of additional accretion which would have been recognized on the transaction, except for that which was recorded after the transaction was consummated on December 2, 2009.

	Year Ended June 30,
	2010	2009
Total Investment Income	$119,258	$137,473
Net Investment Income	65,538	74,553
Net Increase (Decrease) in Net Assets Resulting from Operations	12,117	(7,302)
Net Increase (Decrease) in Net Assets Resulting from Operations per share	0.19	(0.14)

Note 3.  Significant Accounting Policies

        The following are significant accounting policies consistently applied by us:

  Basis of Presentation

        The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

  Use of Estimates

        The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

  Basis of Consolidation

        Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants' Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

  Investment Classification

        We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

        Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

  Investment Risks

        The Company's investments are subject to a variety of risks. Those risks include the following:

  Market Risk

        Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

  Credit Risk

        Credit risk represents the risk that the Company would incur if the counterparties failed to perform pursuant to the terms of their agreements with the Company.

  Liquidity Risk

        Liquidity risk represents the possibility that the Company may not be able to rapidly adjust the size of its positions in times of high volatility and financial stress at a reasonable price.

Interest Rate Risk

        Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

  Prepayment Risk

        Most of the Company's debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

  Investment Valuation

        Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

        Investments for which market quotations are readily available are valued at such market quotations.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

        For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

          (1)   Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm;

          (2)   the independent valuation firm engaged by our Board of Directors conducts independent appraisals and makes their own independent assessment;

          (3)   the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firm; and

          (4)   the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firm and the audit committee.

        Investments are valued utilizing a market approach, an income approach, a liquidation approach, or a combination of approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

        In September 2006, the Financial Accounting Standards Board ("FASB") issued ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning in the quarter ended September 30, 2008.

        ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

          Level 1:     Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

          Level 2:     Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

          Level 3:    Unobservable inputs for the asset or liability.

        In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

entirety requires judgment and considers factors specific to each investment. The changes to GAAP from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

        In April 2009, the FASB issued ASC Subtopic 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("ASC 820-10-65"). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 for the year ended June 30, 2010, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

  Valuation of Other Financial Assets and Financial Liabilities

        In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities ("ASC 820-10-05-1"). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We adopted this statement on July 1, 2008 and have elected not to value other assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

  Revenue Recognition

        Realized gains or losses on the sale of investments are calculated using the specific identification method.

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot was determined based on the difference between par value and fair market value as of December 2, 2009, and will continue to accrete until maturity or repayment of the respective loans.

        Dividend income is recorded on the ex-dividend date.

        Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

        Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management's judgment, are likely to remain current.

  Federal and State Income Taxes

        We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the "Code"), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

        If we do not distribute (or are not deemed to have distributed) at least 98% of our annual taxable income in the calendar year it is earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

        We adopted FASB ASC 740, Income Taxes ("ASC 740"). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of June 30, 2010 and for the year then ended, we did not have a liability for any unrecognized tax benefits. Management's determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

  Dividends and Distributions

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend or distribution is approved by our Board of Directors each quarter and is generally based upon our management's estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

  Financing Costs

        We record origination expenses related to our credit facility as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the effective interest method over the stated life of the facility.

        We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission ("SEC") registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

  Guarantees and Indemnification Agreements

        We Follow FASB ASC 460, Guarantees ("ASC 460").    ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees. ASC 460 did not have a material effect on the financial statements. Refer to Note 11 for further discussion of guarantees and indemnification agreements.

  Per Share Information

        Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. Diluted net increase or decrease in net assets resulting from operations per share are not presented as there are no potentially dilutive securities outstanding.

  Reclassifications

        Certain reclassifications have been made in the presentation of prior consolidated financial statements to conform to the presentation as of and for the twelve months ended June 30, 2010.

  Recent Accounting Pronouncements

        In May 2009, the FASB issued ASC 855, Subsequent Events ("ASC 855"). ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009. We evaluated all events or transactions that occurred after June 30, 2010 up through the date we issued the accompanying financial statements. During this period, we did not have any material recognizable subsequent events other than those disclosed in our financial statements.

        In June 2009, the FASB issued ASC 105, Generally Accepted Accounting Principles ("ASC 105"), which establishes the FASB Codification which supersedes all existing accounting standard documents and will become the single source of authoritative non-governmental U.S. GAAP. All other accounting literature not included in the Codification will be considered non-authoritative. The Codification did not change GAAP but reorganizes the literature. ASC 105 is effective for interim and annual periods ending after September 15, 2009. We have conformed our financial statements and related Notes to the new Codification.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

        In June 2009, the FASB issued ASC 860, Accounting for Transfers of Financial Assets — an amendment to FAS 140 ("ASC 860"). ASC 860 improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets: the effects of a transfer on its financial position, financial performance, and cash flows: and a transferor's continuing involvement, if any, in transferred financial assets. ASC 860 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Our management does not believe that the adoption of the amended guidance in ASC 860 will have a significant effect on our financial statements.

        In June 2009, the FASB issued ASC 810, Consolidation ("ASC 810"). ASC 810 is intended to (1) address the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, as a result of the elimination of the qualifying special-purpose entity concept in ASC 860, and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always provided timely and useful information about an enterprise's involvement in a variable interest entity. ASC 810 is effective as of the beginning of our first annual reporting period that begins after November 15, 2009. Our management does not believe that the adoption of the amended guidance in ASC 860 will have a significant effect on our financial statements.

        In August 2009, the FASB issued Accounting Standards Update ("ASU") 2009-05, Measuring Liabilities at Fair Value, to amend FASB Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures ("ASC 820"), to clarify how entities should estimate the fair value of liabilities. ASC 820, as amended, includes clarifying guidance for circumstances in which a quoted price in an active market is not available, the effect of the existence of liability transfer restrictions, and the effect of quoted prices for the identical liability, including when the identical liability is traded as an asset. We adopted ASU 2009-05 effective October 1, 2009. The amended guidance in ASC 820 does not have a significant effect on our financial statements for the year ended June 30, 2010.

        In September 2009, the FASB issued ASU 2009-12, Measuring Fair Value of Certain Investments ("ASU 2009-12"). This update provides further amendments to ASC 820 to offer investors a practical expedient for measuring the fair value of investments in certain entities that calculate net asset value per share. Specifically, measurement using net asset value per share is reasonable for investments within the scope of ASU 2009-12. We adopted ASU 2009-12 effective October 1, 2009. The amended guidance in ASC 820 does not have a significant effect on our financial statements for the year ended June 30, 2010.

        In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements ("ASC 2010-06"). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers' disclosures about postretirement benefit plan assets. ASU 2010-06 is effective December 15, 2009, except for the disclosure about purchase, sales, issuances and settlements in the roll forward of activity in level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Our management does not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

        In February 2010, the FASB issued Accounting Standards Update 2010-09, Subsequent Events (Topic 855) — Amendments to Certain Recognition and Disclosure Requirements ("ASU 2010-09"), which amends ASC Subtopic 855-10. ASU 2010-09 requires an entity that is an SEC filer to evaluate subsequent events through the date that the financial statements are issued and removes the requirement that an SEC filer

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

disclose the date through which subsequent events have been evaluated. ASC 2010-09 was effective upon issuance. The adoption of this standard had no effect on our results of operation or our financial position.

        In February 2010, the FASB issued Accounting Standards Update 2010-10, Consolidation (Topic 810) — Amendments for Certain Investments Funds ("ASU 2010-10"), which defers the application of the consolidation guidance in ASC 810 for certain investments funds. The disclosure requirements continue to apply to all entities. ASU 2010-10 is effective as of the beginning of the first annual period that begins after November 15, 2009 and for interim periods within that first annual period. Our management does not believe that the adoption of the amended guidance in ASU 2010-10 will have a significant effect on our financial statements.

        In August 2010, the FASB issued Accounting Standards Update 2010-21, Accounting for Technical Amendments to Various SEC Rules and Schedules ("ASU 2010-21"). This Accounting Standards Update various SEC paragraphs pursuant to the issuance of Release No. 33-9026: Technical Amendments to Rules, Forms, Schedules and Codification of Financial Reporting Policies. We are assessing the potential effect this guidance will have on our consolidated financial statements.

        In August 2010, the FASB issued Accounting Standards Update 2010-22, Accounting for Various Topics — Technical Corrections to SEC Paragraphs ("ASU 2010-22"). ASU 2010-22 amends various SEC paragraphs based on external comments received and the issuance of Staff Accounting Bulletin ("SAB") 112, which amends or rescinds portions of certain SAB topics. We are assessing the potential effect this guidance will have on our consolidated financial statements.

Note 4.  Portfolio Investments

        At June 30, 2010, we had invested in 58 long-term portfolio investments, which had an amortized cost of $728,759 and a fair value of $748,483 and at June 30, 2009, we had invested in 30 long-term portfolio investments, which had an amortized cost of $531,424 and a fair value of $547,168.

        As of June 30, 2010, we own controlling interests in Ajax Rolled Ring & Machine ("Ajax"), AWCNC, LLC, Borga, Inc. ("Borga"), C&J Cladding, LLC, Change Clean Energy Holdings, Inc. ("CCEHI"), Fischbein, LLC, Freedom Marine Services LLC, Gas Solutions Holdings, Inc. ("GSHI"), Integrated Contract Services, Inc. ("ICS"), Iron Horse Coiled Tubing, Inc. ("Iron Horse"), Manx Energy, Inc. ("Manx"), NRG Manufacturing, Inc., Nupla Corporation ("Nupla"), R-V Industries, Inc., Sidump'r Trailer Company, Inc. ("Sidump'r") and Yatesville Coal Holdings, Inc. ("Yatesville"). We also own an affiliated interest in Biotronic NeuroNetwork, Boxercraft Incorporated, KTPS Holdings, LLC, Smart, LLC, and Sport Helmets Holdings, LLC.

        The fair values of our portfolio investments as of June 30, 2010 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$195,958	$195,958
Affiliate investments	—	—	73,740	73,740
Non-control/non-affiliate investments	1,368	—	477,417	478,785

	1,368	—	747,115	748,483
Investments in money market funds	—	68,871	—	68,871

Total assets reported at fair value	$1,368	$68,871	$747,115	$817,354

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

The fair values of our portfolio investments as of June 30, 2009 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Investments at fair value
Control investments	$—	$—	$206,332	$206,332
Affiliate investments	—	—	32,254	32,254
Non-control/non-affiliate investments	—	—	308,582	308,582

	—	—	547,168	547,168
Investments in money market funds	—	98,735	—	98,735

Total assets reported at fair value	$—	$98,735	$547,168	$645,903

        The aggregate values of Level 3 portfolio investments changed during the twelve months ended June 30, 2010 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Control Investments	Affiliate Investments	Non-Control/ Non-Affiliate Investments	Total
Fair value as of June 30, 2009	$206,332	$32,254	$308,582	$547,168
Total realized losses	(51,228)	—	—	(51,228)
Change in unrealized (depreciation) appreciation	(8,403)	9,948	4,085	5,630 (1)

Net realized and unrealized (loss) gain	(59,631)	9,948	4,085	(45,598)

Assets acquired in the Patriot acquisition	10,534	36,400	160,073	207,007
Purchases of portfolio investments	16,240	2,800	126,788	145,828
Payment-in-kind interest	2,871	775	3,905	7,551
Accretion of original issue discount	3,535	1,475	15,303	20,313
Dispositions of portfolio investments	(9,396)	(4,884)	(120,874)	(135,154)
Transfers within Level 3	25,473	(5,028)	(20,445)	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2010	$195,958	$73,740	$477,417	$747,115

(1)
Relates to assets held at June 30, 2010

        During the year ended June 30, 2010, the valuation methodology for Ajax changed from a discounted cash flow analysis to an enterprise and equity valuation. The independent valuation agent proposed this adjustment due to our controlling equity interest in Ajax. As a result, and combined with declining

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

financial results, the fair market value of Ajax decreased from $31,638 to $30,904 as of June 30, 2009 and June 30, 2010, respectively. There were no other material changes to our valuation methodology.

        At June 30, 2010, nine loan investments were on non-accrual status: Borga, Deb Shops, Inc., ICS, Iron Horse, Nupla, Manx, Sidump'r, Wind River Resources Corp. and Wind River II Corp. ("Wind River"), and Yatesville. At June 30, 2009, five loan investments were on non-accrual status: Appalachian Energy Holdings, LLC ("AEH"), Coalbed LLC./Coalbed Inc. ("Coalbed"), ICS, Wind River and Yatesville. The loan principal of these loans amounted to $163,653 and $92,513 as of June 30, 2010 and June 30, 2009, respectively. The fair values of these investments represent approximately 5.6% and 7.3% of our net assets as of June 30, 2010 and June 30, 2009, respectively. For the years ended June 30, 2010, June 30, 2009 and June 30, 2008, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $19,764, $18,746 and $3,449, respectively.

        During the quarter ended December 31, 2009, we discontinued operations at Yatesville. At December 31, 2009, consistent with the decision to discontinue operations, we determined that the impairment of Yatesville was other-than-temporary and recorded a realized loss of $51,228 for the amount that the amortized cost exceeded the fair market value. As of June 30, 2010 and June 30, 2009, Yatesville is valued at $808 and $13,097, respectively. At June 30, 2009, we determined that one of our investments, CCEHI was other than temporarily impaired and recorded a realized loss representing the amount by which the amortized cost exceeded the fair value.

        GSHI has indemnified us against any legal action arising from its investment in Gas Solutions, LP. We have incurred approximately $2,093 from the inception of the investment in GSHI through June 30, 2010 for fees associated with a legal action, and GSHI has reimbursed us for the entire amount. Of the $2,093 reimbursement, $179 and $118 was reflected as dividend income: control investments in the Consolidated Statements of Operations for the years ended June 30, 2009 and June 30, 2008, respectively. There were no such legal fees incurred or reimbursed for the year ended June 30, 2010. Additionally, certain other expenses incurred by us which are attributable to GSHI have been reimbursed by GSHI and are reflected as dividend income: control investments in the Consolidated Statements of Operations. For the years ended June 30, 2010, June 30, 2009 and June 30, 2008, such reimbursements totaled as $3,103, $4,422 and $4,589, respectively.

        The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $157,662, $98,305 and $311,947 during the year ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively. Debt repayments and sales of equity securities with a cost basis of approximately $136,221, $66,084 and $143,434 were received during the year ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

        During the year ended June 30, 2010, we restructured our loans to Aircraft Fasteners International, LLC, EXL Acquisition Corporation, LHC Holdings Corp., Prince Mineral Company, Inc. and R-O-M Corporation. The revised terms were more favorable than the original terms and increased the present value of the future cash flows. In accordance with ASC 320-20-35 the cost basis of the new loans were recorded at par value, which included $8,099 of accelerated original purchase discount recognized as interest income.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

Note 5.  Other Investment Income

        Other investment income consists of structuring fees, overriding royalty interests, prepayment penalty on net profits interests, settlement of net profits interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources was $12,675, $14,762 and $8,336 for the years ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively.

	For the Year Ended
Income Source	June 30, 2010	June 30, 2009	June 30, 2008
Gain on Patriot acquisition (Note 2)	$8,632	$—	$—
Structuring and amendment fees	3,338	1,274	4,751
Overriding royalty interests	194	550	1,819
Prepayment penalty on net profits interests	—	—	1,659
Settlement of net profits interests	—	12,651	—
Deal deposit	—	62	49
Administrative agent fee	100	55	48
Miscellaneous	411	170	10

Other Investment Income	$12,675	$14,762	$8,336

Note 6.  Equity Offerings, Offering Expenses, and Distributions

        During the year ended June 30, 2010, we issued 16,683,197 shares of our common stock through public offerings, a registered direct offering, and through the exercise of over-allotment options on the part of the underwriters. Offering expenses were charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us. The proceeds raised, the related underwriting

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

fees, the offering expenses, and the prices at which common stocks were issued since inception are detailed in the following table:

Issuances of Common Stock	Number of Shares Issued	Gross Proceeds Raised	Underwriting Fees	Offering Expenses	Offering Price
March 23, 2010 — June 30, 2010(1)	5,251,400	$60,378	$1,210	$624	$11.50
September 24, 2009(2)	2,807,111	$25,264	$—	$840	$9.000
August 20, 2009(2)	3,449,686	$29,322	$—	$117	$8.500
July 7, 2009	5,175,000	$46,575	$2,329	$200	$9.000
May 26, 2009 over-allotment	1,012,500	$8,353	$418	$—	$8.250
May 26, 2009	6,750,000	55,687	2,784	300	8.250
April 27, 2009 over-allotment	480,000	$3,720	$177	$—	$7.750
April 27, 2009	3,200,000	24,800	1,177	210	7.750
March 19, 2009	1,500,000	$12,300	$—	$513	$8.200
June 2, 2008	3,250,000	$48,425	$2,406	$254	$14.900
March 31, 2008	1,150,000	$17,768	$759	$350	$15.450
March 28, 2008	1,300,000	19,786	—	350	15.220
November 13, 2007 over-allotment	200,000	$3,268	$163	$—	$16.340
October 17, 2007	3,500,000	57,190	2,860	551	16.340
January 11, 2007 over-allotment	810,000	$14,026	$688	$—	$17.315	(3)
December 13, 2006	6,000,000	106,200	5,100	279	17.700
August 28, 2006 over-allotment	745,650	$11,408	$566	$—	$15.300
August 10, 2006	4,971,000	76,056	3,778	595	15.300
August 27, 2004 over-allotment	55,000	$825	$58	$2	$15.000
July 27, 2004	7,000,000	105,000	7,350	1,385	15.000

(1)
On March 17, 2010, we established an at-the-market program through which we may sell, from time to time and at our sole discretion, 8,000,000 shares of our common stock. Through this program we issued 5,251,400 shares of our common stock at an average price of $11.50 per share, raising $60,378 of gross proceeds, from March 23, 2010 through June 30, 2010.

(2)
Concurrent with the sale of these shares, we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the shares. We have filed with the SEC a post-effective amendment to the registration statement on Form N-2 which has been declared effective by the SEC.

(3)
We declared a dividend of $0.385 per share between offering and over — allotment dates.

        Our shareholders' equity accounts at June 30, 2010 and June 30, 2009 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

        On October 9, 2008, our Board of Directors approved a share repurchase plan under which we may repurchase up to $20,000 of our common stock at prices below our net asset value as reported in our financial statements published for the year ended June 30, 2008. We have not made any purchases of our common stock during the period from October 9, 2008 to June 30, 2010 pursuant to this plan.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

        On June 18, 2010, we announced a change in dividend policy from quarterly to monthly dividends and declared monthly dividends in the following amounts and with the following dates:

  •
  $0.10 per share for June 2010 to holders of record on June 30, 2010 with a payment date of July 30, 2010;

  •
  $0.10025 per share for July 2010 to holders of record on July 30, 2010 with a payment date of August 31, 2010; and

  •
  $0.10050 per share for August 2010 to holders of record on August 31, 2010 with a payment date of September 30, 2010.

Note 7.  Net Increase in Net Assets per Common Share

        The following information sets forth the computation of net increase in net assets resulting from operations per common share for the years ended June 30, 2010, 2009 and 2008, respectively.

	For the Year Ended
	June 30, 2010	June 30, 2009	June 30, 2008
Net increase in net assets resulting from operations	$19,625	$35,104	$27,591
Weighted average common shares outstanding	59,429,222	31,559,905	23,626,642

Net increase in net assets resulting from operations per common share	$0.33	$1.11	$1.17

Note 8.  Related Party Agreements and Transactions

  Investment Advisory Agreement

        We have entered into an investment advisory and management agreement with Prospect Capital Management (the "Investment Advisory Agreement") under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

        Prospect Capital Management's services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

        The total base management fees earned by and paid to Prospect Capital Management for the years ended June 30, 2010, June 30, 2009 and June 30, 2008 were $13,929, $11,915 and $8,921, respectively.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

        The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a "hurdle rate" of 1.75% per quarter (7.00% annualized).

        The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  •
  20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

        These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

        The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an "investment" is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equal the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

        Income incentive fees totaling $16,798, $14,790 and $11,278 were earned for the years ended June 30, 2010, June 30, 2009 and June 30, 2008, respectively. No capital gains incentive fees were earned for years ended June 30, 2010, June 30, 2009 and June 30, 2008.

  Administration Agreement

        We have also entered into an Administration Agreement with Prospect Administration, LLC ("Prospect Administration") under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. For the years ended June 30, 2010, 2009 and 2008, the reimbursement was approximately $3,361, $2,856 and $2.139, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

        The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration's services under the Administration Agreement or otherwise as administrator for us.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

        Prior to July 1, 2009, Prospect Administration, pursuant to the approval of our Board of Directors, engaged Vastardis Fund Services LLC ("Vastardis") to serve as our sub-administrator to perform certain services required of Prospect Administration. Under the sub-administration agreement, Vastardis provided us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducted relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Vastardis provided reports to the Administrator and the Directors of its performance of obligations and furnished advice and recommendations with respect to such other aspects of our business and affairs as it shall determine to be desirable. Under the sub-administration agreement, Vastardis also provided the service of William E. Vastardis as our Chief Financial Officer ("CFO"). We compensated Vastardis for providing us these services by the payment of an asset-based fee with a $400 annual minimum, payable monthly. Our service agreement was amended on September 28, 2008 so that Mr. Vastardis no longer served as our CFO effective as of November 11, 2008. At that time, Brian H. Oswald, a managing director at Prospect Administration, assumed the role of CFO.

        We terminated our agreement with Vastardis to provide sub-administration services effective June 30, 2009. We entered into a new consulting services agreement for the period from July 1, 2009 until the filing of our Form 10-K for the year ended June 30, 2009. We paid Vastardis a total of $30 for services rendered in conjunction with preparation of Form 10-K under the new agreement. This amount was accrued during the quarter ended June 30, 2009. All services previously provided by Vastardis were assumed by Prospect Administration beginning on July 1, 2009 for the fiscal year ending June 30, 2010 and thereafter.

  Managerial Assistance

        As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We billed $892, $846, and $1,027 of managerial assistance fees for the years ended June 30, 2010, June 30, 2009, and June 30, 2008, respectively, of which $247 and $60 remains on the consolidated statement of assets and liabilities as of June 30, 2010, and June 30, 2009, respectively. These fees are paid to the Administrator so we simultaneously accrue a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

Note 9.  Financial Highlights

	Year Ended June 30, 2010	Year Ended June 30, 2009	Year Ended June 30, 2008	Year Ended June 30, 2007	Year Ended June 30, 2006
Per Share Data(1):
Net asset value at beginning of period	$12.40	$14.55	$15.04	$15.31	$14.59
Costs related to the initial public offering	—	—	—	—	0.01
Costs related to the secondary public offering	—	—	(0.07)	(0.06)	—
Net investment income	1.13	1.87	1.91	1.47	1.21
Realized (loss) gain	(0.87)	(1.24)	(0.69)	0.12	0.04
Net unrealized appreciation (depreciation)	0.07	0.48	(0.05)	(0.52)	0.58
Net (decrease) increase in net assets as a result of public offering	(0.85)	(2.11)	—	0.26	—
Net increase in net assets as a result of shares issued for Patriot acquisition	0.12	—	—	—	—
Dividends declared and paid	(1.70)	(1.15)	(1.59)	(1.54)	(1.12)

Net asset value at end of period	$10.30	$12.40	$14.55	$15.04	$15.31

Per share market value at end of period	$9.65	$9.20	$13.18	$17.47	$16.99
Total return based on market value(2)	17.66%	(18.60)%	(15.90)%	12.65%	44.90%
Total return based on net asset value(2)	6.82%	(0.61)%	7.84%	7.62%	12.76%
Shares outstanding at end of period	69,086,862	42,943,084	29,520,379	19,949,065	7,069,873
Average weighted shares outstanding for period	59,429,222	31,559,905	23,626,642	15,724,095	7,056,846
Ratio/Supplemental Data:
Net assets at end of period (in thousands)	$711,424	$532,596	$429,623	$300,048	$108,270
Annualized ratio of operating expenses to average net assets	7.54%	9.03%	9.62%	7.36%	8.19%
Annualized ratio of net investment income to average net assets	10.69%	13.14%	12.66%	9.71%	7.90%

(1)
Financial highlights are based on weighted average shares.

(2)
Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

Note 10.  Litigation

        From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

        On December 6, 2004, Dallas Gas Partners, L.P. ("DGP") served us with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that we breached our fiduciary duty to DGP and tortiously interfered with DGP's contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with our alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26,000. The complaint sought relief not limited to $100,000. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant our Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting our Motion for Summary Judgment dismissing all claims by DGP, against us. On May 16, 2007, the Court also granted us summary judgment on DGP's liability to us on our counterclaim for DGP's breach of a release and covenant not to sue. On January 4, 2008, the Court, Judge Melinda Harmon presiding, granted our motion to dismiss all DGP's claims asserted against certain of our officers and affiliates. On August 20, 2008, Judge Harmon entered a Final Judgment dismissing all of DGP's claims. DGP appealed to the U.S. Court of Appeals for the Fifth Circuit, which affirmed the Final Judgment on June 24, 2009. DGP then moved for rehearing on July 8, 2009, which the Fifth Circuit denied on August 6, 2009. Our damage claims against DGP remain pending.

        In May 2006, based in part on unfavorable due diligence and the absence of investment committee approval, we declined to extend a loan for $10,000 to a potential borrower ("plaintiff"). Plaintiff was subsequently sued by its own attorney in a local Texas court for plaintiff's failure to pay fees owed to its attorney. In December 2006, plaintiff filed a cross-action against us and certain affiliates (the "defendants") in the same local Texas court, alleging, among other things, tortuous interference with contract and fraud. We petitioned the United States District Court for the Southern District of New York (the "District Court") to compel arbitration and to enjoin the Texas action. In February 2007, our motions were granted. Plaintiff appealed that decision. On July 24, 2008, the Second Circuit Court of Appeals affirmed the judgment of the District Court. The arbitration commenced in July 2007 and concluded in late November 2007. Post-hearing briefings were completed in February 2008. On April 14, 2008, the arbitrator rendered an award in our favor, rejecting all of plaintiff's claims. On April 18, 2008, we filed a petition before the District Court to confirm the award. On October 8, 2008, the District Court granted the Company's petition to confirm the award, confirmed the awards and subsequently entered judgment thereon in favor of the Company in the amount of $2,288. After filing a defective notice of appeal to the United States Court of Appeals for the Second Circuit on November 5, 2008, plaintiff's counsel resubmitted a new notice of appeal on January 9, 2009. The plaintiff subsequently requested that the Company agree to stipulate to the withdrawal of plaintiff's appeal to the Second Circuit. Such a stipulation was filed with the Second Circuit on or about April 14, 2009. Based on this stipulation, the Second Circuit issued a mandate terminating the appeal, which was transmitted to the District Court on April 23, 2009. Post-judgment discovery against plaintiff is continuing and we have filed a motion for sanctions against plaintiff's counsel. Argument for the motion for sanctions was held on November 19, 2009 and a decision from the court is pending. On March 9, 2010, Judge Leonard Sands granted our motion for sanctions against plaintiff's counsel. On July 14, 2010, Arnold & Itkin filed a notice of appeal appealing the judgment and the Court's March 9, 2010 Memorandum and Order.

Note 11.  Revolving Credit Agreements

        On June 6, 2007, we closed on a $200,000 three-year revolving credit facility (as amended on December 31, 2007) with Rabobank Nederland ("Rabobank") as administrative agent and sole lead

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

arranger (the "Rabobank Facility"). Until November 14, 2008, interest on the Rabobank Facility was charged at LIBOR plus 175 basis points; thereafter, under the terms of a commitment letter with Rabobank to arrange and structure a new rated credit facility, we agreed to an immediate increase in the current borrowing rate on the Rabobank Facility to LIBOR plus 250 basis points. Additionally, Rabobank charged a fee on the unused portion of the facility. This fee is assessed at the rate of 37.5 basis points per annum of the amount of that unused portion.

        On June 25, 2009, we completed a first closing on an expanded $250,000 revolving credit facility (the "Syndicated Facility"). The new Syndicated Facility, which had $175,000 total commitments as of June 30, 2009, includes an accordion feature which allows the Syndicated Facility to accept up to an aggregate total of $250,000 of commitments for which we continue to solicit additional commitments from other lenders for the additional $75,000. The revolving period extends through June 24, 2010, with an additional one year amortization period thereafter whereby all principal, interest and fee payments received in conjunction with collateral pledged to the Syndicated Facility, less a monthly servicing fee payable to us, are required to be used to repay outstanding borrowings under the Syndicated Facility. Any remaining outstanding borrowings would be due and payable on the commitment termination date, which is currently June 24, 2011.

        On June 11, 2010, we closed an extension and expansion of our revolving credit facility with a syndicate of lenders. The lenders have commitments of $210 million under the new credit facility as of June 11, 2010. The new credit facility includes an accordion feature which allows the facility to be increased to up to $300 million of commitments in the aggregate to the extent additional or existing lenders commit to increase the commitments. We will seek to add additional lenders in order to reach the maximum size; although no assurance can be given we will be able to do so. As we make additional investments which are eligible to be pledged under the credit facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. The revolving period of the credit facility extends through June 2012, with an additional one year amortization period (with distributions allowed) after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due if required by the lenders.

        The Syndicated Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The Syndicated Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Syndicated Facility. The Syndicated Facility also requires the maintenance of a minimum liquidity requirement. At June 30, 2010, we were in compliance with the applicable covenants.

        Interest on borrowings under the credit facility is one-month LIBOR plus 325 basis points, subject to a minimum LIBOR floor of 100 basis points. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 75 basis points if at least half of the credit facility is used or 100 basis points otherwise. As of June 30, 2010 and 2009, we had $180,678 and $125,746 available to us for borrowing under our credit facility, of which $100,300 and $124,800 was outstanding, respectively. As we make additional investments which are eligible to be pledged under the credit facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. At June 30, 2010, the investments used as collateral for the Syndicated Facility had an aggregate market value of $512,244, which represents 72.0% of net assets.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

        In connection with the origination and amendment of the Syndicated Facility, we incurred approximately $7,580 of fees, including $3,224 of fees carried over from the previous facility, which are being amortized over the term of the facility, and wrote off $759 of the unamortized debt issue costs associated with the original credit facility, in accordance with ASC 470-50, Debt Modifications and Extinguishments.

Note 12.  Merger Proposal to Allied Capital Corporation

        In January 2010, we delivered a proposal letter to Allied Capital Corporation ("Allied") noting our opposition to Allied's proposed merger with Ares Capital Corporation ("Ares") and containing an offer to acquire each outstanding Allied share in exchange for 0.385 of a share of our common stock. Allied expressed that our offer did not constitute a "Superior Proposal" as defined in their Merger Agreement with Ares and declined our January 2010 offer. In February 2010, we increased our offer to 0.4416 of a share of our common stock. This final offer was also declined by Allied. On March 5, 2010, following Allied's announcement of a special dividend to shareholders, we terminated our solicitation in opposition of the proposed merger with Ares. We incurred $852 of administrative and legal expense for advice relating to this potential acquisition for the year ended June 30, 2010.

Note 13.  Selected Quarterly Financial Data (Unaudited)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2007	15,391	0.77	7,865	0.39	685	0.04	8,550	0.43
December 31, 2007	18,563	0.80	10,660	0.46	(14,346)	(0.62)	(3,686)	(0.16)
March 31, 2008	22,000	0.92	12,919	0.54	(14,178)	(0.59)	(1,259)	(0.05)
June 30, 2008	23,448	0.85	13,669	0.50	10,317	0.38	23,986	0.88
September 30, 2008(2)	35,799	1.21	23,502	0.80	(9,504)	(0.33)	13,998	0.47
December 31, 2008	22,213	0.75	11,960	0.40	(5,436)	(0.18)	6,524	0.22
March 31, 2009	20,669	0.69	11,720	0.39	3,611	0.12	15,331	0.51
June 30, 2009	21,800	0.59	11,981	0.32	(12,730)	(0.34)	(749)	(0.02)
September 30, 2009	21,517	0.43	12,318	0.25	(18,696)	(0.38)	(6,378)	(0.13)
December 31, 2009(3)	31,801	0.55	19,258	0.33	(33,778)	(0.59)	(14,520)	(0.25)
March 31, 2010	32,005	0.50	18,974	0.30	6,966	0.11	25,940	0.41
June 30, 2010	29,236	0.44	16,640	0.25	(2,057)	(0.03)	14,583	0.22

(1)
Per share amounts are calculated using weighted average shares during period.

(2)
Additional income for this quarter was driven by other investment income from the settlement of net profits interests on IEC Systems LP and Advanced Rig Services LLC for $12,576. See Note 5.

(3)
As adjusted for increase in earnings from Patriot. See Note 2.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(In thousands, except share and per share data) — (Continued)

Note 14.  Subsequent Events

        On July 14, 2010, we closed a $37,400 first lien senior secured credit facility to support the acquisition by H.I.G. Capital of a leading consumer credit enhancement services company.

        On July 23, 2010, we made a secured debt investment of $21,000 in SonicWALL, Inc., a global leader in network security and data protection for small, mid-sized, and large enterprise organizations.

        On July 30, 2010, we issued 83,875 shares of our common stock in connection with the dividend reinvestment plan.

        On July 30, 2010, we invested $52,420 of combined debt and equity in AIRMALL USA Inc., a leading developer and manager of airport retail operations.

        On July 30, 2010, we recapitalized our debt investment in Northwestern Management Services, LLC, a leading dental practice management company in the Southeast Florida market, providing $10,774 of additional funding to fund the acquisition of six dental practices.

        During the period from July 1, 2010 to July 21, 2010, we issued 2,748,600 shares of our common stock at an average price of $9.75 per share, and raised $26,799 of gross proceeds, under our at-the-market program. Net proceeds were $26,262 after 2% commission to the broker-dealer on shares sold.

        During the period from July 22, 2010 to August 24, 2010, we issued 3,814,528 shares of our common stock at an average price of $9.71 per share, and raised $37,052 of gross proceeds, under our at-the-market program. Net proceeds were $36,335 after 2% commission to the broker-dealer on shares sold.

        On August 26, 2010, we declared monthly dividends in the following amounts and with the following dates:

  •
  $0.100625 per share for September 2010 to holders of record on September 30, 2010 with a payment date of October 29, 2010;

  •
  $0.100750 per share for October 2010 to holders of record on October 29, 2010 with a payment date of November 30, 2010.

        On August 26, 2010, Regional Management Corporation repaid the $25,814 loan receivable to us.

9,000,000 Shares

P R O S P E C T U S  S U P P L E M E N T
A p r i l  4, 2 0 1 1

Goldman, Sachs & Co.